UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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KENNAMETAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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KENNAMETAL INC. 600 Grant Street Suite 5100 Pittsburgh, Pennsylvania 15219

Notice of Annual Meeting of Shareowners

Tuesday, October 30, 2018

To the Shareowners of Kennametal Inc.:

The Annual Meeting of Shareowners (“Annual Meeting”) of Kennametal Inc. (the “Company”) will be held at the Quentin C. McKenna Technology Center, located at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, on Tuesday, October 30, 2018 at 2:00 p.m. (Eastern Time) to consider and act upon the following matters:

1. The election of ten directors for terms to expire in 2019;

2. The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019; and

3. A non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement.

Shareowners also will be asked to consider such other business as may properly come before the meeting. The Board of Directors has fixed Tuesday, September 4, 2018 as the record date (the “Record Date”). Only shareowners of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our shareowners’ timely access to this important information. If you have received a Notice and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

If you plan to attend the Annual Meeting, please note that each shareowner must present valid picture identification, such as a driver’s license or passport. Additionally, shareowners holding stock in brokerage accounts (“street name” holders) must bring a copy of a brokerage statement reflecting stock ownership as of the Record Date to be admitted into the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please vote by telephone, via the Internet or complete, date and sign and return a proxy card to ensure your shares are voted at the Annual Meeting.

By Order of the Board of Directors

Michelle R. Keating
Vice President, Secretary
and General Counsel

September 13, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD OCTOBER 30, 2018

This Proxy Statement and the 2018 Annual Report are available for viewing at

www.envisionreports.com/KMT

PROXY SUMMARY

2018 Proxy Summary

This 2018 Proxy Summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider before voting, and we strongly encourage you to carefully read the entire proxy statement before voting.

General Information About the 2018 Annual Meeting of Shareowners

• Date and Time:	Tuesday, October 30, 2018 at 2:00 p.m. (Eastern Time)
• Location:	Quentin C. McKenna Technology Center, located at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, 15650
• Record Date:	September 4, 2018
• Voting:	For all matters, shareowners as of the Record Date have one vote for each share of capital stock held by such person on the Record Date

Proposals to be Considered and Board Recommendations

Proposal	Board Voting Recommendation	Page Reference (for more detail)

• Election of ten directors with terms expiring in 2019	FOR EACH DIRECTOR NOMINEE	7

• Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019	FOR	31

• Non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement	FOR	85

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PROXY SUMMARY

Board Nominees

Name	Age	Director Since (1)			Committee Memberships			Other Public Company Boards
			Occupation	Independent	AC	CC	N/CG
Joseph Alvarado	66	2018	Retired Chairman, Commercial Metals Company	Yes	X	X	—	—
Cindy L. Davis	56	2012	Board of Directors, Deckers Brands	Yes	X	—	X	Deckers Brands
William J. Harvey	67	2011	Retired President, DuPont Packaging & Industrial Polymers (a global business unit of E.I. DuPont de Nemours & Company)	Yes	—	X	X	—
William M. Lambert	60	2016	Non-Executive Chairman, MSA Safety, Inc.	Yes	X	—	X	MSA Safety, Inc.
Lorraine M. Martin	56	2018	Retired Executive Vice President and Deputy, Lockheed Martin	Yes				—
Timothy R. McLevish	63	2004	Board of Directors, R.R. Donnelly & Sons	Yes	X	—	X	R.R. Donnelly & Sons
Sagar A. Patel	52	2016	President, Aircraft Turbine Systems (a global business unit of Woodward, Inc.)	Yes	X	X	—	—
Christopher Rossi	54	2017	President and CEO, Kennametal Inc.	No	—	—	—	—
Lawrence W. Stranghoener	64	2003	Chairman of the Board, Kennametal Inc.	Yes	—	—	—	—
Steven H. Wunning	67	2005	Retired Group President and Executive Office member of Caterpillar Inc.	Yes	—	X	X	Summit Materials; The Sherwin Williams Company

(1)	References are to calendar years.
AC	Audit Committee
CC	Compensation Committee
N/CG	Nominating/Corporate Governance Committee

•

Attendance:    In Fiscal 2018, each of our director nominees serving on the Board in that year attended at least 75% of the Board and committee meetings on which he or she sat during his or her tenure as a director. In Fiscal 2019, Ms. Martin was elected to the Kennametal Inc. Board, effective July 1, 2018. On July 31, 2018, Ms. Martin was appointed to serve on the Audit and Nominating/Corporate Governance Committees.

•

Director Elections:    Directors are elected by a majority of votes cast; meaning that the number of votes cast “for” such director nominee must exceed the number of votes cast “against” such nominee in order for a director to be elected.

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PROXY SUMMARY

Corporate Governance Highlights

Our Board has a strong commitment to ethical conduct and good corporate governance, which promotes the long-term interests of shareowners, strengthens Board and management accountability and helps build public trust in the Company. The dashboard below provides a snapshot of the Company’s current corporate governance policies.

•

Declassified Board of Directors — At its meeting on July 26, 2016, the Board of Directors (“Board”) approved an amendment to the Company’s By-laws removing the classification of the Board of Directors. As of our October 30, 2018 Annual Meeting, the Board is fully declassified, with all Directors elected to one-year terms.

•

Separation of CEO and Chairman — On November 17, 2014, the Board approved the separation of the roles of the Chief Executive Officer and the Chairman of the Board. An independent director serves as our Chairman of the Board.

•

Changed from Plurality Voting to Majority Voting in Director Elections — At the Annual Meeting of Shareowners held on October 28, 2014, the shareowners approved a change to the voting standard in director elections from plurality voting to majority voting and to eliminate cumulative voting.

•

Equity Plan Changes Eliminate Single Trigger Vesting Provisions — On January 27, 2015, the Compensation Committee of the Board of Directors amended our Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013) and Executive Retirement Plan (“ERP”) (as amended December 30, 2008) to (i) modify the definition of “Change in Control”; and (ii) eliminate single-trigger vesting of future awards under the Stock and Incentive Plan or accrued benefits under the ERP for prospective plan participants. Consistently, the Company’s 2016 Stock and Incentive Plan includes a double-trigger vesting provision.

•

Governance Guidelines — The Board has established Corporate Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as the Board’s mission, a Director’s responsibilities, Director qualifications, determination of Director independence, Board committee structure, Chief Executive Officer performance evaluations and management succession. The Board regularly reviews developments in corporate governance and updates the Corporate Governance Guidelines and other governance materials as it deems necessary and appropriate.

•	Independent Directors — Our Board is comprised of all independent directors, other than our President and Chief Executive Officer and our retired Executive Chairman.

•	Independent Directors Regularly Meet — Our independent directors meet in executive sessions, led by our independent Chairman of the Board, at each regularly scheduled Board meeting.

•	Independent Board Committees — We have three standing Board committees with only independent directors serving as members.

•	Annual Board and Committee Self-Evaluation — Our Board and Board committees engage in a self-evaluation process annually.

•

High Rate of Board Attendance — In Fiscal 2018, each of our directors serving on the Board in that year attended at least 75% of the Board and committee meetings on which he or she sat during his or her tenure as a director.

•	No Poison Pill — The Company currently does not have a poison pill in place.

•	Strong Stock Ownership Guidelines for Directors and Executive Officers — We have adopted Stock Ownership Guidelines for directors, executives and key managers to effectively

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link the interests of management and our shareowners and to promote an ownership culture throughout our organization. We believe that stock should be acquired and held in quantities that encourage management to make decisions and take actions that will enhance Company performance and increase its value.

•

Anti-hedging, Anti-pledging and Anti-shorting Policy — Our insider trading policy prohibits the hedging, pledging or shorting of Company stock by directors, executives and other key managers without the prior approval and express authorization of the Company’s General Counsel. An exception to this prohibition may be granted where an individual wishes to pledge Company stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged stock.

Fiscal 2018 Financial Results Summary

The Company achieved the following performance in sales, profitability and returns for Fiscal 2018 (see Appendix A for a reconciliation of these non-GAAP financial measures to the comparable GAAP measures):

•	Net income attributable to Kennametal for Fiscal 2018 was $200 million compared to $49 million in Fiscal 2017.

•

Return on Invested Capital for Fiscal 2018 was 12.0% compared with 4.3% in Fiscal 2017. Adjusted Return on Invested Capital (“ROIC”) for Fiscal 2018 was 13.0% compared with Adjusted ROIC of 8.8% in Fiscal 2017.

•	Earnings Before Interest and Taxes (“EBIT”) for Fiscal 2018 was $302 million, 12.8% margin (as adjusted to exclude restructuring and related charges: $318 million, 13.4% margin).

•

Working capital was $660 million as of June 30, 2018 compared to $652 million as of June 30, 2017. Primary Working Capital as a Percent of Sales Revenues (“PWCPS”) was 29.6% as of June 30, 2018 compared to 31.4% as of June 30, 2017.

•	Sales of $2.4 billion for Fiscal 2018 compared with $2.1 billion in Fiscal 2017.

Compensation Highlights for Fiscal 2018

The following are the highlights of our 2018 compensation program:

•

Our Compensation Committee has adopted a strong pay-for-performance philosophy which is tested on an annual basis through a realizable pay-for-performance alignment assessment conducted for the CEO position by the Committee’s independent consultant.

•

Compensation is paid in a mix of base salary; annual cash-based incentives under our Annual Incentive Plan (“AIP”); and equity-based long-term incentive awards (consisting of restricted stock units and performance stock units) under our Long-term Incentive Plan (“LTIP”).

•	Compensation is tied mainly to Company financial and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.

•

Payment of annual cash-based incentives under the AIP is based on achieving critical measures of Company performance, consistent with our pay-for-performance philosophy. AIP payments for Fiscal 2018 performance were based on three performance metrics: Adjusted EBIT; PWCPS; and individual performance.

•	Our equity-based LTIP is intended to drive the achievement of critical long-term business objectives, align management’s interests with those of our shareowners and foster retention of

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PROXY SUMMARY

key executives. In Fiscal 2018, 60% of the target value of each executive’s LTIP opportunity was granted as performance stock units (“PSUs”) and 40% was granted as restricted stock units (“RSUs”) (all are settled in stock).

•

Vesting of Fiscal 2018 PSUs is based on the attainment of an Adjusted ROIC financial performance goal (100% weight) with a Relative Total Shareholder Return (“TSR”) multiplier. PSUs are subject to an additional continuous service requirement, which provides that award recipients must remain employed by the Company through the payout date in order to receive the payout, generally three years after the grant date. RSUs time vest based on continuous service with the Company.

•	Our Fiscal 2018 financial performance had the following effects on the performance-based awards held by our named executive officers (“NEOs”):

Fiscal 2018 AIP

•

Component (1) of 2018 Target AIP awards was based on achievement of the Company’s financial goals for Adjusted EBIT and PWCPS metrics. For all NEOs other than Messrs. Rossi and De Feo, Adjusted EBIT was weighted at 60% and PWCPS was weighted at 20%. For Mr. Rossi, Adjusted EBIT was weighted at 62.5% and PWCPS was weighted at 20.8%. For Mr. De Feo, Adjusted EBIT was weighted at 64.3% and PWCPS was weighted at 21.4%. Based on the Company’s Fiscal 2018 performance results, Messrs. van Gaalen, Dragich, and Port, and Ms. Keating were paid a cash incentive equal to 100.8% of targeted award for Adjusted EBIT performance and 28.4% of weighted targeted award for PWCPS performance, Mr. Rossi was paid a cash incentive equal to 105% of weighted targeted award for Adjusted EBIT performance and 29.5% of targeted award for PWCPS performance, and Mr. De Feo was paid a cash incentive equal to 108% of weighted targeted award for Adjusted EBIT and 30.3% of weighted targeted award for PWCPS performance.

•

Component (2) of 2018 Target AIP awards was based on achievement of certain individual performance goals weighted at 20% for all NEOs other than Messrs. Rossi and De Feo who had individual performance goals weighted at 16.7% and 14.3%, respectively. Based on Fiscal 2018 individual performance results, Messrs. Rossi, De Feo, van Gaalen, Dragich, and Port, and Ms. Keating were paid a cash incentive equal to 18.4%, 14.3%, 20%, 32%, 27%, and 21%, respectively, of targeted award based on Fiscal 2018 individual performance.

•	Mr. Byrnes did not qualify for AIP for Fiscal 2018.

Performance Stock Units

•

The first tranche ( 1⁄3) of the 2018 PSUs, as measured by ROIC performance were achieved at 120.1% multiple of target with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2020.

•

The second tranche ( 1⁄3) of the 2017 PSUs, as measured by ROIC performance were achieved at 144.3% multiple of target with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2019.

•

The third tranche ( 1⁄3) of the 2016 PSUs, as measured by ROIC performance were achieved at 175% of target and the third tranche (1/4) Relative TSR performance at 0% of target, and the cumulative three-year tranche ( 1⁄4) Relative TSR at 54%, for an aggregate 76.4% multiple of target Fiscal 2016 PSUs to vest.

•	Any tranche earned based on performance is not paid until the end of the performance period and is subject to risk of forfeiture until paid.

KENNAMETAL INC. 2018 Proxy Statement	| v

GENERAL INFORMATION

General Information

When and where is the 2018 Annual Meeting?

The 2018 Annual Meeting of shareowners (the “Annual Meeting”) will be held on Tuesday, October 30, 2018 at 2:00 p.m. (Eastern Time) at the Quentin C. McKenna Technology Center, located at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, 15650.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of this Proxy Statement and the 2018 Annual Report?

We are utilizing an SEC rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its shareowners a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet or how to request a paper copy of proxy materials may be found in the Notice.

If you have received a Notice and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all shareowners. We may choose to send certain shareowners the Notice, while sending other shareowners a full set paper copy of our Proxy Statement, 2018 Annual Report, Notice and proxy card.

How can I access the proxy materials over the Internet?

The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of this Proxy Statement and the 2018 Annual Report are available at www.envisionreports.com/KMT.

When was the Notice or other proxy materials mailed to shareowners?

The Notice of this Proxy Statement was first mailed to shareowners on or about September 13, 2018. Once the Notice is received, shareowners have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that those materials be sent to the shareowner in paper. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business and will also give you an electronic link to the proxy voting site.

Why did I receive a Notice or a copy of this Proxy Statement?

The Board of Directors of Kennametal Inc. (“we,” “us,” “Kennametal” or the “Company”) is soliciting proxies to be voted at the Annual Meeting to be held on October 30, 2018, and at any adjournment of the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law.

What will the shareowners vote on at the Annual Meeting?

The Board of Directors has submitted three proposals for your consideration at this meeting:

•	The election of ten directors for terms to expire in 2019;

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•	The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019; and

•	A non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement.

Will there be any other items of business on the agenda?

We do not expect any other items of business to be presented at the meeting. However, in case there is an unforeseen need, your proxy also gives discretionary authority to the named proxy holders with respect to any other matters that might be brought before the meeting. Those proxy holders intend to vote your proxy on any such matter in accordance with their best judgment.

Who is entitled to vote?

Shareowners as of the close of business on Tuesday, September 4, 2018 (the “Record Date”) may vote at the Annual Meeting. For all matters, you have one vote for each share of capital stock you hold on the Record Date, including shares:

•	Held directly in your name as the shareowner of record;

•	Held for you in an account with a broker, bank or other nominee; and

•	Attributed to your account in one of our Company-sponsored 401(k) plans.

What constitutes a quorum?

A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the Annual Meeting. As of the Record Date, 82,023,417 shares of our capital stock were issued and outstanding. Abstentions and broker non-votes (which are explained below) will be counted for purposes of determining a quorum, but will not be counted as votes cast.

How many votes are required for the approval of each item?

•	The ten nominees for director for terms expiring in 2019 are elected by a majority of votes cast; meaning that the number of votes cast “for” such director nominee must exceed the number of votes cast “against” such nominee in order for a director to be elected. Abstentions, broker non-votes and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as votes against the nominee.

•	The ratification of the selection of the independent auditors will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions will not be counted as votes cast either for or against the proposal.

•	The compensation paid to our named executive officers, as disclosed in this Proxy Statement, will be approved (on a non-binding advisory basis) if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

What are “Broker Non-Votes?”

If your shares are held by a broker (in street name), the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions to your broker, one of two things can happen, depending on the type of proposal. For the ratification of the selection of the independent auditors, which is considered a “routine” matter, the broker may vote your shares in its discretion.

Brokers do not have the discretion to vote your shares for the election of directors or for the

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GENERAL INFORMATION

non-binding advisory vote to approve the compensation paid to our named executive officers, because these proposals are considered to be “non-routine” matters. If you do not provide voting instructions to your broker for these non-routine matters, the broker may not vote your shares on these proposals at all. When that happens, it is called a “broker non-vote.”

How do I vote?

If you are a shareowner of record, you may vote your shares by any one of the following methods:

•	By Internet. You may vote online at www.envisionreports.com/KMT. You may follow the instructions on the Notice or in the proxy card. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card. Internet voting will be available until 11:59 p.m. Eastern Time on October 29, 2018.

•	By telephone. You may vote by telephone by dialing 1-800-652-8683. Follow the instructions on your Notice or proxy card. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card. Telephone voting will be available until 11:59 p.m. Eastern Time on October 29, 2018.

•	By mail. The Notice includes directions on how to request paper copies of this Proxy Statement, the 2018 Annual Report and a proxy card. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

•	Voting In Person. If you are a shareowner of record, you may vote your shares in person by ballot at the Annual Meeting. However, we encourage you to vote by proxy card, by telephone or on the Internet even if you plan to attend the Annual Meeting.

How do I vote shares that are held by my broker?

If you own shares held by a broker or other nominee (i.e., in “street name”), you may instruct your broker or other nominee to vote your shares by following the instructions that your broker or nominee provides to you. Most brokers offer voting by mail, by telephone and on the Internet.

How do I vote my shares in the 401(k) plan?

You will receive voting instructions from the plan trustee. You may instruct the plan trustee on how to vote (including not to vote) your shares in the 401(k) plan in writing, or by other means available.

How can I revoke a proxy or change my vote?

You have the right to revoke your proxy and change your vote at any time before the meeting by (1) notifying our Secretary in writing or (2) delivering a later-dated proxy card by telephone, on the Internet or by mail. If you are a shareowner of record, you may also revoke your proxy by voting in person at the Annual Meeting.

Who are “Named Proxies” and how will they vote my shares?

Our Board of Directors selected the persons named on the Notice and proxy card (the “Named Proxies”) to act as proxies for the Annual Meeting. If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the Named Proxies will vote on your behalf for the election

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GENERAL INFORMATION

of the nominees for director listed below, for the ratification of the selection of the independent auditors, and for the approval (on a non-binding advisory basis) of the compensation paid to our named executive officers.

How will the advisory vote related to executive compensation be treated?

Although the advisory vote to approve the compensation paid to our named executive officers is non-binding, our Board of Directors will review the results of this vote and, consistent with our strong record of shareowner engagement, will take the results of the votes into account in making future determinations concerning executive compensation.

What does it mean if I receive more than one Notice, proxy card or voting instruction?

It means that you hold shares in more than one account. To ensure that all of your shares are voted, please vote as instructed in each Notice or sign and return each proxy card (if you have requested and received paper copies of this Proxy Statement and a proxy card). If you vote by telephone or on the Internet, you will need to vote once for each Notice, proxy card or voting instruction card you receive.

Who tabulates the votes?

The votes are tabulated by Computershare, which acts as an independent inspector of election.

What should I do if I want to attend the Annual Meeting?

If you plan to attend the Annual Meeting, you must present valid picture identification, such as a driver’s license or passport. If you hold your shares in a brokerage account, you must also bring a copy of a brokerage statement reflecting stock ownership as of the Record Date to be admitted to the Annual Meeting. Please do not bring cameras, recording equipment, electronic devices, large bags, briefcases or packages with you. You will be asked to check in with our security personnel and none of these items will be permitted in the Annual Meeting.

In addition to the identification and brokerage statement, (i) if you plan to attend the Annual Meeting as a proxy for a registered shareholder, you must also present a written legal proxy to you signed by the registered shareholder, or (ii) if you plan to attend the Annual Meeting as a proxy for a street name shareholder, you must present a written legal proxy from a broker or bank that is assignable and signed by the street name holder with an indication by the street name holder that you are the person authorized to seek admission.

If you have questions about directions, admittance or parking, you may call 724-539-5000.

Can I view the Proxy Statement and 2018 Annual Report electronically?

Yes. Copies of this Proxy Statement and our 2018 Annual Report to Shareowners (the “2018 Annual Report”) are available free of charge for electronic (online) access and viewing at www.envisionreports.com/KMT.

You may also view the Proxy Statement and 2018 Annual Report free of charge on our website at www.kennametal.com in the “Investor Relations” section under the “SEC Filings” tab.

What is “householding”?

We have adopted “householding,” a procedure under which shareowners of record who have the same address and last name and do not receive proxy materials electronically will receive only one copy of our Annual Report and Proxy Statement unless one or more of these shareowners notifies us that they wish to continue receiving individual copies, per the instructions below. This procedure saves printing and postage costs by reducing duplicative mailings. Shareowners who participate in householding will continue to receive separate proxy cards. Householding will not affect dividend check mailings. Beneficial shareowners can request information about householding from their banks, brokers or other holders of record.

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What if I want to receive a copy of the Annual Report and Proxy Statement?

You may access the Proxy Statement or Annual Report via our website, www.kennametal.com, under “About Us,” “Investor Relations.” If you prefer, you may request these materials by calling our Vice President, Secretary and General Counsel at 412-248-8309 or writing to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219:

•	If you participate in householding and wish to receive a separate copy of the 2018 Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, or

•	If you do not participate in householding, but would like a print copy of either the 2018 Annual Report or Proxy Statement, or would like to participate in householding with regard to the Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, or

•	If you wish to receive separate copies of future annual reports and proxy statements.

We will deliver the requested documents to you promptly upon your request at no charge.

How can I contact the Company, the Board of Directors, independent Chairman of the Board or any of the Independent Directors?

The address of our principal executive offices is 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219.

You can send written communications to any of our Board members, addressed to:

Kennametal Inc.

c/o Michelle R. Keating

Vice President, Secretary and General Counsel

600 Grant Street, Suite 5100

Pittsburgh, Pennsylvania 15219

We will forward any communication we receive to the relevant director(s), except for advertisements, solicitations or other matters unrelated to the Company.

What are the procedures for submitting a shareowner proposal or nomination for the 2019 Annual Meeting?

We expect to hold our 2019 Annual Meeting in October 2019. If a shareowner wishes to have a proposal considered for inclusion in next year’s proxy statement, such shareowner must submit the proposal in writing so that we receive it by May 16, 2019. Proposals should be addressed to our Vice President, Secretary and General Counsel at Kennametal Inc., 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219. Proposals must comply with Rule 14a-8 of Regulation 14A of the proxy rules and must contain certain information specified in the Company’s By-Laws.

In addition, our By-Laws provide that any shareowner wishing to propose any other business at the 2019 Annual Meeting must give the Company written notice no earlier than May 1, 2019 and no later than June 30, 2019. That notice must provide certain other information as described in the By-Laws.

Shareowner nominations for directors to be elected at the 2019 Annual Meeting must be submitted to the Vice President, Secretary and General Counsel in writing no earlier than May 1, 2019 and no later than June 30, 2019. The By-Laws contain certain requirements for the information that must be provided in any shareowner nomination, including information about the nominee and the nominating shareowner. Please see “Committee Functions — Nominating/Corporate Governance Committee” under the “Board of Directors and Board Committees” section of this Proxy Statement for additional information regarding shareowner nominations to be considered by the Nominating/Corporate Governance Committee.

Any shareowner may obtain a copy of the By-Laws or any of our corporate governance materials by submitting a written request to the Vice President, Secretary and General Counsel at Kennametal Inc., 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219.

KENNAMETAL INC. 2018 Proxy Statement	| 5

GENERAL INFORMATION

Who pays for the solicitation of proxies?

Kennametal pays all costs related to the Company’s solicitation of proxies. We may solicit proxies by mail, or our directors, officers or employees may solicit proxies personally, by telephone, facsimile or the Internet. We have retained the services of Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902, to assist in soliciting proxies from brokerage houses, custodians, nominees, other fiduciaries and other shareowners of the Company. We will pay all fees and expenses of Morrow Sodali LLC in connection with the solicitation; we do not expect those fees and expenses to exceed

$10,000. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareowners and obtaining their votes.

What is the Company’s Fiscal Year?

Kennametal’s fiscal year begins each year on July 1 and ends on the following June 30. Any reference to a “year” in this Proxy Statement is to a fiscal year, except whereas otherwise noted. For example, references to “2018,” “fiscal year 2018,” or “Fiscal 2018” mean the fiscal year beginning July 1, 2017 and ending June 30, 2018.

6 |	KENNAMETAL INC. 2018 Proxy Statement

PROPOSAL I. ELECTION OF DIRECTORS

Proposal I. Election of Directors

Kennametal seeks directors with strong reputations and experience in areas relevant to the strategy and operations of our businesses, particularly industries and growth segments that we serve, as well as key geographic markets where we operate.

At its meeting on July 26, 2016, our Board of Directors unanimously agreed to amend the Kennametal Inc. By-Laws to remove the classification of directors into the three classes. Accordingly, each person elected as a director of the Corporation at or after this Annual Meeting, whether elected to succeed a person whose term of office as a director has expired (including the expiration of such person’s term) or to fill any vacancy, shall be elected for a term expiring at the next annual meeting of shareowners. As of our October 30, 2018 Annual meeting, the Board is fully declassified, with all Directors elected to one-year terms.

Our Board of Directors has nominated ten of our current directors, Joseph Alvarado, Cindy L. Davis, William J. Harvey, William M. Lambert, Lorraine M. Martin, Timothy R. McLevish, Sagar A. Patel, Christopher Rossi, Lawrence W. Stranghoener, and Steven H. Wunning, for re-election to serve as directors with a term that will expire in 2019. Mr. De Feo, who retired as Executive Chairman of the Board on June 30, 2018, will retire from his directorship on the Board at the end of the Annual Meeting on October 30, 2018.

Each of the nominees for election as a director at the Annual Meeting and each of the Company’s current directors hold or have held senior executive positions in large, complex organizations and have operating experience that meets our objectives, as described below. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development. Included in each Director nominee’s biography below is an assessment of the specific qualifications, attributes, skills and experience of such nominee based on the qualifications described above.

We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board.

The Board believes that the combination of the various qualifications, skills and experiences of the Director nominees would contribute to an effective and well-functioning Board and that, individually and as a whole, the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

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PROPOSAL I. ELECTION OF DIRECTORS

The following table highlights each director’s specific skills, knowledge and experience. A particular director may possess additional skills, knowledge or experience even though they are not indicated below.

Director Skills and Experience Matrix

Alvarado Davis Harvey Lambert Martin McLevish Patel Rossi Stranghoener Wunning

SKILLS / EXPERIENCE
Current or recent executive experience	X	X	X	X	X	X	X	X	X	X
Public company finance	X			X		X			X
Capital intensive industry	X	X	X		X	X	X	X	X	X
Public company executive compensation	X	X	X	X	X	X	X		X	X
Legal — Litigation	X		X	X	X
Legal —Transactions	X	X	X	X	X	X	X	X	X	X
Risk Management	X			X	X	X	X	X	X	X
Diversity	X	X	X	X	X	X	X	X	X	X
Government / Military	X		X	X	X		X	X
Technology / Engineering	X	X		X	X	X	X	X		X
Sales & Marketing	X	X	X	X	X	X	X	X	X	X
Strategic Planning	X	X	X	X	X	X	X	X	X	X
International	X	X	X	X	X	X	X	X	X	X
Environmental / Health / Safety	X		X	X		X	X	X	X
Public Company Board Experience	X	X	X	X		X	X	X	X	X

8 |	KENNAMETAL INC. 2018 Proxy Statement

PROPOSAL I. ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

We have provided additional information about each nominee and each director whose term of office will continue after the Annual Meeting below, including the specific characteristics and traits that we believe qualify these individuals to serve as directors of our Company.

JOSEPH ALVARADO	Age: 66	Director since 2018

Mr. Alvarado is a member of the Board of Directors of Trinseo, S.A., a global manufacturer of plastics, latex binders and synthetic rubber, a position held since March 2017. He previously served as a director of Spectra Energy Corp from 2011 through February 2017. Mr. Alvarado is the retired Chairman and CEO of Commercial Metals Company (“CMC”), a global manufacturer, recycler and marketer of steel and other metals. Mr. Alvarado joined CMC in April 2010 as Executive Vice President and Chief Operating Officer (“COO”) and was named President and COO in April 2011. In September 2011, Mr. Alvarado became President and CEO of the company and was elected as a director to the CMC Board. He was appointed as Chairman of the Board in January 2013 and served as Chairman of CMC until his retirement in January 2018. Prior to joining CMC, Mr. Alvarado served as President and COO of Lone Star Technologies, Inc. a producer and marketer of casing, tubing, line pipe and couplings for the oil and gas, industrial, automotive and power generation industries, from 2004 through 2007. In June 2007, following the acquisition of Lone Star Technologies, Inc. by United States Steel Corporation, Mr. Alvarado was named President of U.S. Steel Tubular Products, Inc., a division of United States Steel Corporation, a position he held until March 2009. Mr. Alvarado began his career in steelmaking at Inland Steel Company in 1976, serving in roles of increasing responsibility, and became President of the company in 1995. Subsequently, Mr. Alvarado served as Executive Vice President-Commercial at Birmingham Steel Company from 1997 to 1998. In 1998, Mr. Alvarado joined Ispat North America, Inc. as Vice President-Long Products Sales and Marketing, where he served until joining Lone Star Technologies, Inc. in 2004. Mr. Alvarado has an MBA from Cornell University and a Bachelor of Arts degree in economics from the University of Notre Dame.

Qualifications: Mr. Alvarado is a strong leader with significant experience in managing global businesses. With his knowledge of the metals industry and years of experience in manufacturing, he understands the challenges and opportunities facing Kennametal. He provides strategic insight and valuable perspective to our Board.

CINDY L. DAVIS	Age: 56	Director since 2012

Ms. Davis is a member of the Board of Directors of Deckers Brands as of June 2018. Deckers Brands is a global leader in designing, marketing and distributing innovative footwear, apparel and accessories for casual and high-performance activities. Ms. Davis is the retired Vice President, Nike, Inc., and President, Nike Golf (a global leading innovator in athletic footwear, apparel, equipment and accessories), a position she held from 2008 through January 2015. Ms. Davis joined Nike, Inc. in 2005 as General Manager, Nike Golf USA after holding a variety of marketing and executive positions for companies such as the Arnold Palmer Golf Company and The Golf Channel. She previously served as a member of the Board of Directors of Buffalo Wild Wings from November 2014 through February 2018. Ms. Davis earned an MBA in marketing and finance at the University of Maryland, and a bachelor of arts in economics at Furman University in Greenville, South Carolina.

Qualifications: Ms. Davis’ winning track record of driving innovation and profitable growth, globally, positions her as an excellent fit to our Board of Directors.

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PROPOSAL I. ELECTION OF DIRECTORS

WILLIAM J. HARVEY	Age: 67	Director since 2011

Mr. Harvey is the retired President — DuPont Packaging & Industrial Polymers (a multi-billion dollar global business unit of E.I. DuPont de Nemours & Company), having served in that position from 2009 through 2015. Mr. Harvey joined DuPont in 1977. After leaving DuPont in 1992 to become General Manager of the Peroxygen Chemical Division of FMC Corporation, Mr. Harvey rejoined DuPont in 1996 and was appointed Global Business Director for DuPont Packaging & Industrial Polymers. Since that time Mr. Harvey held various management-level positions with DuPont including Vice President and General Manager of the DuPont Advanced Fiber businesses — Kevlar and Nomex Fibers, Vice President — DuPont Corporate Operations and Vice President — DuPont Corporate Plans. Mr. Harvey holds a bachelor’s degree in economics from Virginia Commonwealth University and a master’s degree from the University of Virginia Darden Graduate School of Business. Mr. Harvey also serves on the boards of Bridgestone Americas, Inc. and Origin Materials. He is also a Trustee of Washington College where he serves on the Executive Committee and chairs the Admissions and Financial Aid Committee. Mr. Harvey previously held Board of Trustee positions at the Darden School at the University of Virginia and Delaware State University.

Qualifications: Mr. Harvey brings to the Board keen strategic insight and commercial expertise. His wealth of global experience and business acumen make an excellent contribution to our Board. Mr. Harvey currently serves as Chair of our Nominating/Corporate Governance Committee.

WILLIAM M. LAMBERT	Age: 60	Director since 2016

Mr. Lambert is the Non-Executive Chairman of MSA Safety, Inc. (“MSA”), as of June 2018. Mr. Lambert previously held the Chairman position of MSA since May 2015 and the President and Chief Executive Officer position since 2008, and has been a member of the board of directors of MSA since 2007. Mr. Lambert joined MSA in 1981 as a design engineer and over the years has served the company in a variety of capacities of increasing responsibility. Mr. Lambert holds a Bachelor’s degree in mechanical engineering from Penn State University and a Master’s degree in industrial administration from Carnegie Mellon University.

Qualifications: Mr. Lambert has extensive experience leading a global manufacturing company and he brings to the board extensive experience in business strategy, product development, marketing and finance.

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PROPOSAL I. ELECTION OF DIRECTORS

LORRAINE M. MARTIN	Age: 56	Director since 2018

Ms. Martin is the retired Executive Vice President and Deputy of Lockheed Martin Corporation’s Rotary and Mission Systems (RMS), where she provided leadership in all aspects of strategic planning, operations, program execution, talent development and customer engagement. Prior to RMS, Ms. Martin was Executive Vice President and General Manager for the F-35 Lightning II Program for Lockheed Martin Aeronautics Company. She was responsible for successful completion of the System Development and Demonstration Program, production, flight testing, global deployment, and sustainment of the three F-35 variants for 13 military services in nine partner countries and three foreign military sales customers. Her leadership of the F-35 program earned Pentagon recognition for reducing program costs while increasing production and fielding more aircraft worldwide. She joined Lockheed Martin in 1988 and during her tenure, held a variety of high visibility leadership positions across the corporation. Ms. Martin led the international expansion of Lockheed Martin’s training business. Prior to joining Lockheed Martin, she served as an officer in the U.S. Air Force, holding various leadership positions for software intensive technology and development programs. She has a Master of Science degree in computer science from Boston University and a Bachelor of Arts degree in computational mathematics from DePauw University.

Qualifications: Ms. Martin is a proven leader in a variety of challenging roles. Her experience in international business and manufacturing are of significant value to Kennametal. She brings a unique perspective to our Board with her extensive knowledge of the aerospace industry, technology, supply chain management and strategic planning.

TIMOTHY R. McLEVISH	Age: 63	Director since 2004

Mr. McLevish is the retired Executive Chairman of Lamb Weston Holdings, Inc., a global leader in processing frozen potatoes for food service, quick serve restaurants and retail, a position he held from November 2016 through September 2017. From 2015 until 2016, Mr. McLevish served as Senior Advisor to the Chief Executive Officer of Walgreens Boots Alliance, Inc., a retail drug store chain. Prior to that, he served as Executive Vice President and Chief Financial Officer, Walgreens Co., from 2014 to 2015. From 2007 to 2014, Mr. McLevish held various positions within Kraft Foods Group and its predecessor company Kraft Foods Inc., manufacturers and marketers of packaged food products, including serving as Executive Vice President and Chief Financial Officer of Kraft Foods Group from 2012 to 2013, Executive Vice President and advisor to the Chief Executive Officer of Kraft Foods Inc. from 2011 until 2013 and as Chief Financial Officer of Kraft Foods Inc. from 2007 until 2011. From 2002 until 2007, Mr. McLevish was the Senior Vice President and Chief Financial Officer of Ingersoll-Rand Company Limited, a diversified industrial company. Mr. McLevish was the Vice President and Chief Financial Officer of Mead Corporation, a manufacturer of wood products, from 1999 to 2002. Mr. McLevish currently sits on the Board of Directors of R.R. Donnelley & Sons Company, where he serves as Chairman of the Audit Committee. Mr. McLevish holds a bachelor’s degree in accounting from the University of Minnesota and a master in business administration from Harvard Business School.

Qualifications: Mr. McLevish’s experience as chief financial officer of multiple multinational companies brings deep financial and global business experience to the Board. He is an “audit committee financial expert” based on his experience as chief financial officer of public companies and brings deep knowledge of financial reporting, internal controls and procedures and risk management to our Board. Mr. McLevish also has considerable corporate governance experience gained through his years of service on other public company boards. Mr. McLevish currently serves as Chair of our Audit Committee.

KENNAMETAL INC. 2018 Proxy Statement	| 11

PROPOSAL I. ELECTION OF DIRECTORS

SAGAR A. PATEL	Age: 52	Director since 2016

Mr. Patel is the President of Aircraft Turbine Systems of Woodward, Inc., a position he has held since June 2011. Before joining Woodward, Mr. Patel worked at General Electric, where he last served as President, Mechanical Systems, GE Aviation in Cincinnati, Ohio. At GE’s Aviation and Transportation businesses, Mr. Patel held roles with increasing responsibilities in engineering, operations, services and P&L management. Earlier in his career, he also worked in a utility company in India for three years. Mr. Patel served as Chairman of the Rockford Area Economic Development Council (RAEDC) in Rockford, Illinois, in addition to serving on the Illinois Governor’s Innovation Advisory Council. Mr. Patel holds a master’s degree in Electrical Engineering from the University of Pittsburgh and a bachelor’s degree in Controls and Instrumentation Engineering from Gujarat University in India.

Qualifications: Mr. Patel has more than 25 years’ experience in the aerospace, transportation and energy industries, bringing to our Board extensive experience in product and advanced manufacturing innovation, global operations and strategic growth areas.

CHRISTOPHER ROSSI	Age: 54	Director since 2017

Mr. Rossi is President and Chief Executive Officer and a member of the Board of Directors of Kennametal Inc., positions he has held since August 2017. Previously, Mr. Rossi served as Chief Executive Officer of Dresser-Rand at Siemens Aktiengesellschaft, from September 2015 to May 2017. From September 2012 to August 2015, Mr. Rossi served as Executive Vice President of Global Operations at Dresser-Rand Group Inc., where he was responsible for Product Manufacturing Operations and certain related functions. Mr. Rossi held various leadership positions with Dresser-Rand Group Inc., its affiliates and predecessor companies since he joined in 1987, having been responsible for the areas of Engineering, Production, Supply Chain Management, Sales and Business Development. From January 2009 to September 2012, Mr. Rossi served as Vice President, Technology and Business Development. Prior to that, he was the Executive Vice President of Product Services Worldwide, where he served from February 2007 to December 2008. In that capacity, Mr. Rossi assumed worldwide responsibility for sales of the aftermarket parts and services business. From October 2003 to February 2007, Mr. Rossi served as the Vice President and General Manager of North American Operations, where he was responsible for all U.S. plants and worldwide development engineering. Mr. Rossi was Vice President and General Manager, Painted Post Operation from February 2001 to October 2003, and a Vice President, Supply Chain Management Worldwide, from March 1998 to January 2001. Mr. Rossi holds a Bachelor of Science in Mechanical Engineering from Virginia Tech and an M.B.A. in Corporate Finance and Operations Management from the University of Rochester’s Simon School of Business.

Qualifications: Mr. Rossi has extensive experience leading and managing a complex global manufacturing company, having held positions of progressive responsibility at Dresser-Rand. As a former Chief Executive Officer of Dresser-Rand, Mr. Rossi brings diverse manufacturing, technology, and strategy experience as well as leadership skills to Kennametal Inc.

12 |	KENNAMETAL INC. 2018 Proxy Statement

PROPOSAL I. ELECTION OF DIRECTORS

LAWRENCE W. STRANGHOENER	Age: 64	Director since 2003

Mr. Stranghoener serves as independent Chairman of the Board of Directors for Kennametal Inc., and he has been serving in that capacity since July 1, 2018. Previously, Mr. Stranghoener served as independent Lead Director of the Board of Directors of Kennametal Inc. from August 2017 to June 2018. He is the retired Executive Vice President, Strategy and Business Development of the Mosaic Company (a crop nutrition company), a position he held from August 30, 2014 until his retirement in January 2015. Mr. Stranghoener previously served as Chief Executive Officer of that company from June 1, 2014 through August 30, 2014, and prior to that served as the company’s Executive Vice President and Chief Financial Officer, a position he held from September 2004 until June 2014. Before joining Mosaic, Mr. Stranghoener was the Executive Vice President and Chief Financial Officer of Thrivent Financial (a Fortune 500 financial services company) from 2001 to 2004. Prior to that, Mr. Stranghoener spent 17 years at Honeywell Inc. where he served in a variety of positions in the U.S. and in Europe, including three years as Chief Financial Officer until Honeywell merged with Allied Signal Inc. in 1999. Mr. Stranghoener started his career as an Investment Analyst at Dain Rauscher. Mr. Stranghoener serves on the board of directors of Aleris International, where he chairs the audit committee, and he also serves as chairman of the board of trustees for Goldman Sachs Closed End Funds and Exchange Traded Funds. He holds a Bachelor of Arts degree from St. Olaf College and a master of business administration degree from Northwestern University.

Qualifications: Mr. Stranghoener has extensive experience as a Chief Financial Officer for a variety of organizations. He brings strong leadership skills and a deep understanding of financial reporting and risk management to our Board. His knowledge of the financial and capital markets enables him to provide guidance and valuable insight to our Board and management on these matters. In his capacity as independent Chairman of the Board, he serves as the independent liaison between our management, our shareowners and the Board. He works closely with our President and Chief Executive Officer on matters affecting the company, our business, the Board and our shareowners.

STEVEN H. WUNNING	Age: 67	Director since 2005

Mr. Wunning is the retired Group President and Executive Office member of Caterpillar Inc. (a global manufacturer of construction, mining, and industrial equipment), having served in those positions from January 2004 to January 2015. In that capacity, he had administrative responsibility for the Resource Industries Group, which included its Advanced Components & Systems Division, Integrated Manufacturing Operations Division, Mining Products Division, Mining Sales & Marketing Division, and Product Development & Global Technology Division. Mr. Wunning joined Caterpillar in 1973, and held numerous positions there with increasing responsibility, including Vice President and then President of Cat Logistics, Corporate Vice President of the Logistics & Product Services Division, and Corporate Vice President of Cat Logistics. Mr. Wunning is also a member of the Board of Directors of The Sherwin Williams Company, Summit Materials, Inc., Black & Veatch Holding Company and Neovia Logistics Services, LLC. He has a bachelor’s degree from the University of Missouri Rolla — now Missouri University of Science and Technology — and an Executive MBA from the University of Illinois. Mr. Wunning serves on the Board of Trustees of Missouri University of Science and Technology.

Qualifications: Mr. Wunning brings to our Board his extensive operational and management experience in the areas of quality, manufacturing, product support and logistics for a complex, global organization. He has a deep understanding of the challenges of managing a global manufacturing organization and provides valuable insight and perspective with respect to operations, supply chain logistics and customer relations. Mr. Wunning currently serves as the Chair of our Compensation Committee.

KENNAMETAL INC. 2018 Proxy Statement	| 13

PROPOSAL I. ELECTION OF DIRECTORS

Director retiring from the Board at the 2018

Annual Meeting

RONALD M. DE FEO	Age: 66	Director since 2001

Mr. De Feo is the retired Executive Chairman of the Board of Directors of Kennametal Inc., a position he held from August 2017 to June 2018, and a member of the Board of Directors of Kennametal Inc. since November 2001. Mr. De Feo served as President and Chief Executive Officer of Kennametal Inc. from February 2016 to August 2017. Previously, Mr. De Feo served as the Chairman of the Board and Chief Executive Officer of Terex Corporation (a global manufacturer of machinery and industrial products), having served in those positions from March 1998 and March 1995, respectively, through December 31, 2015. From October 1993 through December 2006, Mr. De Feo was also the President and Chief Operating Officer of Terex. He joined Terex in 1992 as the President of the Heavy Equipment Group and later assumed responsibility for Terex’s former Clark Material Handling Company subsidiary. Before joining Terex, Mr. De Feo was a Senior Vice President of J.I. Case Company, the former Tenneco farm and construction equipment division and also served as a Managing Director of Case Construction Equipment throughout Europe. While at J.I. Case Company, Mr. De Feo was also a Vice President of North American Construction Equipment Sales and General Manager of Retail Operations. Mr. De Feo serves as a Trustee for Iona College and also served on the Board of the Association of Equipment Manufacture and as Chairman of Bridgeport Hospital Foundation. Mr. De Feo holds a Bachelor of Arts degree in Economics and Philosophy from Iona College.

Qualifications: Mr. De Feo has extensive experience in leading and managing manufacturing companies that operate globally, such as ours. Through his extensive experience, Mr. De Feo brings strong leadership skills and deep knowledge of the manufacturing industry to the Board, as well as valuable perspective from serving on the Board of Terex Corporation.

14 |	KENNAMETAL INC. 2018 Proxy Statement

ETHICS AND CORPORATE GOVERNANCE

Ethics and Corporate Governance

Code of Conduct

All of our directors, officers and employees, including our Chairman, Chief Executive Officer, Chief Financial Officer and Corporate Controller, must strictly adhere to our Code of Conduct (sometimes referred to as the “Code”).

The Code is designed to:

•	Proactively promote ethical behavior;

•	Protect our valued reputation and the reputations of our directors, officers and employees;

•	Assist all employees to act as good corporate citizens around the world; and

•	Continue to demonstrate that we, and the individuals we employ, can be successful while maintaining the values which have served us well over the years.

We view violations of the Code very seriously. Personal consequences for violations can be severe and can include termination and/or legal action. Directors, officers and employees who know of or suspect a violation of the Code must report the matter to us promptly. Any of these individuals can report a concern or potential violation of the Code:

•	By approaching or telephoning such person’s immediate supervisor or manager, another supervisor or manager, such person’s local Human Resource professional, the Office of the General Counsel or the Office of Ethics & Compliance;

•	In writing directed to the Vice President, Secretary and General Counsel, Kennametal Inc., 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219 or by email: k-corp.ethics@kennametal.com;

•	By calling the Office of Ethics & Compliance at 412-248-8275;

•	By calling the Company’s toll-free HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. Concerned persons can utilize the HELPLINE on a confidential and anonymous basis (where allowed by law); or

•	By accessing the Company’s web-based HELPLINE portal located on our website at www.kennametal.com on the “Ethics and Compliance” page which is accessible under the “About Us” tab.

The Code is posted on our website at www.kennametal.com on the “Ethics and Compliance” page, which is accessible under the “About Us” tab. We will disclose any future amendments to the Code that relate to our directors or executive officers on our website, as well as any waivers of the Code that relate to directors and executive officers.

Corporate Governance

Our Board of Directors adopted the Kennametal Inc. Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company. The Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision-making both at the Board and management level.

A complete copy of the Guidelines is available on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” page under the “About Us” tab. Any changes to the Guidelines in the future will also be posted on our website. Following is a summary that provides highlights of our Guidelines and many related corporate governance matters:

Selection of New Director Candidates and Criteria for Board Membership

•

Kennametal believes that overall the Board should encompass a range of talent, skill, diversity and expertise that enable it to provide sound guidance with respect to our operations and interests. Board nominees are identified, screened and recommended by the Nominating/Corporate Governance Committee and approved by the full Board. The

KENNAMETAL INC. 2018 Proxy Statement	| 15

ETHICS AND CORPORATE GOVERNANCE

Nominating/Corporate Governance Committee evaluates and ultimately selects director nominees based on a number of criteria, including independence, integrity, diversity, business and industry experience, areas of expertise, ability to exercise sound judgment in areas relevant to our businesses, and willingness to commit sufficient time to the Board. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

•	The Nominating/Corporate Governance Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

•	Although the Nominating/Corporate Governance Committee does not have a formal policy with respect to consideration of diversity in identifying director candidates, as noted above, diversity is one of the many important factors considered in any evaluation of a director or director nominee. The Nominating/Corporate Governance Committee believes that in this context the term “diversity” encompasses a broad array of personal characteristics, including traditional concepts such as age, gender, race and ethnic background. Equally important to any evaluation of diversity, however, are characteristics such as geographic origin and exposure, skills and training, education, viewpoint, industry exposure and professional experience. The Nominating/Corporate Governance Committee recognizes that diversity of all types can bring distinctive skills, perspectives and experiences to the Board.

•	The Nominating/Corporate Governance Committee will consider any director candidate nominated by a shareowner in accordance with our By-Laws and applicable law. For further information on shareowner nominating procedures, please refer to the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2019 Annual Meeting?” under the “General Information” section of this Proxy Statement.

•	All Board members are expected to ensure that other existing and planned future commitments do not materially interfere with their service as a director of the Company.

Board Composition and Independence

•	A majority of Board members must qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the requirements of any other applicable regulatory authority. Currently, Mr. De Feo, our prior President and Chief Executive Officer and retired Executive Chairman and Mr. Rossi, our President and Chief Executive Officer, are the only two directors on our Board who are not independent.

•	Only those directors who the Board affirmatively determines have no material relationship with the Company, either directly or indirectly, will be considered independent directors. The Board’s determination is based on the requirements for independence set forth under the listing standards of the NYSE and those of any other applicable regulatory authority and also on additional qualifications set forth in the Guidelines regarding:

•	Indebtedness of the director, or his or her immediate family members or affiliates, to the Company;

•	Indebtedness of the Company to affiliates of the director; and

•	A director’s relationships with charitable organizations.

•	In June and July 2018, our management compiled and summarized our directors’

16 |	KENNAMETAL INC. 2018 Proxy Statement

ETHICS AND CORPORATE GOVERNANCE

responses to a questionnaire asking them to disclose any relationships they (or any of their immediate family members or affiliates) have with the Company and any other potential conflicts of interest. Their responses, along with materials provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors was presented to the Nominating/Corporate Governance Committee for its review and consideration. The Nominating/Corporate Governance Committee determined that none of our non-employee directors, except for Mr. De Feo, all of whom are listed below, has had during the last three years (i) any of the relationships described above; or (ii) any other material relationship with the Company that would compromise his or her independence under the listing standards of the NYSE, the rules and regulations of the SEC and/or the requirements set forth in our Guidelines. The table below includes a description of the transactions, relationships or arrangements considered by the Nominating/Corporate Governance Committee in reaching its determination. The Nominating/Corporate Governance Committee presented its findings to the Board at its July 2018 meeting. Based upon the conclusions and recommendation of the Nominating/Corporate Governance Committee, the Board determined that all non-employee directors then considered are independent, and that all of the members of the Audit, Compensation and Nominating/Corporate Governance Committees also meet the independence tests referenced above.

Name	Independent	Transactions/Relationships/Arrangements Considered
Joseph Alvarado	Yes	None
Cindy L. Davis	Yes	None
Ronald M. De Feo	No	Former President and Chief Executive Officer and Retired Executive Chairman of Kennametal Inc.
William J. Harvey	Yes	Commercial relationships between E.I. DuPont de Nemours & Company and its subsidiaries and Kennametal Inc. (Kennametal as supplier) — immaterial
William M. Lambert	Yes	Commercial relationships between MSA and Kennametal Inc. (MSA as a supplier to Kennametal) — immaterial
Lorraine M. Martin	Yes	Commercial relationships between Lockheed Martin and Kennametal Inc. (Kennametal as a supplier) — immaterial
Timothy R. McLevish	Yes	None
Sagar A. Patel	Yes	Commercial relationships between Woodward, Inc. and its subsidiaries and Kennametal Inc. (Kennametal as a supplier) — immaterial
Christopher Rossi	No	President and Chief Executive Officer of Kennametal Inc.
Lawrence W. Stranghoener	Yes	None
Steven H. Wunning	Yes	None

KENNAMETAL INC. 2018 Proxy Statement	| 17

ETHICS AND CORPORATE GOVERNANCE

Outside Board Membership

Management directors are required to seek and obtain the approval of the Board before accepting outside board memberships. Non-management directors must advise the independent Chairman of the Board and the Chair of the Nominating/Corporate Governance Committee in advance of accepting an invitation to serve on another board. Sitting on another public company’s board should not create a conflict of interest or impair the director’s ability to provide sufficient time to carry out his or her duties as a director of the Company.

Retirement Age

Unless otherwise determined by the Nominating/Corporate Governance Committee due to special circumstances, no director may be nominated for re-election or re-appointment to the Board if he or she would be age seventy-three (73) or older at the time of election or appointment.

Conflicts of Interest

Directors must avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of conflict. We solicit information annually from directors in order to monitor potential conflicts of interest. Any potential conflict of interest must be immediately reported to the independent Chairman and the Chair of the Nominating/Corporate Governance Committee. If a director has a personal interest in a matter before the Board, the director must disclose the interest to the Board, excuse himself or herself from participation in the matter and not vote on the matter.

Directors Orientation and Continuing Education

•	Each new director must participate in the Company’s orientation program, which should be conducted within two (2) months of the meeting at which the new director is elected.

•	Directors are encouraged to participate in continuing education programs, as appropriate, to maintain the skills necessary to perform their director duties and responsibilities.

Board Compensation

•	In accordance with our Stock Ownership Guidelines (which are applicable to our directors, executives and key managers), directors are required to hold meaningful equity ownership positions in the Company in order to further the direct correlation of directors’ and shareowners’ economic interests. Please see “Equity Ownership by Directors” under the “Board of Directors and Board Committees” section of this Proxy Statement for additional information regarding our Stock Ownership Guidelines, as they apply to our directors.

•	Directors who serve on the Audit Committee, Compensation Committee and/or Nominating/Corporate Governance Committee do not receive any additional compensation from us other than director fees, including fees paid for service on Board committees.

•	Directors who are employees (currently only President and Chief Executive Officer, Mr. Rossi) do not receive additional cash or equity compensation for their service as a director.

Board Leadership Structure

Our By-Laws and the Guidelines give the Board the flexibility to determine whether the roles of Chief Executive Officer and Chairman of the Board should be held by the same person or by two separate individuals. When the roles of Chairman of the Board and Chief Executive Officer are combined in one individual, the Board also may designate a Lead Director to provide additional leadership and guidance to the Board. Based on these current characteristics, the company has determined that the leadership structure is appropriate including for purposes of efficient and effective corporate governance. Currently, the roles of Chief Executive Officer and Board Chairman are separate.

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Effective July 1, 2018, Mr. Stranghoener was elected independent Chairman of the Board of Kennametal Inc. following Mr. De Feo’s retirement as Executive Chairman of the Board on June 30, 2018. Subsequently, Mr. De Feo will retire from his directorship on the Board at the end of the Annual Meeting on October 30, 2018.

Our independent Chairman of the Board, Mr. Stranghoener, sets agendas and establishes Board priorities and procedures. Mr. Stranghoener presides over executive sessions of the non-management directors and acts as the principal liaison between the non-management directors and the Chief Executive Officer. Our Guidelines contain a list of the various responsibilities with which Mr. Stranghoener, as independent Chairman of the Board, is tasked. In addition to the responsibilities described above, the independent Chairman of the Board also:

•	Consults with the Compensation Committee in connection with the annual evaluation of the Chief Executive Officer’s performance and, together with the Chair of the Compensation Committee, meets with the Chief Executive Officer to discuss that evaluation;

•	Provides feedback to the Chief Executive Officer with respect to the quality, quantity and timeliness of the flow of information from management to the non-management directors; and

•	Assists the Board and management in assuring implementation of and compliance with the Guidelines and our Code of Conduct.

Selection of Agenda Items for Board Meetings

Agendas for Board meetings are established by the independent Chairman of the Board in consultation with the Board members and the Chief Executive Officer. Board members are also encouraged to raise, at any Board meeting, subjects that are not on the agenda for that meeting.

The Chair of each committee, considering recommendations of committee members and in consultation with appropriate members of management, establishes the agenda for each committee meeting.

Distribution of Board Materials

A preliminary agenda and presentation materials are distributed to Board and committee members in advance of each meeting, to the extent practicable.

Executive Sessions of the Board/Communications with Directors

•	Non-management directors meet privately in regularly scheduled executive sessions without the presence of any management. The independent Chairman of the Board presides over these executive sessions.

•	Any interested party that wishes to communicate with the independent Chairman of the Board, CEO, non-management directors or independent directors individually or as a group may do so by:

•	Sending correspondence directed to our Vice President, Secretary and General Counsel, Ms. Michelle R. Keating, at the address set forth in the “General Information” section of this Proxy Statement in the response to the question “How can I contact the Company, the Board of Directors, the Chairman of the Board or any of the Independent Directors?”

•	Calling the Company’s toll-free HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. Concerned persons can utilize the HELPLINE on a confidential and anonymous basis (where allowed by law).

We will forward any communication we receive regarding our Company to the appropriate director or directors as soon as practicable, except for advertisements, solicitations or other matters unrelated to the Company.

Board Access to Management and Independent Advisors

•	Board members have complete access to management and the Company’s outside advisors.

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ETHICS AND CORPORATE GOVERNANCE

•	The Board is authorized to retain, as it deems necessary and appropriate, independent advisors of its choice with respect to any issue relating to its activities.

Assessing the Performance of the Board

The Board’s performance is assessed annually to determine whether the Board and its committees are functioning effectively. The Nominating/Corporate Governance Committee oversees this assessment.

Board Committees

•	The Board has three standing committees: Audit, Compensation and Nominating/Corporate Governance.

•	Only independent directors serve on our committees. Directors serving on the Audit Committee and Compensation Committee must also meet the additional independence (and financial literacy qualifications for Audit Committee members), as required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the listing standards of the NYSE and the rules and regulations of any other applicable regulatory authority.

•	Each committee has a written charter, which details its duties and responsibilities. The committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” tab under the “About Us” tab.

•	Each committee is led by a Chair, who is appointed by the Board annually, based upon the recommendation of the Nominating/Corporate Governance Committee.

•	Minutes of each committee meeting are provided to each Board member to assure that the Board remains fully apprised of topics discussed and actions taken by each of the committees. The Chair of each committee also regularly reports to the Board at Board meetings on committee matters.

Board of Director Review and Approval of Related Person Transactions

•	The Board is responsible for the review, approval and monitoring of transactions involving the Company and “related persons” (generally directors and executive officers or their immediate family members or entities that they may be deemed to control, or shareowners owning five percent or greater of the Company’s outstanding stock). The Nominating/Corporate Governance Committee assists the Board with the evaluation and monitoring of any of these transactions.

•	The Board and/or the Nominating/Corporate Governance Committee must review any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). The Board and/or the Nominating/Corporate Governance Committee is guided by the following parameters when considering any transaction with a related person:

•

Related person transactions must be approved by the Board or the Nominating/Corporate Governance Committee, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or the Nominating/Corporate Governance Committee will consider all relevant factors, including, as applicable: (a) the Company’s business rationale for entering into the transaction; (b) the alternatives to entering into a related person transaction; (c) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (d) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards that may

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be imposed to prevent such actual or apparent conflicts; (e) the overall fairness of the transaction to the Company; and (f) if a director is involved in the transaction, whether or not the approval of the transaction would impact his or her status as independent.

•	The Nominating/Corporate Governance Committee will periodically monitor any related person transaction to ensure that there are no changed circumstances that would render it advisable for the Company to adjust the terms of or terminate the transaction. The Nominating/Corporate Governance Committee will also periodically report at Board meetings on related person transaction matters to assure that the Board remains fully apprised of issues discussed and actions taken.

•	Procedures for review, approval and monitoring of related person transactions are set forth in our Guidelines and summarized below:

•	Management or the affected director or executive officer must bring the matter to the attention of the independent Chairman of the Board, the Chair of the Nominating/Corporate Governance Committee or the Vice President, Secretary and General Counsel.

•	The independent Chairman of the Board will determine whether the matter should be considered by the Board or by the Nominating/Corporate Governance Committee. If the independent Chairman of the Board is involved, then management or the affected director or executive officer shall consult with the Chairs of the standing committees to determine whether the matter should be reviewed by the full Board or by the Nominating/Corporate Governance Committee.

•	If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•	The transaction must be approved in advance whenever practicable and, if not practicable, must be ratified, amended or terminated as promptly as practicable after proper review.

Formal Evaluation of the Chief Executive Officer

•	The Compensation Committee, together with the independent Chairman of the Board, and the rest of the non-management directors, annually evaluates the overall performance of the Chief Executive Officer.

•	The evaluation is based on objective criteria, including performance of the business, accomplishment of long-term strategic objectives and development of management. For additional information about the Compensation Committee’s evaluation of the Chief Executive Officer, as well as how the evaluation relates to compensation decisions, please see the discussion in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Succession Planning

Each year, the Chief Executive Officer delivers a report on succession planning to the Board, which includes an assessment of senior officers and their potential to succeed the Chief Executive Officer and other senior management positions.

Review of the Guidelines and Code of Conduct

The Nominating/Corporate Governance Committee annually reviews the Guidelines and the Code of Conduct, and recommends any changes to the Board.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks

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that the Company faces; (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee; (3) implement appropriate and responsive risk management strategies consistent with Company’s risk profile; and (4) integrate risk management into Company decision-making. The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes. The full Board receives an annual overview of the Company’s enterprise risk management processes, operations, material risks and uncertainties facing the Company, and the Company’s strategic and operational plans for addressing and mitigating those risks. In addition to the formal risk management program, the Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Corporate Responsibility, Environmental and Sustainability Matters

The Company is firmly committed to working safely, protecting health and safeguarding the environment. Corporate citizenship is an integral part of our corporate culture and is reflected in the way we conduct business. We believe that outstanding performance in these areas directly contributes to our business success.

Safety and Health

We strive for safety in everything we do. Our corporate values, policies and procedures are aligned to promote care and concern for others, keeping ourselves and others safe and healthy. Kennametal employees are provided with the knowledge, skills and abilities to work safely and maintain a healthy environment through our long-standing, globally implemented Management Based Safety program. We also promote mutual respect for the diverse backgrounds, talents and capabilities of our workforce.

Environment

Our long-standing commitment to good environmental stewardship is evidenced by the initiatives and programs we have developed and maintained. Our internal reporting programs are designed to monitor, evaluate and improve environment, health and safety performance. This information is shared openly and transparently through periodic reporting and communications.

Kennametal’s Protecting our Planet program includes projects focused on energy conservation, recycling, waste reduction, air emission reduction and water conservation. We have developed initiatives for sharing best practices and educating employees on conservation efforts. We implemented our own Energy Scorecard and Energy Plan to track and improve energy efficiency in our global facilities.

Corporate Responsibility

We are a responsible corporate citizen with our employees, customers, business partners and communities. The Company is committed to programs that ensure health and safety of our employees, protection of the environment and enrichment of our communities. Through the Kennametal Foundation, a charitable organization (the “Foundation”), we provide support to qualified organizations for academic programs and community-related matters. The Foundation partners with key academic institutions to support programs aligned with our areas of discipline to promote workforce development and recruitment needs. In addition, the Foundation’s “Kennametal in the Community” program partners with core community charities, such as The United Way in the U.S. and Ronald McDonald House Charities in Europe, to provide Kennametal employees with volunteer opportunities and assists these organizations in achieving their mission to the community. At Kennametal, everyone is encouraged to make a difference in the communities where they live and work.

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Board of Directors and Board Committees

Meeting Information

The Board of Directors held six meetings during Fiscal 2018. Each director attended at least 75% of the total number of meetings of the Board and the committees on which he/she served (during the periods the director served on the Board or their respective committees). We expect our directors to attend our Annual

Meeting absent exceptional circumstances. All Directors then serving on the Board attended the Annual Meeting in October 2017.

The table below shows committee membership and the number of meetings of the full Board and each committee in Fiscal 2018.

	Board	Audit	Compensation	Nominating/ Corporate Governance

Lawrence W. Stranghoener(1)	Lead Director

Joseph Alvarado(2)	Member	Member	Member

Cindy L. Davis	Member	Member		Member

Ronald M. De Feo(3)	Executive Chairman

William J. Harvey	Member		Member	Chair

William M. Lambert	Member	Member		Member

Lorraine M. Martin(4)	Member

Timothy R. McLevish	Member	Chair		Member

Sagar A. Patel	Member	Member	Member

Christopher Rossi	Member

Steven H. Wunning	Member		Chair	Member
No. of Meetings in Fiscal Year 2018	6	9	5	7

(1)

Mr. Stranghoener was elected independent Lead Director of the Board on August 1, 2017 following Mr. De Feo’s appointment as Executive Chairman on August 1, 2017. Mr. Stranghoener was subsequently elected as independent Chairman of the Board on July 1, 2018 following Mr. De Feo’s retirement as Executive Chairman on June 30, 2018.

(2)	Mr. Alvarado was elected to the Board on January 1, 2018.

(3)

Mr. De Feo retired from his position as Executive Chairman on June 30, 2018, but will continue his directorship until his retirement from the Board at the end of the Annual Meeting on October 30, 2018.

(4)	Ms. Martin was elected to the Board on July 1, 2018 and was subsequently appointed to the Audit and Nominating/Corporate Governance Committees on July 31, 2018.

Board Committees

The Board has three standing committees: Audit, Compensation and Nominating/Corporate Governance. Each member of these committees is independent under the NYSE’s listing standards, SEC regulations and the standards set forth in our Guidelines, as discussed above.

Each committee has a written charter, which details its duties and responsibilities. The current committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which can be found under the “Investor Relations” tab.

Each committee performs an annual self-evaluation, using the roles and responsibilities outlined in its committee charter as a foundation for the review and evaluation. The Nominating/Corporate Governance Committee reviews and considers the results of each committee’s self-evaluation. The Chair of each committee also

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reports the results of the committee’s self-evaluation to the full Board.

Committee Functions

Audit Committee:    The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, assists the Board in overseeing the Company’s financial reporting process. You can find additional information about the functions of the Audit Committee under the “Audit Committee Report” section of this Proxy Statement. The Board has determined that all the members of the Audit Committee are “financially literate,” and that Mr. McLevish, Mr. Lambert, and Mr. Alvarado each qualify as an “audit committee financial expert” as that term is defined by SEC regulations.

Compensation Committee:    The Compensation Committee’s functions include: recommending an overall compensation policy to the Board; having direct authority and responsibility for matters relating to the compensation of our executive officers; overseeing the Company’s compensation policies and procedures and monitoring risks related to them; advising the Board regarding management succession; and administering our equity compensation plans, cash incentive plans and deferred compensation plans. The Compensation Committee has the authority under its charter to delegate any of its duties and responsibilities (or functions) to a subcommittee of the Compensation Committee consisting of one or more members, as appropriate. You can find additional information about the Compensation Committee’s functions and processes in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation:    There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be disclosed in this Proxy Statement. The names of the members of the Compensation Committee appear under the heading “Compensation Committee Report”, below.

Nominating/Corporate Governance Committee:    The Nominating/Corporate Governance Committee’s functions include: ensuring that the Board is properly constituted to meet its fiduciary responsibilities; identifying and recommending qualified candidates for membership to the Board; having direct responsibility for matters relating to the compensation of our directors; and recommending directors for committee membership. The committee also takes a leadership role in shaping the Company’s corporate governance.

The Nominating/Corporate Governance Committee will evaluate shareowner nominees on the same basis as all other nominees. Section 8 of our By-Laws describes the process by which shareowners may submit director nominations at an annual meeting or special meeting. Any shareowner of the Company who is entitled to vote at a meeting, who has complied with the notice procedures set forth in Section 8 may propose a director nomination. The procedures for a shareowner to nominate a director include, without limitation, the following requirements:

•	The shareowner must have given timely written notice in proper form to the Vice President, Secretary and General Counsel of the Company including, without limitation, the shareowner’s name and address. The deadlines for providing notice to the Company of a proposed director nomination for our next annual meeting are set forth in our By-Laws and summarized in the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2019 Annual Meeting?” under the “General Information” section of this Proxy Statement.

•	The notice provided to the Secretary of the Company must set forth in reasonable detail information concerning the nominee and must include all information relating to a nominee that would be required to be disclosed in a Proxy Statement or other filings.

•	The notice provided to the Secretary of the Company must include a description of all arrangements or understandings between the shareowner making the

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nomination and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareowner.

•	The notice provided to the Secretary of the Company must include a representation that the shareowner making the nomination is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination.

•	The notice provided to the Secretary of the Company must include the consent of each nominee to serve as director of the Company if elected.

The foregoing summary of our shareowner director nomination procedures is not complete and is qualified in its entirety by reference to the full text of our By-Laws that has been publicly filed with the SEC and is available at www.sec.gov.

Board of Directors Compensation and Benefits

The Board has delegated primary responsibility for matters relating to compensation of our directors to the Nominating/Corporate Governance Committee. Because the Nominating/Corporate Governance Committee is also responsible for the recruitment of new directors and ensuring that the Board and committees are properly constituted, the Board believes that compensation matters relating to our directors should also reside with the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee, in consultation with the Board’s independent compensation consultant, Pay Governance, as appropriate, recommends the overall compensation structure for directors to the full Board for review and approval.

Committee Review of Director Compensation

The Nominating/Corporate Governance Committee determines appropriate levels of compensation for our non-employee directors by reviewing data from other publicly-traded companies and conferring with independent outside advisors as necessary, to obtain information on competitive director compensation practices and trends. The Committee uses this information to determine appropriate levels of non-employee director compensation. The Committee then makes recommendations regarding non-employee director compensation to the full Board for approval.

In April 2018, the Nominating/Corporate Governance Committee commissioned a director compensation assessment that was conducted by Pay Governance, the Compensation Committee’s independent consultant. The consultant compared the Company’s director compensation levels and program practices to those of the Company’s comparator group of 20 companies and a broader set of over 200 general industry companies of similar size to Kennametal. The consultant also advised the Committee of current trends and practices in director compensation, which include shareholder approval of equity award limits to directors. Pay Governance noted the Company maintains a directors’ equity award limit of $500,000 in Company stock, which is contained in the 2016 Stock and Incentive Plan approved by the Company’s shareholders. The equity award limit prevents any individual director from receiving more than $500,000 in Company stock in any individual year.

Based upon the assessment conducted by the consultant in April 2018, among other considerations, the Nominating/Corporate Governance Committee, at its April 30, 2018 committee meeting, recommended to the full Board the following changes in director compensation for fiscal year 2019: (1) an increase in individual director compensation of $10,000, comprised of a $5,000 increase in the annual cash retainer and a $5,000 increase in annual equity award; (2) a $2,000 increase in the annual cash retainer paid to the Chair of the Compensation Committee, resulting in a total cash retainer of $12,000 for this position; and (3) a $2,000 increase in the annual cash retainer paid to the Chair of the Nominating/Corporate Governance Committee resulting in a total cash retainer of $10,000 for this position. The full Board approved the above recommended director compensation changes, to be effective in fiscal year 2019, at its May 1, 2018 meeting.

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Equity Ownership by Directors

The Board believes that directors should hold meaningful equity ownership positions in the Company. Accordingly, a significant portion of overall director compensation is in the form of Company equity, as shown in the “Overview of Director Compensation” section below. Our Stock Ownership Guidelines require our directors to accumulate and maintain equity ownership in the Company having a value of no less than five times the annual retainer within five years of the date they become subject to the policy.

Overview of Director Compensation

We do not pay any additional cash compensation to management employees who serve as directors. In addition, no director who is employed by the Company may serve on any Board committee. As of July 1, 2018, our President and Chief Executive Officer is the only employee of the Company who serves as a director. Mr. De Feo retired as Executive Chairman on June 30, 2018, following which Mr. Stranghoener was elected independent Chairman of the Board on July 1, 2018. Mr. De Feo will continue his directorship until his retirement from the Board at the end of the October 30, 2018 Annual Meeting. The compensation paid to Mr. De Feo, in his capacity as Executive Chairman during Fiscal 2018 is included in the Summary Compensation Table and the related text and compensation tables. Our non-employee directors receive a combination of cash and equity compensation for their services as a director or committee member as described below.

Cash Compensation for Non-Employee Directors

In 2018, our non-employee directors were entitled to receive the following cash compensation:

Annual Cash Retainer

All Non-Employee Directors	$80,000

Additional Annual Cash Retainers

Non-Executive Chairman of the Board or Independent Lead Director	$100,000

Audit Committee Chair	$15,000

Compensation Committee Chair	$10,000

Nominating/Corporate Governance Committee Chair	$8,000

Equity Compensation

Equity compensation for our non-employee directors consists of:

Annual Grant of Restricted Stock, Restricted Stock Units or Deferred Stock Credits	$120,000

Perquisites and Personal Benefits

All non-employee directors receive $50,000 of life insurance coverage, which is paid for by the Company. Directors do not receive tax reimbursements for income imputed to them for the premiums we pay for life insurance coverage. We reimburse directors for customary travel and related expenses for their attendance at Board and committee meetings, as well as continuing education programs, as appropriate.

Deferred Fee Plan

We have a Deferred Fee Plan for non-employee directors (the “Deferred Fee Plan”). On an annual basis, our non-employee directors may elect to defer payment of all or a portion of the cash fees they are entitled to receive from the Company for their services as a director and as a committee Chair, if applicable, all of which amounts will be credited as stock credits under the Directors Stock Incentive Plan (described below).

Directors Stock Incentive Plan

Under the Directors Stock Incentive Plan, any non-employee director may elect (i) to receive shares of the Company’s capital stock in lieu of all or any portion of cash compensation they are otherwise entitled to receive; or (ii) to have stock credits (representing an equivalent

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amount of the cash being deferred) credited to an account established by the Company for such participating director.

If a non-employee director elects to receive shares of the Company’s capital stock in lieu of all or any portion of the cash compensation otherwise payable to such director, the director will receive, on the date that the compensation otherwise would have been paid, the number of shares of capital stock of the Company that could have been purchased on that date based on the amount of cash compensation being deferred pursuant to the election and the fair market value of the Company’s capital stock on that date.

If a non-employee director makes a stock credit election, an account established for the non-employee director is credited with a number of stock credits equal to the number of shares of capital stock that could have been purchased with the amount of cash compensation being deferred based on the fair market value of the Company’s capital stock on the day that the compensation would have been paid to the non-employee director. Dividend equivalents are credited to the account of any director who has elected to receive stock credits in lieu of cash compensation. Dividend equivalents are calculated at the same rate as the current dividend; there is no preferential or above-market earnings potential for deferrals into stock credits. In the event of a change in control, issued and outstanding shares of capital stock equal to the aggregate number of stock credits in each non-employee director’s stock credit account would be contributed to a deferred compensation trust (a “Rabbi Trust”) established by the Company and administered by an independent trustee. Generally, unless a director has selected a different payment option, as permitted under the plan, the director will receive upon his/her Separation from Service (as defined in the plan) that number of shares of the Company’s capital stock equal to the number of stock credits in such director’s account multiplied by the fair market value of the Company’s capital stock as of the date of the director’s Separation from Service.

Matching Gifts Program

Directors are eligible to participate in our Matching Gifts Program, which is also generally available to all U.S. employees. Under the program, the Kennametal Foundation will match gifts to qualified institutions on a dollar-for-dollar basis up to $5,000 per calendar year.

2018 Non-Employee Director Compensation

The following table shows the actual compensation we paid to our non-employee directors for service on the Board and applicable committees in 2018.

2018 Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)(2)	Restricted Stock Unit Awards ($)(3)(4)	All Other Compensation ($)(5)	Total($)

Joseph Alvarado(6)	40,000	60,020	43	100,063

Cindy L. Davis	80,000	120,000	5,086	205,086

Philip A. Dur(7)	42,667	120,000	29	162,696

William J. Harvey	85,333	120,000	2,586	207,919

William M. Lambert	80,000	120,000	86	200,086

Timothy R. McLevish	95,000	120,000	86	215,086

Sagar A. Patel	80,000	120,000	86	200,086

Lawrence W. Stranghoener	180,000	120,000	5,086	305,086

Steven H. Wunning	90,084	120,000	5,086	215,170

(1)	Ms. Martin is not reflected in this table as she was not appointed to the Board until after the close of Fiscal 2018.

(2)	Our directors may elect to receive these fees in cash, in shares of our capital stock, or in deferred stock credits.

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(3)

On August 1, 2017, each non-employee director (other than Mr. Alvarado) received a grant of RSUs with a grant date fair value of $120,000 (rounded to the nearest whole share) or deferred stock credits amounting to $120,000 for those who elected to defer their restricted unit awards into deferred stock credits. Mr. Alvarado received an initial grant of RSUs with a grant date fair value of $60,020 on January 15, 2018 upon his election to the Board. RSUs vest at a rate of one-third per year over a three-year period beginning on the first anniversary of the grant date. Deferred stock credits may not be paid until the third anniversary of the grant date. The aggregate number of equity awards held by each director as of June 30, 2018 is set forth below in the Supplemental Table to 2018 Non-Employee Director Compensation Table. The values set forth in this column are based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 17 to the financial statements included in Kennametal’s 2018 Annual Report for a discussion of additional assumptions used in calculating grant date fair value.

(4)

We pay dividend equivalents on unvested RSUs during the restriction period, but the dividends are not preferential. For those directors who elected to defer their RSUs into deferred stock credits, their accounts are credited quarterly with dividend equivalents, but again, these are not preferential.

(5)

These amounts consist of premiums paid by the Company for life insurance. For Ms. Davis and Messrs. Harvey, Stranghoener and Wunning, the amounts also include donations made by us on behalf of the directors to charitable organizations under the Matching Gifts Program described above of $5,000, $2,500, $5,000 and $5,000, respectively.

(6)	Mr. Alvarado was elected to the Board on January 1, 2018; his director compensation is stated accordingly.

(7)	Mr. Dur retired from the Board on October 31, 2017; his director compensation is stated accordingly.

Supplemental Table to 2018 Non-Employee Director Compensation Table

Name(1)	Aggregate Stock Options Outstanding at Fiscal Year End	Aggregate Unvested Restricted Stock Units Outstanding at Fiscal Year End	Aggregate Deferred Unvested Restricted Stock Units Outstanding at Fiscal Year End(2)

Joseph Alvarado	—	1,156	—

Cindy L. Davis	35,000	6,827	—

Philip A. Dur	28,000	—	—

William J. Harvey	49,000	6,827	—

William M. Lambert	14,000	6,406	—

Timothy R. McLevish	49,000	—	9,650

Sagar A. Patel	—	2,404	3,265

Lawrence W. Stranghoener	49,000	—	9,650

Steven H. Wunning	49,000	6,827	—

(1)	Ms. Martin is not reflected in this table as she was not appointed to the Board until after the close of Fiscal 2018.

(2)	Represents RSUs that were electively deferred by the Board member into deferred stock credits subject to a minimum deferral period of three years from the date of the grant.

28 |	KENNAMETAL INC. 2018 Proxy Statement

AUDIT COMMITTEE REPORT

Audit Committee Report

Functions of the Audit Committee

The Audit Committee (“we” or the “committee”) assists the Board in its oversight of: the quality and integrity of the Company’s financial statements, internal controls and disclosures; the Company’s compliance with legal and regulatory requirements; the performance, qualifications and independence of the Company’s independent auditors; and the performance of the internal audit function. We have the sole authority to appoint, retain, terminate and replace the Company’s independent auditors, subject to shareowner ratification with respect to retention at the next regularly scheduled annual meeting of shareowners. We perform an annual self-assessment to evaluate the composition, activities and interactions of the committee and submit the results of the self-assessment to both the Nominating/Corporate Governance Committee and the Board.

Responsibilities

Management is responsible for the Company’s financial reporting process and system of internal controls and for the preparation and presentation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The independent auditors are responsible for planning and carrying out an audit of the financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report on that audit. Our responsibility is to provide oversight to these processes. We do not certify the financial statements or guarantee the auditor’s report. To fulfill our oversight role, we rely (without independent verification) on the information provided to us, the representations made by management and the independent auditors and the report of the independent auditors.

Complaints

Anyone, including any Company employee, who has a complaint or concern regarding the

Company’s accounting, internal auditing controls or auditing matters may communicate that complaint or concern to the committee:

•	In writing directed to the Vice President, Secretary and General Counsel, Kennametal Inc., 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219; or

•	By calling the Company’s toll-free HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. Concerned persons can utilize the HELPLINE on a confidential and anonymous basis (where allowed by law).

Monitoring Activities in 2018

We held nine meetings in 2018. During these meetings, we discussed with management, the internal auditors and the Company’s independent auditors, PricewaterhouseCoopers LLP (“PwC”) (to the extent applicable), the quality and adequacy of the Company’s internal control over financial reporting, the internal audit function’s organization, responsibilities, budget and staffing and the results of internal audit examinations. We also reviewed with both PwC and the internal auditors their respective audit plans, audit scope and identification of audit risks, and met separately with PwC and with the internal auditors, without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. We reviewed the interim financial information contained in each quarterly earnings announcement and each Form 10-Q filed with the SEC in 2018 and discussed this information with PwC and with the Company’s Chief Financial Officer and Corporate Controller prior to release. We also reviewed and discussed with both management and PwC the audited financial statements for the year ended June 30, 2018 prior to release.

The discussions with PwC included the matters required by GAAP, including those described in the Statement on Auditing Standards No. 1301 related to communication

KENNAMETAL INC. 2018 Proxy Statement	| 29

AUDIT COMMITTEE REPORT

with audit committees. We received from PwC written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communications with us concerning their independence, and discussed with PwC their independence.

Based on these reviews, meetings, discussions and reports, we have recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2018 for filing with the SEC. We have retained PwC as the Company’s auditor for the fiscal year ending June 30, 2019, and are submitting that decision for shareowner ratification at the Annual Meeting as discussed below.

Audit Committee

Timothy R. McLevish, Chair

Joseph Alvarado

Cindy L. Davis

William M. Lambert

Sagar A. Patel

30 |	KENNAMETAL INC. 2018 Proxy Statement

PROPOSAL II. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2019

Proposal II. Ratification of

PricewaterhouseCoopers LLP as our

Independent Registered Public Accounting

Firm for the Fiscal Year Ending June 30, 2019

The Audit Committee has retained PwC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2019. As a matter of good corporate practice, the Audit Committee is submitting its selection to our shareowners for ratification at the Annual Meeting. Unless otherwise directed by the shareowners, proxies will be voted in favor of the ratification of the selection of PwC as the Company’s independent public accountants for the fiscal year ending June 30, 2019. In the event that this selection is not ratified by the shareowners, the Audit Committee will consider this vote in determining its future selection of an auditor. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareowners.

Representatives of PwC attended all meetings of the Audit Committee held during Fiscal 2018. The Audit Committee reviewed the non-audit services provided by PwC in 2018 and, based on that review, determined that the non-audit services provided by PwC were compatible with maintaining the independence of PwC.

Representatives of PwC will attend the Annual Meeting, and will have the opportunity to make a statement at the meeting if they wish. They also will be available to respond to appropriate questions from shareowners in accordance with the rules of the meeting.

Fees and Services

Fees for professional services (including expense) rendered by PwC to the Company and its subsidiaries in 2018 and 2017 were as follows (in millions):

	2018 ($)	2017 ($)
Audit Fees(1)	4.0	3.6
Audit-Related Fees(2)	0.2	0.0
Tax Fees(3)	0.4	0.4
All Other Fees(4)	0.4	0.0
TOTAL	5.0	4.0

(1)

These fees relate to services provided for the audit of the consolidated financial statements, subsidiary and statutory audits, and assistance with the review of documents filed with the SEC. Also included are fees for services related to the audit of the Company’s internal control over financial reporting.

(2)	These fees relate primarily to procedures related to adoption of new accounting standards in future years, employee benefit plan audits, and agreed-upon procedures.

(3)	These fees relate primarily to tax compliance services, tax planning advice and tax audit assistance.

(4)

These fees relate primarily to strategy-related advisory services, licenses for accounting research software and other permissible services that do not fall into the other three categories listed above.

KENNAMETAL INC. 2018 Proxy Statement	| 31

PROPOSAL II. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2019

Audit Committee Pre-Approval Policy

The Audit Committee annually adopts a policy for pre-approval of audit and non-audit services to be provided by the independent auditors. Under the policy, the Audit Committee pre-approves categories of services and fee caps for each category. The pre-approved services include: (i) audit services, such as statutory audits and internal control-related services, services associated with regulatory filings and consultations regarding disclosure treatment of certain transactions or events; (ii) audit-related services, such as due diligence and accounting consultations; (iii) tax services, such as tax compliance (domestic and international) and tax planning and advice; and (iv) other permissible non-audit services that the Audit Committee believes will not impair the auditor’s independence. The Audit Committee must specifically pre-approve the terms of the annual audit services engagement. All other audit and permissible non-audit services not specifically covered by the policy, and any proposed services which materially exceed the pre-approved fee levels, require separate specific pre-approval by the Audit Committee. The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman must report any specific pre-approval decisions to the Audit Committee at the next scheduled meeting for review and ratification. The policy requires the auditor to provide the Audit Committee with detailed supporting documentation regarding the specific services to be provided.

All audit and non-audit services provided by PwC in 2018 were pre-approved under this policy.

Vote Required

The ratification of the selection of PwC as our independent registered public accountants for the fiscal year ending June 30, 2019 will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2019.

32 |	KENNAMETAL INC. 2018 Proxy Statement

EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation

Compensation Discussion and Analysis

The following is a discussion and analysis of our compensation programs as they apply to our President and Chief Executive Officer, Chief Financial Officer, the next three most highly compensated executive officers in Fiscal 2018, our retired Executive Chairman and our former Vice President and President Industrial Business Segment (our “named executive officers” or our “NEOs”):

•	Christopher Rossi: President and Chief Executive Officer (“CEO”)

•	Jan Kees van Gaalen: Vice President and Chief Financial Officer (“CFO”) (retiring September 2018)

•	Peter A. Dragich: Vice President and President, Industrial Business Segment

•	Ronald L. Port: Vice President and President, Infrastructure Business Segment

•	Michelle R. Keating: Vice President, Secretary and General Counsel

•	Ronald M. De Feo: Former President and Chief Executive Officer and Retired Executive Chairman (effective June 30, 2018)

•	Charles M. Byrnes: Former Vice President and President, Industrial Business Segment (employment ended January 15, 2018)

In this Compensation Discussion and Analysis (“CD&A”), we discuss our compensation policies and practices as they relate to our NEOs, compensation decisions made in Fiscal 2018 affecting our NEOs’ compensation, highlights of the Company’s financial performance for Fiscal 2018 and its effect on compensation paid to our NEOs in that year, as well as recent changes we have made to our executive compensation program. Unless otherwise indicated, references to the NEOs in this CD&A exclude (i) Mr. De Feo when the term is used in discussing periods of time after June 30, 2018 and (ii) Mr. Byrnes when the term is used in discussing periods of time after January 15, 2018.

Following the close of Fiscal 2018, the Company appointed Damon Audia as its new Vice President and Chief Financial Officer, in connection with the previously announced retirement of Mr. van Gaalen in September 2018. Because Mr. Audia was appointed following the close of the fiscal year he is not considered an NEO for purposes of this Proxy Statement. Mr. Audia’s employment and compensation information are contained in the Form 8-K filed by the Company on August 15, 2018 and are summarized below in the “2019 Executive Compensation Program” section.

Fiscal 2018 Summary

The Company achieved the following performance in sales, profitability and returns for Fiscal 2018 (see Appendix A for a reconciliation of these non-GAAP financial measures to the comparable GAAP measures):

•	Net income attributable to Kennametal for Fiscal 2018 was $200 million compared to $49 million in Fiscal 2017.

•	Return on Invested Capital for Fiscal 2018 was 12.0% compared with 4.3% in Fiscal 2017. Adjusted Return on Invested Capital (“ROIC”) for Fiscal 2018 was 13.0% compared with Adjusted ROIC of 8.8% in Fiscal 2017.

•	Earnings Before Interest and Taxes (“EBIT”) for Fiscal 2018 was $302 million, 12.8% margin (as adjusted to exclude restructuring and related charges: $318 million, 13.4% margin).

•	Working capital was $660 million as of June 30, 2018 compared to $652 million as of June 30, 2017. Primary Working Capital as a Percent of Sales Revenues (“PWCPS”) was 29.6% as of June 30, 2018 compared to 31.4% as of June 30, 2017.

•	Sales of $2.4 billion for Fiscal 2018 compared with $2.1 billion in Fiscal 2017.

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EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

Compensation Highlights for Fiscal 2018

The following are the highlights of our 2018 compensation program:

•	Our Compensation Committee has adopted a strong pay-for-performance philosophy which is tested on an annual basis through a realizable pay-for-performance alignment assessment for the CEO position conducted by the Committee’s independent consultant.

•	Compensation is paid in a mix of base salary; annual cash-based incentives under our AIP; and equity-based long-term incentive awards (consisting of RSUs and PSUs).

•	Compensation is tied mainly to Company financial and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.

•	Payment of annual cash-based incentives under the AIP is based on achieving critical measures of Company performance, consistent with our pay-for-performance philosophy. AIP payments for Fiscal 2018 performance were based on three performance metrics: Adjusted EBIT, PWCPS, and individual performance.

•	Our equity-based long-term incentive program is intended to drive the achievement of critical long-term business objectives, align management’s interests with those of our shareowners and foster retention of key executives. In Fiscal 2018, 60% of the target value of each executive’s long-term incentive opportunity was granted as PSUs and 40% was granted as RSUs (all are settled in stock).

•	Vesting of Fiscal 2018 PSUs is based on the attainment of an Adjusted ROIC financial performance goal (100% weight) with a Relative TSR multiplier. PSUs are subject to an additional continuous service requirement, which provides that award recipients must remain employed by the Company through the payout date to receive the payout, generally three years after the grant date. RSUs vest over time based on continuous service with the Company, generally pro rata over three years after the grant date.

•	Our Fiscal 2018 financial performance had the following effects on the performance-based awards held by our NEOs:

Fiscal 2018 AIP

•	Component (1) of 2018 Target AIP awards was based on achievement of the Company’s financial goals of Adjusted EBIT and PWCPS. For all NEOs other than Messrs. Rossi and De Feo, Adjusted EBIT was weighted at 60% and PWCPS was weighted at 20%. For Mr. Rossi, Adjusted EBIT was weighted at 62.5% and PWCPS was weighted at 20.8%. For Mr. De Feo, Adjusted EBIT was weighted at 64.3% and PWCPS was weighted at 21.4%. Based on the Company’s Fiscal 2018 performance results, Messrs. van Gaalen, Dragich, and Port, and Ms. Keating were paid a cash incentive equal to 100.8% of targeted award for Adjusted EBIT performance and 28.4% of weighted targeted award for PWCPS performance, Mr. Rossi was paid a cash incentive equal to 105% of weighted targeted award for Adjusted EBIT performance and 29.5% of targeted award for PWCPS performance, and Mr. De Feo was paid a cash incentive equal to 108% of weighted targeted award for Adjusted EBIT and 30.3% of weighted targeted award for PWCPS performance.

•

Component (2) of 2018 Target AIP awards was based on achievement of certain individual performance goals weighted at 20% for all NEOs other than Messrs. Rossi and De Feo who had individual performance goals weighted at 16.7% and 14.3%, respectively. Based on Fiscal 2018 individual performance results, Messrs. Rossi, De Feo, van Gaalen, Dragich,

34 |	KENNAMETAL INC. 2018 Proxy Statement

EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

and Port, and Ms. Keating were paid a cash incentive equal to 18.4%, 14.3%, 20%, 32%, 27%, and 21%, respectively, of targeted award based on Fiscal 2018 individual performance.

•	Mr. Byrnes did not qualify for AIP for Fiscal 2018.

Performance Stock Units

•	The first tranche (1/3) of the 2018 PSUs, as measured by ROIC performance, were achieved at 120.1% multiple of target with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2020.

•	The second tranche (1/3) of the 2017 PSUs, as measured by ROIC performance, were achieved at 144.3% multiple of target with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2019.

•	The third tranche (1/3) of the 2016 PSUs, as measured by ROIC performance, were achieved at 175% of target and the third tranche (1/4) Relative TSR performance at 0% of target, and the cumulative three-year tranche (1/4) Relative TSR at 54%, for an aggregate 76.4% multiple of target Fiscal 2016 PSUs to vest.

•	Any tranche earned based on performance is not paid until the end of the performance period and is subject to risk of forfeiture until paid.

Results of 2017 Shareowner Vote on NEO Compensation

Our shareowners overwhelmingly approved the compensation paid to our NEOs in Fiscal 2017, with over 96% of votes cast in favor of the advisory vote on executive compensation presented at our Annual Meeting held on October 31, 2017.

The Compensation Committee believes that this high level of support of the compensation paid in Fiscal 2017 illustrates our shareowners’ support of our pay-for-performance philosophy,

which is designed to link the compensation paid to our NEOs to the Company’s financial performance and shareowner value. Accordingly, in determining the structure of the compensation of our NEOs for Fiscal 2018, the Compensation Committee decided to retain our general approach to executive compensation, with an emphasis on performance-based incentive compensation components that reward our executives when they deliver value to the Company and our shareowners.

Summary of Compensation Actions for Fiscal 2019

At its July 2018 meeting, the Compensation Committee approved certain changes for Fiscal 2019. The decision to make these changes was influenced by the Company’s current financial and share performance, a desire to maintain strong pay-for-performance alignment, as well as market insights and advice provided by the Committee’s independent consultant. Key compensation decisions made for the Fiscal 2019 compensation program were as follows:

•	Retained AIP corporate financial goals as Kennametal Inc. Adjusted EBIT weighted at 60% (except for Mr. Rossi at 62.5%) and Primary Working Capital as a Percentage of Sales (“PWCPS”) weighted at 20% (except for Mr. Rossi at 20.8%).

•	Retained an individual performance component to each of the NEO’s Fiscal 2019 AIP weighted at 20% (except for Mr. Rossi at 16.7%).

•	Retained LTIP grant date value weightings at 60% PSUs and 40% RSUs with PSUs being measured 100% on ROIC performance with a Relative TSR multiplier.

Executive Compensation Philosophy

Kennametal’s executive compensation philosophy is based on the following principles, which we believe form the foundation of an effective and responsible compensation program:

•	Pay-for-Performance. Executive compensation should be tied to both individual performance and Company performance (annual and long-term).

KENNAMETAL INC. 2018 Proxy Statement	| 35

EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

•	Align the Ratio of Fixed to Variable Components of Compensation with the Executive’s Level of Responsibility and Accountability. As executives progress to higher levels of responsibility within the Company, a greater proportion of their overall compensation should be variable and linked directly to Company performance and shareowner returns.

•	Promote a Long-Term Perspective. Our compensation program should promote the long-term focus and strategic vision required for our future growth and success.

•	Offer Competitive Compensation. We believe that highly-qualified and skilled executives can differentiate us and provide a competitive advantage in the marketplace. Our objective is to offer compensation that is competitive with that offered by other companies that compete with us for talent.

Objectives of the Executive Compensation Program

To support our overall compensation philosophy, we have designed our executive compensation program to:

•	Maintain executive compensation at a competitive level to attract, incent and retain exceptional talent;

•	Recognize individual contributions to the Company;

•	Focus our executives’ attention on the attainment of significant business objectives and the creation of long-term shareowner value;

•	Ensure alignment between management’s interests and the interests of our shareowners; and

•	Share the financial benefits of strong Company performance.

Relationship Between Pay and Performance

In January and July 2018, our Compensation Committee reviewed the relationship between our CEO’s “realizable compensation” (defined below) and the Company’s performance from Fiscal 2015 through Fiscal 2017 (the “Reviewed Period”) which was the period that both compensation and performance data was readily available for our peers. The analysis, which was prepared by the Compensation Committee’s independent consultant, Pay Governance, compared our CEO’s realizable compensation and the Company’s performance, relative to our peer group, to assess whether the Company’s performance and the realizable compensation paid to our CEO were aligned.

Realizable compensation is defined as (i) base salary paid over the Reviewed Period; (ii) actual bonus earned and paid during the Reviewed Period; (iii) the aggregate current value of restricted stock/restricted unit grants made during the Reviewed Period; (iv) the aggregate in-the-money value of stock option grants made during the Reviewed Period; (v) the actual payouts of performance-based equity awards with performance periods beginning and ending during the Reviewed Period; and (vi) the estimated payout for performance-based equity awards that were granted during the Reviewed Period but remained unvested at its conclusion. Realizable compensation was calculated in the same manner for our CEO and the CEOs of our peer group companies. The realizable value of long-term equity-based awards was calculated using each company’s closing stock price on June 29, 2018. The Company believes that realizable compensation is a relevant measure for analyzing the pay-for-performance alignment, which may be more meaningful than grant date or target compensation. Realizable compensation focuses on the actual value of earned pay rather than pay opportunity by analyzing current stock prices and actual payouts from short-term and long-term incentives to provide an estimate of the actual compensation that executives realized during the subject period. The required grant date and target compensation amounts are reported in the Executive Compensation Tables of this Proxy Statement.

The financial performance of the Company and the peer companies were evaluated over the Reviewed Period using the following four performance measures: (i) Adjusted EBIT margin; (ii) Adjusted EBIT growth; (iii) ROIC; and

36 |	KENNAMETAL INC. 2018 Proxy Statement

EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

(iv) TSR. These measures were selected because some are used or have been used in the Company’s short-term and/or long-term incentive plans and are considered by proxy advisors and Pay Governance to be reasonable indicators of a company’s performance. The Company’s percentile ranking for each performance measure relative to the peers was averaged to form a composite performance ranking.

Over the Reviewed Period, our CEO’s realizable compensation ranked at the median (50th percentile) of the peer group and our composite performance (average ranking of all performance metrics) ranked below the median (25th percentile) of the peer group. The Compensation Committee continues to analyze the alignment of realizable compensation and the Company’s performance, in addition to grant date value comparisons, to observe such things as:

•	Whether the targeted pay levels relative to peers is appropriate;

•	Whether the mix of fixed versus variable incentive compensation is appropriate;
•	Whether performance goals have been set at appropriately challenging and achievable levels over the Reviewed Period; and

•	Whether the weighting assigned to each long-term incentive vehicle is weighted appropriately resulting in an acceptable amount of leverage.

Based on this analysis, the Compensation Committee is satisfied with the alignment of our CEO’s realizable compensation with the performance of the Company during the Reviewed Period. The chart below provides an illustration of this realizable pay-for-performance analysis over the Reviewed Period. The Compensation Committee expects to continue to review and present the alignment of compensation with the Company’s financial performance, including as may be required to comply with regulations issued by the Securities and Exchange Commission, which are currently in proposed form.

PayforPerformance Alignment Relative Realizable Compensation Percentile (ThreeYear Aggregate Realizable Compensation) ThreeYear (2015 2017) Composite Performance Percentile

KENNAMETAL INC. 2018 Proxy Statement	| 37

EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

Design of Our Executive Compensation Program

Overall Design of the Executive Compensation Program

Each of our executives receives a compensation and benefits package comprised of some or all of the five basic components described in the table below which also provides an explanation of why we provide the particular compensation component, how we determine the amount and what such compensation component is designed to reward.

Compensation Component	Why We Provide it	How We Determine the Amount	What it is Intended to Reward
Base Salary	• Consistent with competitive practice	• Salary midpoints at approximately the median of similarly-sized manufacturing companies	• Individual performance and level of experience, expertise and responsibility within the Company
AIP	• To link pay and performance • To drive the achievement of annual business objectives • Consistent with competitive practice

•   Awards are performance-based and calculated as a percentage of base salary:

—    Target based on the median of market practice for executive’s position; and

—    Award opportunities are determined on an individual basis and range from below median to above median for similar positions in peer group of companies

• Annual Company financial performance and individual performance
Long-term Incentives (includes restricted stock units and performance stock units)

•   To link pay and performance

•   To drive the achievement of critical long-term business objectives

•   To align management’s interests with those of our shareowners

•   To foster the long-term retention of key executives

•   Consistent with competitive practice

•   Total long-term incentive opportunity is determined on an individual basis based on the executive’s performance and career potential (internal and individual factors), and taking into account the long-term compensation paid by our competitors for similar positions

•   For Fiscal 2018, the total long-term incentive opportunity was allocated between PSUs (60%) and RSUs (40%)

•   PSU awards are performance based:

—    Target based on the median of market practice for executive’s position; and

—    Award opportunities are determined on an individual basis and range from below median to above median for similar positions in peer group of companies

•   Long-term Company performance and individual performance

•   PSUs - increased return on capital and shareowner value and overall Company performance over the long-term

•   RSUs - increased shareowner value and long-term commitment to the Company

Retirement Benefits	• Consistent with competitive practice	• Approximately the median of market practice and Company-specific circumstances	• To provide long-term financial security to executives who have demonstrated a long-term commitment to the Company
Executive Benefits and Perquisite Allowance

•   Consistent with competitive practice prior to its discontinuance

•   Provides a level of protection against the financial catastrophes that can result from illness, disability or death

•   Program is discontinued for any new executive hired after December 2015

		• Approximately the median of peer group of companies	• Executive contributions to our Company’s short-term and long-term success

38 |	KENNAMETAL INC. 2018 Proxy Statement

EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

We have designed our executive compensation program to target total direct compensation for each of our executives at the median level for executives in similar positions within our industry and peer group with the opportunity to earn actual compensation above or below median compensation depending on Company and individual performance. We believe that the design of the compensation program allows for actual compensation earned under our incentive plans to be above-median compensation for exceptional performance, as well as below-median compensation when performance falls below our expectations. Also, we may deviate from targeting the median if, in the judgment of management and/or the Compensation Committee, the value of an executive’s experience, performance and specific skill set warrants. For individual executives, compensation may also vary depending on the executive’s experience, responsibility and expertise, such person’s contribution to our business strategy and the market’s demand for such skills and talent. The foundation of our program is based on a system of market pricing. Each executive’s compensation is benchmarked against those of executives in comparable positions in the competitive market and, in some cases, against a peer group of companies. This benchmarking process as well as an internal assessment of the position’s internal value to the Company, scope and complexity of responsibilities generally defines a range of opportunities for base salary, annual incentives and long-term incentives. The pay ranges give the Compensation Committee flexibility to position individual compensation above or below market median levels depending on the individual’s job performance, professional qualifications, business experience, technical expertise and career potential.

Factors that Influence Compensation

The Compensation Committee believes that an effective compensation program reflects a balance between individual factors (i.e., level of responsibility, skills, experience, expertise and individual performance), organizational measures (i.e., Company or business unit segment performance), and external or market factors (i.e., competitive benchmarking and survey data). We incorporate each of these factors into the design of our executive compensation program. Accordingly, we compensate our executives based upon an assessment of:

•	Individual Performance. All of our executives are evaluated against an annual, individual performance plan. The performance plan is based on individual performance objectives that will further the goals of the executive’s business unit, if applicable, and the strategic goals of the Company. These objectives, which include both quantitative and qualitative goals, are reviewed and assessed periodically by the executive with the CEO and by the CEO with the Board. At the end of the fiscal year there is a comprehensive analysis of the executive’s actual performance vis-à-vis the individual’s performance plan, and that analysis is provided to the Compensation Committee for review.

•	Company Performance. The primary objective of our compensation philosophy is to align our executive officers’ compensation with the performance of the Company (“pay-for-performance”). When making compensation decisions related to our executives, the Compensation Committee evaluates the Company’s achievement of pre-established internal metrics (which are predicated on our annual and long-term financial plans and goals, along with other strategic and operational initiatives) and external measures (which are predicated on external factors such as our market valuation and growth in our stock price).

•	Market Intelligence. Individual and Company performance are weighted most heavily in compensation decisions. However, when appropriate, the Compensation Committee also considers external factors, such as market and survey data and pay positioning for our executives relative to market data, as explained in further detail below under the subheading “Pay Positioning Relative to Market — Benchmarking.”

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EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

Variable Compensation and Promotion of a Long-Term Perspective

We increase the variable component of compensation for our executives as they progress through our management levels and adjust the ratio of short-term to long-term compensation to promote accountability and a long-term perspective. We structure our executive compensation program so that the proportion of variable versus fixed compensation increases as the role and responsibility of the executive increases. We believe this is appropriate because the executives are best positioned to be able to affect the Company’s performance. Therefore, they should receive a substantial portion of their total compensation value in the form of long-term incentives that measure and reward Kennametal’s performance over a period of greater than one year. The table below illustrates that the actual percentage of variable pay relative to total compensation depends on the executive’s position within the Company. In general, the higher the executive’s position within the Company, the greater the proportion of variable pay that is linked to Company performance and shareowner return metrics. Similarly, as the executive rises to positions of greater responsibility within our Company, short-term compensation begins to decrease proportionately relative to long-term compensation which, in most cases, begins to represent a greater proportion of the executive’s total compensation. Accordingly, the decision to emphasize variable elements for these individuals results in a reduced emphasis of fixed elements of compensation. In some cases, the variances between short-term and long-term compensation are related to length of tenure in the position or initial compensation package provided upon hiring.

The following chart summarizes the breakout of fixed versus variable compensation and short-term versus long-term compensation as disclosed in the Summary Compensation Table for our NEOs in Fiscal 2018.

	Fixed vs. Variable Breakout		Variable Breakout
Title	% of Annual Compensation Fixed	% of Annual Compensation Variable	% of Short- Term Compensation	% of Long- Term Compensation
President and CEO	16%	84%	43%	57%
Vice President and CFO	33%	67%	40%	60%
Vice President and President Infrastructure Segment	31%	69%	37%	63%
Vice President and President Industrial Segment	36%	64%	43%	57%
Vice President Secretary and General Counsel	36%	64%	28%	72%
Former President and CEO	48%	52%	100%	0%
Former Vice President Industrial Segment	25%	75%	17%	83%

Competitive Compensation

Pay Positioning Relative to Market — Benchmarking.

When we make compensation decisions, we compare the compensation paid to our executive officers to the compensation paid to similarly-positioned executives at other companies within our industry to gain a general understanding of current market compensation practices for these positions. Specifically, we benchmark total compensation levels and certain of the individual elements of our compensation packages (mainly base salary, AIP (together, “total cash compensation”) and long-term incentives (together with total cash compensation, “total direct compensation”)) to both published survey data of comparable companies and to a custom peer group of public companies within the manufacturing industry.

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Benchmark data is part of the external information we consider when designing and executing our compensation programs.

The Compensation Committee’s compensation consultant assists the Compensation Committee in its benchmarking efforts. Pay Governance collects compensation data for our peer group companies from available sources, including, in most cases, the executive compensation data included in the most recently available annual proxy statement for each company. Pay Governance can also provide survey data representing industry-specific and general industry companies included in the Willis Towers Watson executive compensation databases. In consultation with management, the consultant provides the Compensation Committee with the results of its benchmarking efforts on an annual basis. The benchmarking data helps us assess the competitiveness of our executives’ compensation compared to that of other executives at our peer companies and in the broader market. We also use the data to help ensure proper alignment between executive and shareowner interests, and to assess compensation versus Company performance.

When we evaluate our compensation structure, we compare the target range for total direct compensation, the mix of compensation components and the allocation of those components in our executives’ individual compensation packages against benchmark data. Each year we evaluate the total cash compensation and total direct compensation we provide to our executives against the benchmark data to determine whether our compensation structure accurately reflects our goal of providing compensation at approximately the median level within our peer group and industry. We analyze both target compensation opportunities as well as the actual compensation paid to our executives. The Compensation Committee considers this information, along with data provided by the consultant, the Company and individual performance factors, when it sets compensation levels.

The Committee’s independent consultant, Pay Governance, annually reviews our peer group to ensure that the peer companies continue to be appropriate comparisons for performance purposes and for compensation purposes. The companies in our current peer group are included based on their alignment with the following selection criteria: comparable annual revenue, market capitalization, operational scope, or organizational complexity. While some of the peers are smaller than we are, others are larger. Nevertheless, we include these companies to help us understand the effect size and complexity has on compensation levels and designs.

The following companies comprised our peer group for both performance and compensation purposes for Fiscal 2018(1):

• Actuant Corporation	• IDEX Corporation

• Allegheny Technologies Incorporated	• ITT Corporation

• Ametek Inc.	• Lincoln Electric Holdings, Inc.

• Barnes Group Inc.	• Manitowoc Company, Inc.

• Carpenter Technology Corporation	• Nordson Corporation

• Crane Co.	• Rexnord Corporation

• Donaldson Company, Inc.	• SPX Corporation

• Flowserve Corp.	• SPX Flow Inc.

• Graco Inc.	• The Timken Company
• Harsco Corporation	• Woodward Inc.

(1)	The Peer Group used for calculating the Relative TSR portion of the PSUs is the S&P 400 Capital Goods Index.

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How Compensation Decisions Are Made

Role of the Compensation Committee and CEO in Determining Executive Compensation

The Compensation Committee designs and implements our executive compensation program, evaluates executive performance, including that of the President and CEO and the Executive Chairman (regarding 2018), and oversees the development of executive succession plans.

The Compensation Committee solicits information from our management and from the Committee’s compensation consultant during the compensation-setting process, but it is the Compensation Committee that ultimately sets and approves compensation for our Executive Chairman (in 2018), our CEO and all other executives.

The Compensation Committee uses substantially the same process for determining CEO compensation as it uses for determining our other executive officers’ compensation. Each year, the Compensation Committee reviews all components of compensation for the CEO and for each of our other executives over the course of several regularly-scheduled meetings from April to July. Final compensation decisions are made in July for the current fiscal year. The Compensation Committee is assisted in its review by members of management, the human resources department, and its compensation consultant.

In keeping with our compensation philosophy, the Compensation Committee considers three main categories of information with respect to each executive: (i) individual performance; (ii) Company performance; and (iii) market data. The Compensation Committee evaluates each executive’s current compensation and solicits input from management on the executive’s future potential, performance for the year, leadership skills, and contribution to the Company’s performance. The Compensation Committee also considers factors relating to the Company, such as our overall performance and achievement of specific strategic and operational initiatives. Finally, the

Compensation Committee assesses the market competitiveness of each executive’s total compensation package.

CEO Compensation.    The Compensation Committee meets with the CEO each year in July (the beginning of our fiscal year) to set the CEO’s performance goals (both individual and Company objectives) for the fiscal year. These goals are then reflected in the CEO’s individual performance plan for the year. The CEO periodically reports on his progress with respect to his performance goals at Compensation Committee meetings throughout the year. At the end of the year, the Compensation Committee evaluates, in consultation with the independent Chairman of the Board and the rest of the non-management directors and the Board generally, as it deems necessary or appropriate, the CEO’s performance against the goals included in his performance plan for the year and determines and approves the CEO’s compensation based in part on his achievement of those goals and in part on the Company’s performance, while taking into account the overall objectives of our compensation program. The Compensation Committee also considers the compensation being paid to other chief executive officers at similarly situated companies in making compensation decisions affecting the CEO.

Other Executives’ Compensation.    Each year in July, each of our non-CEO executives must develop an individual performance plan for the fiscal year (with goals that align with the CEO’s objectives, and include individual and Company objectives). These plans are discussed with and approved by the CEO and the executives report to the CEO on their progress towards the achievement of the goals set forth in their plans periodically throughout the year. At the end of the year, the CEO and the Compensation Committee together assess the performance of our executives. Based upon these evaluations and recommendations from the CEO, the Compensation Committee determines the executives’ compensation. The executives do not play a role in the determination of their compensation, other than discussing individual performance objectives and achievements with the CEO.

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Role of the Compensation Consultant

Pay Governance has been serving as the Compensation Committee’s independent compensation consultant since September 2010 and provides no other services to the Company. The Compensation Committee annually reviews its retention of Pay Governance as its compensation consultant, as well as its performance in advising the Committee.

Pay Governance provides the Compensation Committee with the objective information and expertise necessary to make informed decisions that are in the best long-term interests of our business and shareowners and also keeps the Compensation Committee informed as to compensation trends and regulatory developments affecting public companies in general and the manufacturing industry in particular. The Compensation Committee solicits advice and counsel from its consultant on all matters related to executive compensation design and delivery. Specifically, Pay Governance is requested to provide, and delivers, the following types of services to the Committee:

•	Competitive data and benchmarking analytics for all components of pay for executive officers (including the CEO);

•	Equity dilution, value sharing, and performance assessment analyses relative to peers;

•	Compensation program analysis, redesign considerations, and recommendations;

•	Diagnostic assessments regarding the rigor of performance goals;

•	Tax, accounting, regulatory, and other compensation-related education;

•	Individual pay considerations for the CEO, as well as executive officer promotions and new hires;

•	Review of compensation plan payouts for the CEO and executive officers;

•	Assessment of risk regarding compensation policies and practices;
•	Assessment of pay-for-performance alignment; and

•	CD&A review and recommendations.

A consultant attends each of the Compensation Committee meetings and may attend executive sessions at the request of the Committee. The compensation consultant also collaborates with our management team for purposes of meeting planning, program design and analysis and other logistics, but all executive compensation-related services performed by the consultants are ultimately at the direction of the Compensation Committee.

The Compensation Committee reviews the fees and performance of Pay Governance each year and provides feedback to the Board as necessary. The Compensation Committee has the authority to terminate the relationship with Pay Governance at any point in time.

Each year, the Compensation Committee reviews and determines the independence of its compensation consultant. When gauging the independence of an adviser, the Compensation Committee considered the following six factors, as required by the New York Stock Exchange and SEC rules and regulations:

•	If the adviser’s firm provides other services to the Company;

•	The amount of fees received from the Company as a percentage of the total revenue of the adviser’s firm;

•	Policies and procedures of the adviser’s firm designed to prevent conflicts of interest;

•	Any business or personal relationship of the compensation consultant, counsel or other adviser with members of the compensation committee;

•	Company stock owned by the adviser; and

•	Any business or personal relationship between the adviser or the adviser’s firm and an executive officer of the Company.

Based on the Compensation Committee’s review of the factors above, it determined that its adviser, Pay Governance, is independent and free of conflicts of interest.

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2018 Executive Compensation Program

Base Salary

Base salary provides a competitive level of fixed income for our executives. We target base salary range midpoint levels for each executive position at median pay levels for similar positions in the market. The level of base salary an executive receives is determined based on the results of an annual evaluation of the executive with respect to certain objective and subjective factors. Objective factors include the executive’s level of responsibility, skills and training, accomplishment of the goals set forth in such person’s annual individual performance plan, and, for newer executives, prior experience. Subjective factors include the Compensation Committee’s assessment of the executive’s future potential and individual contributions. The Compensation Committee evaluates the CEO with input from the independent Chairman of the Board and the other non-management Board members, as noted above. The CEO evaluates each of the executives who report directly to him. Both objective and subjective factors are considered, as relevant, and the CEO makes recommendations to the Compensation Committee for changes to base salary (other than his own) during the annual compensation setting process. The Compensation Committee evaluates the CEO’s and other executives’ base salary on an annual basis, and may make changes in its discretion as part of the broader compensation setting process.

In setting the NEOs’ base salaries for Fiscal 2018, the Compensation Committee considered all of the factors described above for each executive and conducted an examination of the applicable market data.

In August 2017, the Compensation Committee approved increases to the base salaries of Messrs. van Gaalen, Dragich, and Byrnes and Ms. Keating for Fiscal 2018 in the amounts of 3.0%, 4.0%, 3.0% and 2.0%, respectively. Mr. Port received an increase of 4.5% to his base salary in January 2018 in connection with his promotion to Vice President and President, Infrastructure Business Segment. Ms. Keating received an increase of 7% in February 2018 as a salary adjustment.

AIP

Overview.    The AIP is a shareowner-approved, formula-based, pay-for-performance annual cash incentive plan. The AIP is the main vehicle we use to reward participants for their contributions to strong annual business performance. The purpose of the AIP is to motivate participants to help the Company to achieve pre-established shorter-term financial and strategic goals, which are designed to create sustainable long-term shareowner value, and to reward participants to the extent the Company achieves those goals. All of our executives, our senior management team members, and certain of our team members in other key positions participate in the AIP.

AIP Target Amounts.     AIP target amounts are established for each participant based on a combination of individual factors and market-competitive data for similar jobs at other companies and are established as a percentage of such participant’s base salary. Consistent with our executive compensation philosophy, individuals with greater job responsibilities have a greater proportion of their total cash compensation tied to Company performance through the AIP. Each year, the Compensation Committee sets AIP target amounts for our CEO and other executives based on recommendations from our management and the CEO (except with respect to his own target AIP) and its own evaluation of the competitiveness of each executive’s compensation package based on input from its compensation consultant.

AIP Performance Goals.    We link AIP opportunities directly with Company performance to maximize shareowner value. Each executive is assigned one or more performance goals at the beginning of the fiscal year, which are based upon the overall performance goals of the Company, which have been approved by the full Board as part of management’s overall financial and strategic plans. The Board approves the goals for overall Company performance based upon management’s financial and strategic plans.

Once the Board has approved the overall performance goals for the Company, the Compensation Committee reviews and approves the AIP structure and individual performance

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goals for the CEO and all other executive officers, which may be based on one or more of the Company’s overall corporate performance goals and/or individual achievement goals. To ensure alignment with our shareowners’ interests, the Compensation Committee assigns the CEO both quantitative and qualitative performance goals that are aggressive and designed to stretch performance and significantly impact the growth or improvement of the Company or a business unit. For each of the other executives, the Compensation Committee, with the input of the CEO, sets individual performance goals which it considers achievable, but which require personal performance and stewardship above the plan levels for the coming year. These individual goals may vary by executive.

Individual Performance.    At its meeting following fiscal year-end each year, the Compensation Committee reviews each executive officer’s achievement of his/her performance goals for the previous year and approves any corresponding amounts to be paid under the AIP. Regarding AIP determinations, the Compensation Committee considers the individual performance of the executive and the recommendations of the CEO (for all executives other than himself). The Compensation Committee has the discretion to adjust an executive’s calculated AIP award based on its assessment of the individual’s performance, contingent upon achievement of the positive net income threshold.

2018 AIP.     The 2018 AIP design was comparable to the 2017 AIP design regarding the Adjusted EBIT Corporate Performance

Goals, with the weighting increasing from 45% in 2017 to 60% in 2018 and the threshold multiple of the target Adjusted EBIT remaining at 50% with a corresponding payout multiple at 30%, and the maximum multiple of target Adjusted EBIT remaining at 140% with a corresponding payout multiple at 200%. For the 2018 AIP, PWCPS replaced FOCF in the FY17 AIP, weighted at 20% with a threshold multiple of the target PWCPS at 120% with a corresponding payout multiple at 30% and the maximum multiple of target PWCPS at 80% with a corresponding payout multiple at 200%. The Compensation Committee and management believe the use of PWCPS will help to focus team members on the successful execution of the modernization of manufacturing efforts at the Company. The Compensation Committee also determined that an individual performance component remained appropriate weighted at 20% in conjunction with the Corporate Performance Goals weighted at 80% in total. The CEO’s Corporate Performance Goals of Adjusted EBIT and PWCPS were weighted at 62.5% and 20.8%, respectively, and individual performance goals weighted at 16.7%, with an AIP opportunity of 120% of base salary for Fiscal 2018. The Executive Chairman’s Corporate Performance Goals of Adjusted EBIT and PWCPS were weighted at 64.3% and 21.4%, respectively, and individual performance goals weighted at 14.3%, with an AIP opportunity of 140% of base salary for Fiscal 2018. The individual performance goals were set and approved by the Compensation Committee and conditioned upon achievement of a positive net income threshold.

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2018 Target AIP Amounts.    For 2018, the weightings described above applied to the Compensation Committee approved target AIP amounts as a percentage of base salary for our NEOs at the following levels:

Name	Target Bonus Amount as a Percentage of Base Salary(1)
Christopher Rossi	120%
Jan Kees van Gaalen	80%
Peter A. Dragich	75%
Ronald L. Port	75%
Michelle R. Keating	50%
Ronald M. De Feo	140%
Charles M. Byrnes	75%

(1)

All NEO target bonus amounts are weighted 80% (except for Messrs. Rossi and De Feo weighted at 83.3% and 85.7%, respectively) on the Company’s Corporate Performance goals and 20% (except for Messrs. Rossi and De Feo weighted at 16.7% and 14.3%, respectively) on individual strategic objectives with a positive net income threshold.

The following tables present the possible payouts under the AIP at different levels of performance relative to the target performance goals established for the year:

2018 Corporate Performance Metrics.

Corporate Performance Metrics (Adjusted EBIT and PWCPS)

	Performance Range as a Percentage of Target
Metric	Below Threshold	Threshold	Target	Maximum
Adjusted EBIT	Less than 50%	50%	100%	140%
PWCPS	More than 120%	120%	100%	80%
Payout Range	0%	30%	100%	200%

With respect to each of the corporate performance metrics, no AIP is awarded if actual performance is below the threshold for the performance goal and no payout is made in excess of 200% of the AIP target amount, regardless of the performance achieved. Under the terms of the AIP, the Compensation Committee makes the same adjustments that are made for non-recurring or unusual items in our financial results as reported to our shareowners in determining whether performance goals have been met.

2018 Corporate Performance Goals.    At its July 2017 meeting, the Board established Corporate Performance Goals for the Company consisting of: Adjusted EBIT ($250.021 million) and PWCPS (32.3%), which reflected the Company’s business plan for Fiscal 2018. At the time it set these goals, the Board considered the targets to be challenging for the Company, but achievable if the financial and strategic plans of the Company were well executed. The Compensation Committee’s independent consultant then tested the appropriateness and rigor of these goals by considering the general economic environment for the upcoming year, considering analyst expectations, reviewing growth in the goals over the previous year and conducting probability analyses based on historical results. The consultant found the goals to be challenging. These Corporate Performance Goals were then adopted by the Compensation Committee as the target Corporate Performance Goals under the 2018 AIP.

2018 Individual Strategic Performance Goals for Mr. Rossi (President and CEO).

Performance goals for Mr. Rossi were based on the overall financial and strategic

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goals adopted for the Company. Mr. Rossi’s AIP opportunity was composed of two components:

•	Component (1) related to the Company’s financial performance and was based solely upon the achievement of the Corporate Performance Goals (bonus opportunity of 100% of base salary) described above, which were established in July 2017; and

•	Component (2) related to Mr. Rossi’s individual performance and was based upon his achievement of the following strategic and operational goals and initiatives set by the Compensation Committee in July 2017 (bonus opportunity of 20% of base salary): (i) safety and compliance; (ii) organic growth; (iii) modernization and cost reduction; (iv) capital planning; (v) management development; and (vi) investment community relations.

In defining the above individual strategic performance goals, the Compensation Committee considered them to be strategically important to the Company and its business plan, and sufficiently aggressive, but achievable with strong leadership, concentrated effort and focus by Mr. Rossi. The Compensation Committee undertook a systematic evaluation of Mr. Rossi’s performance relative to the above defined individual strategic performance goals in determining his AIP for Fiscal 2018. Based upon that systematic evaluation, the Compensation Committee approved Mr. Rossi’s AIP payout for Fiscal 2018, as defined in the “2018 Performance” section below.

2018 Individual Strategic Performance Goals for Mr. De Feo (Former President and Chief Executive Officer and Retired Executive Chairman)

Performance goals for Mr. De Feo were based on the overall financial and strategic goals adopted for the Company. Mr. De Feo’s AIP opportunity was composed of two components:

•	Component (1) related to the Company’s financial performance and was based solely upon the achievement of the Corporate Performance Goals (bonus opportunity of 120% of base salary) described above, which were established in July 2017; and

•	Component (2) related to Mr. De Feo’s individual performance and was based upon his achievement of the following strategic and operational goals and initiatives set by the Compensation Committee in July 2017 (bonus opportunity of 20% of base salary): (i) successful transition of the new CEO; and (ii) collaboration with the Lead Director to ensure successful Board meetings.

2018 Performance Goals for other NEO’s.

The 2018 AIP opportunities established for Messrs. van Gaalen, Dragich, Port, Byrnes and Ms. Keating were based on the Corporate Performance Goals (80% weight) described above as well as the individual performance goals (20% weight) and conditioned upon the achievement of a positive net income threshold. In July 2017, the following categories of strategic and operational goals and initiatives were considered by Mr. Rossi to set specific individual goals for Messrs. van Gaalen, Dragich, Port, Byrnes and Ms. Keating: (i) safety and compliance; (ii) management development; (iii) efficient and effective cost and capital allocation; and (iv) investment community relations. The Company recorded positive net income, meaning the threshold was achieved. The positive net income achieved in Fiscal 2018 was total net income of $200.2 million.

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2018 Performance.

The following tables show the performance achieved (as a percentage of target) and the amount of 2018 AIP awards paid to each of our NEOs.

Component 1: FY 2018 AIP Financial Performance Measures Achievements
	Threshold		Target		Maximum		Actual
Financial Performance Measures	$	% of Target	$	% of Target	$	% of Target	$	% of Target
Adjusted EBIT (millions)	$125.011	50%	$250.021	100%	$350.029	140%	$317.956	127%
PWCPS (millions)	$38.76	120%	$32.30	100%	$25.84	80%	$29.60	92%

				Actual FY 2018 AIP Earned
	FY 2018 AIP Opportunities as a % of Base Salary			Financial Component		Individual Component
Name and Principal Position	Minimum	Target	Maximum	% of Base Salary(1)	$	% of Base Salary	$
Christopher Rossi	60%	120%	240%	176%	$1,370,880	24%	$187,680
Jan Kees van Gaalen	40%	80%	160%	104%	$574,443	16%	$88,992
Peter A. Dragich	38%	75%	150%	97%	$422,932	24%	$104,832
Ronald L. Port	38%	75%	150%	99%	$324,364	21%	$67,837
Michelle R. Keating	25%	50%	100%	67%	$193,650	11%	$31,500
Ronald M. De Feo	70%	140%	280%	187%	$1,355,340	19%	$140,140
Charles M. Byrnes	38%	75%	150%	N/A	N/A	N/A	N/A

(1)	The financial component percentage of base salary is reflective of the percentage of salary stated in the Summary Compensation Table.

Long-Term Incentives

Overview.     Kennametal’s long-term incentives are designed to focus our employees on sustainable, long-term performance. We use these incentives because we believe they promote an ownership culture, align the interests of our employees and shareowners, and foster the long-term perspective necessary to increase shareowner value. They also aid in retention and help advance stock ownership by our employees.

All of our executives, members of senior management, and a significant number of key employees are eligible to receive long-term incentive awards under our broad-based LTI program. We use a portfolio approach to our LTI program, which includes stock options, restricted stock awards and PSU awards. We provide more information about each of these components below.

The Compensation Committee approves all equity and other long-term incentive awards for our executives. All of our NEOs’ outstanding long-term incentive awards, including those under the LTI program have been granted under any of the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “2002 Plan”), the Kennametal Inc. Stock and Incentive Plan of 2010 (the “2010 Plan”), the Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013 and as further amended by Amendment No. 1 on January 27, 2015) (the “A/R 2010 Plan”) and the Kennametal Inc. Stock and Incentive Plan of 2016 (the “2016 Plan”). We have not granted any awards under the 2002 Plan since our 2010 annual meeting, when shareowners approved the 2010 Plan, and will not grant any future awards under the 2002 Plan. Since the 2016 annual meeting we have not granted any awards under the 2010 Plan and will not grant any future awards under the 2010 Plan or the A/R 2010 Plan. The 2002, 2010, A/R 2010, and the 2016 Plans provide for the granting of non-statutory and incentive stock

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options, incentive bonus awards, performance share awards, performance stock unit awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards, and other share-based awards.

Target Long-Term Incentive Award Amounts.    Each year the Compensation Committee establishes target LTI program opportunities for each of our executives based on the executive’s performance and career potential (individual factors). The Compensation

Committee also considers the long-term compensation paid by our competitors for similar positions based on the peer group and survey data provided by its compensation consultant (external factors). LTI grants are determined based on market opportunities and the NEO’s individual performance. The Compensation Committee sets target LTI program opportunities for our executives for the relevant three-year cycle at its meeting following fiscal year-end each year.

Fiscal 2018 LTI Decisions.

The following table shows the target level annual LTI opportunities, as a percentage of base salary as of August 1, 2017, set for each of our NEOs under our LTI program for Fiscal 2018:

Name	Target Long-Term Incentive Opportunity as a Percentage of Base Salary
Christopher Rossi	350%
Jan Kees van Gaalen	175%
Peter A. Dragich	175%
Ronald L. Port(1)	60%
Michelle R. Keating	100%
Ronald M. De Feo	N/A
Charles M. Byrnes	175%

(1)

Mr. Port was promoted to Vice President and President of the Infrastructure Business segment after the Fiscal 2018 LTI grants were awarded. Accordingly, Mr. Port’s Fiscal 2018 target LTI is reflective of the target applicable to his former role.

Timing of Equity Grants.    The Compensation Committee grants equity-based awards to our executives on both an annual and as-desired basis. We do not have any program, plan or practice to time annual or ad hoc grants of equity-based awards in coordination with the release of material non-public information or otherwise.

•	Annual Grants. We generally make LTI grants to our NEOs and other senior management on an annual basis. As part of its standing agenda, the Compensation Committee approves annual grants of equity-based awards to our executives at its regularly scheduled meeting in July of each year. The dates for these meetings are typically scheduled two years in advance. Since 2007, the grant date for annual awards has been August 1 of each year.
•	Special or One-Time Grants. The Compensation Committee retains the discretion to make additional awards to executives at other times relating to the initial hiring of a new officer, for recognition or retention purposes or otherwise. Refer to the section “2018 Special Recognition, Attraction and Retention Awards” below.

RSU Awards.    Prior to 2010, we granted restricted stock awards as part of our LTI program, but we have since transitioned to grants of RSU awards for ease of administration purposes. We grant RSU awards because we believe they build ownership in the Company, serve to promote the retention of our employees and address the cyclicality of our business, thereby aligning the interests of our employees and our shareowners. As was the case with stock option awards, we typically grant RSU

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awards annually to our executives as part of our broader LTI program, but we sometimes make these grants for other purposes. For example, we may grant these awards to attract new talent or to recognize or motivate our employees. RSU awards granted under the LTI vest at the rate of one-third per year over three years. The vesting schedules may differ depending on the reasons for the grant of RSUs. We believe our use of RSU awards helps to promote our retention efforts in that any unvested portion of a RSU award is forfeited if an executive voluntarily terminates employment prior to the applicable vesting date.

The number of RSUs awarded to each NEO in Fiscal 2018 was determined by dividing 40% of the total LTI opportunity grant value by the fair market value of our stock on the grant date.

PSU Awards.    In Fiscal 2011, the Company began awarding annual PSU awards to certain executives, including our NEOs. These awards are both performance-based and service-based, which can only be earned if the Company achieves certain performance criteria established by the Compensation Committee and requires the executive to be employed by the Company through the vesting date following the performance period. The Compensation Committee established specific ROIC and Relative TSR goals for fiscal years 2016, 2017 and 2018 for the PSUs granted in Fiscal 2016 (the “2016 PSUs”); for fiscal years 2017, 2018 and 2019 for the PSUs granted in Fiscal 2017 (the “2017 PSUs”); and for fiscal years 2018, 2019, and 2020 for PSUs granted in Fiscal 2018 (the “2018 PSUs”).

For the 2016 PSUs, 60% of the PSUs were weighted based on ROIC performance and 40% were weighted based on Relative TSR performance, with one-third (1/3) of the PSUs underlying such awards that could be earned each year based on ROIC for that year and one-fourth (1/4) of the PSUs underlying such awards that could be earned each year and for the cumulative three-year period based on the Relative TSR for that year and the cumulative three-year period.

For the 2017 PSUs, 100% of the PSUs were weighted based on ROIC performance with the opportunity to earn a multiple based on the cumulative three-year Relative TSR, with one-third (1/3) of the PSUs underlying such awards that could be earned each year based on the ROIC for that year, with the Relative TSR multiple applied at the end of the three-year period.

For the 2018 PSUs, 100% of the PSUs were weighted based on ROIC performance with the opportunity to earn a multiple based on the cumulative three-year Relative TSR, with one-third (1/3) of the PSUs underlying such awards that could be earned each year based on the ROIC for that year, with the Relative TSR multiple applied at the end of the three-year period.

Goals have been established at threshold, target and maximum award levels for each year within the applicable performance period. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the vesting date following the three-year performance period (which for the 2016 PSUs means August 2018; for the 2017 PSUs means August 2019; and for the 2018 PSUs means August 2020). The Compensation Committee has established this approach to address the cyclicality of our industry and to partially mitigate the risk of establishing long-term performance goals at either the peak or trough of the business cycle.

The number of target PSUs awarded to each NEO in Fiscal 2018 was determined by dividing 60% of the total LTI opportunity grant value by the fair market value of our stock on the grant date, with the opportunity to earn more or less than the target PSUs awarded as described below.

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The tables below present the ROIC and Relative TSR goals for the 2016 PSUs for Fiscal 2018 (which was the third year of the 2016 PSUs):

ROIC Performance Level — 2016 PSU payable August 2018
Maximum	14.00%
Target	10.00%
Threshold	7.00%

Relative TSR Performance Level (for both FY2018 and the cumulative three-year performance period) — 2016 PSU payable August 2018
Maximum	80.00%
Target	55.00%
Threshold	30.00%

The tables below present the ROIC and Relative TSR goals for the 2017 PSUs for Fiscal 2018 (which was the second year of the 2017 PSUs):

ROIC Performance Level — 2017 PSU payable August 2019
Maximum	13.40%
Target	9.60%
Threshold	6.70%

Relative TSR Performance Level (for both FY2018 and the cumulative three-year performance period) — 2017 PSU payable August 2019
Maximum	75.00%
Target	50.00%
Threshold	25.00%

The tables below present the ROIC and Relative TSR goals for the 2018 PSUs for Fiscal 2018 (which was the first year of the 2018 PSUs):

ROIC Performance Level — 2018 PSU payable August 2020
Maximum	15.70%
Target	11.20%
Threshold	7.80%

Relative TSR Performance Level (for both FY2018 and the cumulative three-year performance period) — 2018 PSU payable August 2020
Maximum	75.00%
Target	50.00%
Threshold	25.00%

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The following tables present the possible payout for the third year of the 2016 PSUs at different levels of performance, with payout amounts interpolated between the relevant thresholds:

ROIC Metric (60% Weight)	Below Threshold	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Target Performance Goal)	Less than 70%	70%	100%	140% or Greater
Payout (As Percentage of Target PSU Amount)	0%	50%	100%	200%

TSR Metric (40% Weight)	Below Threshold	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Target Performance Goal)	Less than 55%	55%	100%	145% or Greater
Payout (As Percentage of Target PSU Amount)	0%	50%	100%	200%

The following tables present the possible payouts for the second year of the 2017 PSUs at different levels of performance, with payout amounts interpolated between the relevant thresholds:

ROIC Metric (100% Weight)	Below Threshold	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Target Performance Goal)	Less than 70%	70%	100%	140% or Greater
Payout (As Percentage of Target PSU Amount)	0%	50%	100%	150%

Relative TSR Vesting Multiple	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Target Performance Goal)	at or below the 25th percentile	at the 50th percentile	at or above the 75th percentile
Payout (As Percentage of Target PSU Amount)	80%	100%	120%

The following tables present the possible payouts for the first year of the 2018 PSUs at different levels of performance, with payout amounts interpolated between the relevant thresholds:

ROIC Metric (100% Weight)	Below Threshold	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Target Performance Goal)	Less than 70%	70%	100%	140% or Greater
Payout (As Percentage of Target PSU Amount)	0%	50%	100%	150%

Relative TSR Vesting Multiple	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Target Performance Goal)	at or below the 25th percentile	at the 50th percentile	at or above the 75th percentile
Payout (As Percentage of Target PSU Amount)	80%	100%	120%

PSUs Earned for Fiscal 2018.

At its meeting in July 2018, the Compensation Committee determined that with regard to the 2016 PSUs, ROIC performance for Fiscal 2018 was 13.0% which was at 130% of the target ROIC of 10.0% earning 175% of the target PSUs, and Relative TSR performance for

Fiscal 2018 was at the 22.2 percentile earning 0% of the target PSUs and Relative TSR performance for the three-year period ending in Fiscal 2018 was at the 32.0 percentile earning 54% of the target PSUs, resulting in a total of 76.4% of the target 2016 PSUs being earned and vested in Fiscal 2018.

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The Compensation Committee determined that regarding the 2017 PSUs, ROIC performance for Fiscal 2018 was 13.0% which was at 135% of the target ROIC of 9.60% earning 144.3% of the target PSUs, but the three-year Relative TSR performance is only in its second year so no PSUs have yet been earned under this measure.

The Compensation Committee determined that regarding the 2018 PSUs, ROIC performance for Fiscal 2018 was 13.0% which was at 116% of the target ROIC of 11.20% earning 120.1% of the target PSUs, but the three-year Relative TSR performance is only in its first year so no PSUs have yet been earned under this measure.

Stock Option Awards.    While the Company did not grant Stock Option Awards in Fiscal 2018, the Company in the past has used stock option awards to align the interests of our employees with those of our shareowners and focus our employees on delivering superior TSR over the long term (10 years). Under the 2002 Plan, the 2010 Plan, the A/R 2010 Plan, and the 2016 Plan the exercise price for a stock option award may not be less than the fair market value of our stock at the time the option is granted. Fair market value is determined by taking the closing stock price as quoted on the New York Stock Exchange — Composite Transactions reporting system on the grant date. Stock option grantees can only profit from stock option awards if our stock price increases over time; conversely, grantees receive no value if our stock price decreases below the fair market value at the time the option was granted. We have typically granted stock option awards to our executives annually as part of our broader LTI program, but occasionally we grant special stock option awards, either alone or in connection with other awards, to employees for attraction, retention or recognition purposes. Vesting schedules for our stock option awards vary according to the purpose for which they are granted. Awards granted under the LTI previously time vested at either the rate of one-fourth per year over four years or one-third per year over three years. A stock option award granted for attraction purposes, upon hiring, or for special recognition purposes may have a different vesting schedule (for example, 50% may vest on the second anniversary of the grant date, and 25% each of the following years thereafter). We believe our use of stock option awards helped to further our retention objective, as any unvested portion of a stock option is forfeited if an executive voluntarily terminates employment prior to the applicable vesting date. Stock option awards expire ten years from the date of grant, which we believe helps to promote the long-term perspective that is key to our growth and success. Each of the 2002 Plan, the 2010 Plan, the A/R 2010 Plan, and the 2016 Plan prohibit the repricing of stock options without shareowner approval and do not contain a full reload feature.

2018 Special Recognition, Attraction and Retention Award

On a limited and selective basis, we sometimes pay additional compensation to our employees in the form of special recognition, attraction or retention awards. For example, we may provide a special award to an individual to reimburse him/her for compensation he/she would forfeit by terminating previous employment, or to recognize contributions to a critical strategic initiative.

Employees at all levels of the Company are eligible to receive special awards. We may provide awards in the form of cash bonuses, equity, or a combination of cash and equity, in each case depending on the reason for the bonus. The amount of any special recognition or retention award depends on the reason it is being granted. The Compensation Committee must approve any special awards for our executives. For Fiscal 2018, the Committee approved the following special long-term incentive awards for our NEOs, with Mr. Port receiving a special long-term incentive award in recognition of his promotion to Vice President and President, Infrastructure Business Segment and with Ms. Keating receiving a special long-term incentive/retention award to help bridge the termination of the Executive Retirement Plan for certain new executives.

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2018 Special LTI Awards

Name	Special Long-Term Incentive Opportunity
Christopher Rossi	N/A
Jan Kees van Gaalen	N/A
Peter A. Dragich	N/A
Ronald L. Port	$293,144
Michelle R. Keating	$300,000
Ronald M. De Feo	N/A
Charles M. Byrnes	N/A

Retirement Plans

We maintain both qualified and non-qualified defined benefit and qualified defined contribution retirement plans that are designed to work together to provide retirement pay to our executives. We provide certain pension and retirement benefits as part of our broader executive compensation program to attract and retain our executives.

Qualified Plans.    We maintain a qualified retirement plan for substantially all U.S. employees, including our executive officers. The Thrift Plus Plan (“TPP”) is a defined contribution or “401(k)” plan in which all of our NEOs participate. The TPP was established to encourage investment and savings for eligible employees of business units, business entities and locations of Kennametal and its affiliates. Most eligible employees may elect to contribute from 1% to 50% of their salary to the TPP in the form of pre-tax, after-tax and/or Roth contributions. Unless they make a contrary election, any eligible employee who does not elect to participate within 45 days of first becoming eligible will have a 3% pre-tax contribution made on his or her behalf.

Participating employees receive a Company matching contribution of 100% of employee pre-tax, after tax and/or Roth contributions up to 6% of base salary. They are also eligible to receive discretionary contributions based on the Company’s overall performance for the fiscal year in such amount as the Company may determine. Matching and/or discretionary contributions made to eligible employees working after January 1, 2017 are 100% vested and can be made in the form of cash or Kennametal stock. The employee contributions, Company contributions and earnings thereon are invested and ultimately paid out in accordance with elections made by the participant. Participants have the right to direct the TPP trustee regarding how to vote any shares of Company stock held in their accounts. Shares as to which no instructions are received are voted by the trustee in its sole discretion. See the Summary Compensation Table and accompanying notes for more information about Company contributions to the NEOs.

Non-Qualified Plan.    We maintain two non-qualified retirement plans: the Executive Retirement Plan (“ERP”) and the Kennametal Restoration Plan. Our ERP provides a formula-based benefit to eligible NEOs that is payable on a lump sum basis. The amount of the benefit is based upon an executive’s accrued benefit percentage (which varies by age) and compensation (base salary together with AIP target awards averaged for the three most recent fiscal years). ERP benefits vest once an executive’s accrued benefit percentage reaches 150%. If an executive terminates employment prior to reaching age 62, then the accrued benefit percentage is reduced to reflect the accrued benefit percentage that was applicable to the executive two years prior to the date of termination. Messrs. van Gaalen and Dragich participate in the ERP. The ERP was frozen as of December 31, 2016, with no new participants permitted into the ERP and those in the ERP as of December 31, 2016, are grandfathered in the ERP.

Beginning January 1, 2018, our Kennametal Restoration Plan, a non-qualified retirement plan, allows eligible NEOs to make pre-tax contributions on eligible compensation in excess of the Internal Revenue Code (IRC) Section 401(a)(17) dollar limits ($275,000 for

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2018) applicable to the TPP. In addition, it provides for a “make whole” Company contribution equal to the maximum matching and discretionary contributions not provided to eligible employees under the TPP on compensation in excess of this IRC limit on compensation that can be taken into account by the TPP. Company contributions are vested when made, subject, however, to later forfeiture in the event the NEO is terminated for cause or engages in any business activities determined to be in competition with the Company. The NEO contributions, Company contributions and earnings thereon are invested in the same “notional options” available under the TPP and ultimately paid out in cash, in accordance with elections made by the participant.

The amount payable under each retirement plan for each eligible NEO is determined by the plan’s benefit formula. The amount of benefits varies based upon the plan, the NEO’s years of service with us, and the NEO’s compensation. Please see the tabular disclosures in the 2018 Pension Benefits table below as well as the narrative discussion following that table for more information on these plans.

Perquisites Allowance

In Fiscal 2018, we continued our practice of providing an annual fixed perquisite allowance of $20,000 to certain of our executive officers (paid in two installments in June and December of each year) in lieu of individual perquisites. The perquisite allowance may be used by the executive in his or her discretion for financial planning fees, business or country club memberships, or any other appropriate perquisite, and is not grossed up for tax purposes. Executive officers hired or promoted after December 2015 are not entitled to receive this fixed perquisite allowance of $20,000. To promote our emphasis on the health, safety and wellness of our employees, we continue to provide for officer life insurance to certain executives who were eligible for such insurance prior to December 2015, at which time such benefit was frozen to new executive officers.

The perquisite allowance and other personal benefits paid to our NEOs (e.g., life insurance) for 2018 are included in a supplemental table to the Summary Compensation Table as part of the footnotes to the Summary Compensation Table. Other than the perquisite allowance and other personal benefits included therein, our executives receive the same benefits that are generally provided to other salaried employees, including eligibility to participate in group medical and dental plans, vision, long- and short-term disability, group life insurance, accidental death and dismemberment insurance, business travel accident insurance, health care and dependent care spending accounts, qualified retirement plans, and other benefits, in accordance with the terms of the programs.

2019 Executive Compensation Program

2019 Executive Change

Effective June 30, 2018, Ronald M. De Feo retired as the Company’s Executive Chairman following which Lawrence W. Stranghoener became the Company’s independent Chairman of the Board on July 1, 2018. Mr. De Feo will continue his directorship on the Board until his retirement from the Board at the end of the October 30, 2018 Annual Meeting.

Following the close of Fiscal 2018, the Company appointed Damon Audia as its new Vice President and Chief Financial Officer, in connection with the previously announced retirement of Mr. van Gaalen in September 2018. Because Mr. Audia was appointed following the close of the fiscal year he is not considered an NEO for purposes of this Proxy Statement. Mr. Audia’s employment and compensation information are contained in the Form 8-K filed by the Company on August 15, 2018 and are summarized below in the “2019 Executive Compensation Program” section.

Compensation for New Chief Financial Officer

Based on a recommendation from the Compensation Committee, the following compensation was approved for Mr. Audia pursuant to his appointment as the Company’s Chief Financial Officer, effective September 24, 2018:

•	Annual base salary of $550,000.

•	Participation in the Company’s AIP with a target bonus for Fiscal 2019 of 80% of annual base salary.

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•	A special long-term incentive grant on October 1, 2018 to be made under the Kennametal Inc. Stock and Incentive Plan of 2016 with a total value of $4,362,500, consisting of (i) RSUs in the amount of $3,785,000, which will vest in equal parts over a 3 year period, with one-third vesting on each anniversary date of the grant; and (ii) PSUs in the amount of $577,500 which cliff vests on the third anniversary of the grant date, subject to the achievement of certain Company performance measures in each of the three years in the term.

•	Relocation assistance under the Company’s relocation policy.

•	Participation in all general employee benefit plans and programs as well as participation in any plans and programs for executives.

Additional 2019 Compensation Changes

In July 2018, the Compensation Committee determined to make the following changes to the executive compensation program for the NEOs, excluding Messrs. De Feo and Byrnes who were not serving as employees of the Company at such time:

Changes to 2019 Base Salary

The Compensation Committee approved base salary increases of 5%, 0%, 5%, 10% and 5.2% for Messrs. Rossi, van Gaalen, Dragich, Port and Ms. Keating, respectively, for Fiscal 2019. Messrs. De Feo and Byrnes were not eligible for base salary increases, as neither were employed by the Company as of the commencement of Fiscal 2019.

Changes for 2019 AIP

•	Retained AIP corporate financial goals as Kennametal Inc. Adjusted EBIT weighted at 60% and PWCPS weighted at 20% for all of the NEOs, except for Messrs. De Feo and Byrnes.

•	Retained an individual performance component weighted at 20% for all of the NEOs.

At its meeting in July 2018, the Compensation Committee determined that the financial performance goals making up 80% of the incentive opportunity would be retained to include Adjusted EBIT at a 60% weighting and PWCPS to be weighted at 20%, with the individual goal still being weighted at 20%, except for Mr. Rossi at 62.5% and 20.8% and 16.7%, respectively. The performance curve for Adjusted EBIT, PWCPS and individual performance goals would remain the same. Each metric will be calculated independently with a pro-rata calculation between performance levels. With regard to achieving the Individual Performance goals, an AIP opportunity of 30% to 90% of target is earned for a performance rating of “Meets Low Expectations”; 91% to 110% of target award is earned for a performance rating of “Fully Meets Expectations”; 111% to 160% of target award is earned for a performance rating of “Meets High Expectations”; and 161% to 200% of target award is earned for a performance rating of “Exceeds Expectations”; with pro-rata calculation between performance levels. The individual performance goals are set and approved by the Compensation Committee, and conditioned upon achievement of positive net income after compensation expense.

Changes for 2019 LTI Program

At its meeting in July 2018, the Compensation Committee agreed to continue to provide the 2019 total LTI target opportunity for NEOs as a percentage of base salary with 60% of the LTI target opportunity granted in the form of PSUs and 40% granted in the form of RSUs. The Compensation Committee also determined that the RSUs would continue to vest at the rate of one-third per year on each grant date anniversary over three-years and the performance goals underlying the PSUs to be granted in Fiscal 2019 would continue to be based on Adjusted ROIC results (100% weight) with Relative TSR vesting multiple based on (i) the Corporation’s TSR relative to the Peer Group TSR for the cumulative three-year performance period of time ending on June 30, 2021 (“Performance Period”) and (ii) satisfaction of the condition of employment.

The Committee believes the use of ROIC will continue to strengthen the line of sight attributable to working capital and inventory management and that the use of Relative TSR as a vesting multiple will provide a direct alignment to increases in shareholder value

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relative to other manufacturing companies. The Committee believes the use of these measures will continue to support the focus on the Company’s strategic objectives, leading to greater levels of shareowner value. Additionally, the Compensation Committee agreed to provide for grants of RSUs and not to use Stock Options for the 2019 LTI Program.

The following table shows the target level annual LTI opportunities, as a percentage of base salary as of August 1, 2018, set for each of our NEOs under our LTI program for Fiscal 2019:

Name	Target Long-Term Incentive Opportunity as a Percentage of Base Salary(1)
Christopher Rossi	350%
Jan Kees van Gaalen	N/A
Peter A. Dragich	175%
Ronald L. Port	175%
Michelle R. Keating	100%

(1)

Mr. De Feo retired as Executive Chairman on June 30, 2018. Accordingly, Mr. De Feo’s continued service in Fiscal 2019 as a director on the Board (until his retirement from the Board at the end of the October 30, 2018 Annual Meeting) will be compensated in accordance with the disclosures set forth in the “Board of Directors Compensation and Benefits” section above.

Stock Ownership Guidelines and Insider Trading Policy

We have adopted Stock Ownership Guidelines for directors, executives and key managers to effectively link the interests of management and our shareowners and to promote an ownership culture throughout our organization. We believe that stock should be acquired and held in quantities that encourage management to make decisions and take actions that will enhance Company performance and increase its value. These guidelines were first adopted in 1995 and are reviewed annually by the Compensation Committee at its October meeting as a standing agenda item. Employees have five years from the date they become subject to the guidelines to acquire the requisite holdings.

The current guidelines are:

FY18 Multiple of Base Salary
Chief Executive Officer and Executive Chairman	5X
CFO, Top Industrial Segment Executive and Top Infrastructure Segment Executive	3X
All Other Executive Leadership Team Members Reporting to the CEO	2X
Senior Leadership Direct Reports to the Executive Leadership Team (e.g. Vice President and Managing Director)	0.5X

Shares owned outright, restricted stock and RSUs, deferred stock credits, and shares owned in benefit plans (such as a 401(k)) count toward fulfilling the ownership guidelines.

We have an insider trading policy that prohibits executives from engaging in any transaction in our stock unless that transaction has been pre-cleared and approved. Although we generally do not mandate when executives may trade, among other requirements, our insider trading policy defines pre-clearance procedures

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and trading window periods, which open 24 hours after our quarterly earnings release and remain open for approximately 1 1/2 months thereafter.

Our insider trading policy prohibits the hedging of Company stock by directors, executives and other key managers without the prior approval and express authorization of the Company’s General Counsel. Further, this policy also prohibits the pledging of Company stock by directors, executives and other key managers unless the General Counsel has granted an exception to the individual. An exception to this prohibition may be granted where an individual wishes to pledge Company stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged stock.

Employment Agreements

We have employment agreements with all of our executive officers. In the case of Messrs. De Feo and Byrnes, their employment and employment agreements terminated effective June 30, 2018 and January 15, 2018, respectively. We have summarized the material terms of these agreements below.

General.    The agreements require our executives to devote their entire time and attention to the business and affairs of Kennametal while they are employed.

Term.    There is no predetermined term. Each executive entered into the agreement upon commencing duties as an executive officer of the Company.

Compensation.    Except as noted below, the executive officer’s base salary, AIP opportunity, if any, and any other compensation for services are not specified under the agreements but rather are determined by the Compensation Committee upon the commencement of employment and assignment of the executive to a salary band. Thereafter, the Compensation Committee makes determinations regarding base salary, incentive awards, and all other components of compensation as described in this CD&A section.

Non-competition/non-disclosure.    Unless the Company provides prior consent in writing, if an executive officer decides to voluntarily terminate his or her employment or the Company terminates the executive’s employment for cause, then for two or three years after the date of termination (depending on the executive), the executive cannot, in any geographic area in which the Company is offering its services and products: (a) directly or indirectly engage in; or (b) assist or have an active interest in; or (c) enter the employ of, or act as agent for, or advisor or consultant to, any entity which is or is about to become directly or indirectly engaged in any business that is competitive with any business of the Company or any of our subsidiaries or affiliates in which the executive is or was engaged. The non-competition provision does not apply if the Company terminates Messrs. Rossi, van Gaalen or Dragich without cause. Mr. Port and Ms. Keating are subject to a one-year non-competition provision if terminated by the Company without cause. However, in case of termination for any reason, the executive cannot disclose any of our confidential or trade secret information.

Assignment of Inventions.    Each executive officer must assign to us all inventions conceived or made during his or her employment with the Company.

Employment Termination.    The executive officer’s employment may be terminated by either party at any time, for any reason or no reason at all; provided, that the Company may only terminate an executive officer’s employment with the approval and authorization of the Board.

Severance.     If, with Board authorization, we involuntarily terminate an executive officer’s employment prior to a change in control and not for cause, the executive is entitled to 12 months of severance in the form of salary continuation, except for our CEO, Mr. Rossi, who is entitled to 24 months of severance in the form of salary continuation. Our executive officers are not entitled to severance under any other termination scenario outside of a change in control context.

Change in Control.    Under certain circumstances, the agreements provide for payments to an executive officer if his employment is terminated after a change of control. See “Termination Conditions and Arrangements” below and the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement for a more detailed discussion.

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No partial excise tax gross-up in agreements.    Our executive officer employment agreements do not provide for any partial excise tax gross-up.

Termination Conditions and Arrangements

In a non-change in control context, our executive employment agreements provide for severance if the executive’s employment is terminated by us without “cause.” Additional details regarding the severance provisions and potential payments to our NEOs outside of a change in control context can be found in the “Potential Payments upon Termination or Change in Control” section.

Our executive employment agreements, stock and incentive plans and certain of our retirement and post-employment plans contain change in control provisions. The change in control provisions in the executive employment agreements are applicable only for those executives that have entered into these agreements, which includes each of our NEOs. The provisions of our incentive plans and retirement plans are applicable to a broader base of our employees and include all those who participate in those plans. We include these provisions because we believe they help to align executive, Company, and shareowner interests. If we evaluate a possible transaction, we want our management to focus on the potential fit with our corporate goals and strategy and the creation of long-term value for our shareowners. We believe that change in control protections enable our management to consider corporate transactions objectively and to decide whether they are in the best interests of the Company and its shareowners without undue concern over whether the transactions may jeopardize future employment.

The change in control protections under our executive employment agreements only provide payments upon the occurrence of a “double trigger,” rather than on the single occurrence of a change in control when the executive has not experienced a separation from service. For severance benefits to be “triggered,” a change in control must take place and an executive must be involuntarily terminated by us (other than for “cause” or Disability (as defined in the employment agreements)) or must voluntarily leave for “good reason” within 6 months prior to or 24 months following the change in control in the case of Messrs. Rossi and Port and Ms. Keating. For Messrs. van Gaalen and Dragich, the period is 36 months following the change in control. For additional information concerning the change in control arrangements for our NEOs, see the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement.

Recoupment of Awards and Incentive Payments

In any case where there has been an allegation of fraud or misconduct, the Board of Directors would investigate and carefully review the facts and circumstances of the alleged misconduct before determining the appropriate course of action. If, after completing its investigation, the Board were to determine that an employee or officer did engage in fraudulent behavior or misconduct, the Board would take appropriate action, which could include, among other things, termination of employment, institution of legal proceedings against the wrongdoer, or bringing the misconduct to the attention of the proper authorities. If the misconduct results in a material restatement of the Company’s financial results, then the Board, in addition to the above remedies, may also seek repayment of any bonus received for the period restated, seek repayment of gains realized because of exercising stock options awarded for the period restated, or cancel any outstanding stock options or other equity or incentive compensation.

The Company also incorporates restrictive covenants (prohibiting working for competitors for a period following separation from employment and disclosure of confidential or proprietary information) into the executive employment agreements, and the ERP. If the Board of Directors determines that a violation of any one of these covenants has occurred, it may, in its discretion, discontinue any future payments and/or take appropriate legal action to recoup amounts paid under these programs.

Tax, Accounting, and Regulatory Considerations

We consider the effect of tax, accounting and other regulatory requirements in designing and implementing compensation programs, and

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while these factors may impact plan designs, ultimately decisions reflect the pay strategy of the Company and the program intent.

Prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m) of the Code generally disallowed public companies a tax deduction for compensation in excess of $1,000,000 paid to their chief executive officer and their three other most highly compensated executive officers (excluding the chief financial officer) unless certain performance and other requirements were met. As part of the Tax Cuts and Jobs Act, the exemption from the deduction limitation for performance-based compensation provided by Section 162(m) has been repealed. This change will be effective for taxable years beginning after December 31, 2017. As a result, compensation paid to certain executive officers which exceeds $1,000,000 will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

For our fiscal year ending June 30, 2018, the payout of annual incentives under the AIP, excepting amounts conditioned solely on the performance of individual goals, and LTI awards, if any, were intended to satisfy the requirements for deductible compensation. Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) there can be no assurance that any amounts awarded under such compensation programs, even prior to the effectiveness of the legislative changes, will be deductible under Section 162(m).

Additionally, we reserve the right to design programs and to structure other compensation arrangements that recognize a full range of performance criteria important to our success or that contain different terms, even where the compensation paid under such programs may not be deductible.

Tools and Analytics

The Compensation Committee utilizes various tools and analytics provided by both Pay Governance and our internal management and human resources personnel to execute its duties. These tools and analyses provide internal and external context and perspective to assist the Compensation Committee with its decision-making process. The Compensation Committee reviews and considers the following information, as appropriate, when making compensation decisions:

•	Total compensation tally sheets and pay histories for the CEO and executive officers;

•	CEO and executive officer competitive assessments for all elements of pay;

•	Realizable pay-for-performance and value sharing assessments versus our peer group;

•	Dilution and share utilization assessments, projections and comparisons;

•	Equity expense comparisons versus our peer group;

•	Incentive design and vehicle prevalence analyses;

•	Internal goal setting and achievement analyses;

•	Compensation policy and practices risk assessment;

•	Executive retention analyses;

•	Annual and long-term incentive plan performance and progress updates;

•	Executive perquisite prevalence analyses; and

•	Other ad hoc analyses performed at the Compensation Committee’s direction.

The information above is reviewed either annually or by special request of the Compensation Committee.

Compensation for Non-Employee Directors

The Nominating/Corporate Governance Committee has responsibility for the review and oversight of non-employee director compensation. The role of the Nominating/Corporate Governance Committee in this context is explained in further detail in the “Ethics and Corporate Governance” section of this Proxy Statement. The compensation of non-employee directors in 2018 is described more fully in the “Board of Directors Compensation and Benefits” section of this Proxy Statement.

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COMPENSATION COMMITTEE REPORT

Compensation Committee Report

The Compensation Committee (“we” or “the committee”) recommends an overall compensation policy to the Board, has direct responsibility for matters relating to compensation of the executive officers, advises the Board regarding management succession, and administers the Company’s equity compensation plans and deferred compensation plans. Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of executive compensation. Accordingly, we have reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.

Compensation Committee:

Steven H. Wunning, Chair

Joseph Alvarado

William J. Harvey

Sagar A. Patel

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

Analysis of Risk Inherent in our Compensation Policies and Practices

During 2018, the Compensation Committee directed the Company’s management to work with Pay Governance to conduct a risk assessment of all of our compensation policies and practices to ensure that they do not foster risk taking above the level of risk associated with our business model. Based upon that review and a review by management of the Company’s internal controls, the Compensation Committee has concluded that our compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee based its conclusion on a variety of factors, including the following specific aspects of the Company’s compensation practices:

•	The AIP is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals;
•	We do not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company and shareowner value;

•	At the senior management and executive levels, our compensation programs are weighted towards offering long-term incentives that reward sustainable long-term performance, especially when considering our share ownership guidelines and vesting requirements; and

•	All of our compensation awards are capped at reasonable and sustainable levels, as determined by a review of our economic position and prospects, as well as the compensation offered within our peer group and by comparable companies.

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Executive Compensation Tables

The tables and discussion below show the compensation paid to our NEOs for Fiscal 2018.

Summary Compensation Table (2018, 2017, 2016)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Christopher Rossi	2018	779,167	500,000	2,756,592		1,558,560		50,580	5,644,899
President and Chief	2017
Executive Officer	2016
Jan Kees van Gaalen	2018	554,850		993,752		663,435	365,082	39,086	2,616,205
Vice President and	2017	540,000		976,561		553,416	357,334	43,142	2,470,453
Chief Financial Officer	2016	450,000		960,919	316,499	145,950	285,120	41,042	2,199,530
Peter A. Dragich	2018	435,400		891,911		527,764	261,954	24,196	2,141,225
Vice President and	2017	420,000		1,206,488		417,299	214,462	24,586	2,282,835
President Industrial	2016	399,956		600,499	256,470	152,637	176,110	25,581	1,611,253
Business Segment
Ronald L. Port	2018	327,146		520,641		392,201		17,213	1,257,201
Vice President and	2017
President Infrastructure	2016
Business Segment
Michelle R. Keating	2018	288,167		586,379		225,150		15,848	1,115,544
Vice President	2017
Secretary and	2016
General Counsel
Ronald M. De Feo	2018	725,000				1,495,480		8,300	2,228,780
Former President and	2017	1,000,000		3,720,268		1,847,219		16,850	6,584,337
Chief Executive Officer;	2016	405,303	200,000	558,473	558,627	521,035		12,090	2,255,528
Retired Executive Chairman
Charles M. Byrnes	2018	219,389		726,936		152,569		1,162,312	2,261,206
Former Vice President	2017	395,000		1,134,704		365,797	184,471	182,126	2,262,098
and President Industrial	2016	224,432		345,629	345,624	73,902	68,104	17,164	1,074,855
Business Segment

Notes and Supplemental Tables to the Summary Compensation Table

(1)

These amounts reflect the aggregate grant date fair value of stock awards granted in the fiscal years noted calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 17 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2018 for a discussion of additional assumptions used in calculating grant date fair value. The amounts included in this column for Fiscal 2018 include restricted stock unit and performance stock unit awards. The values included for such performance stock unit awards reflect the payout of such awards at target. If these awards were to be paid out at the maximum amount, the value of these awards for Messrs. Rossi, van Gaalen, Dragich, Port, Ms. Keating and Mr. Byrnes would be $3,017,866, $1,087,968, $976,475, $167,170, $313,523 and $795,822 respectively. Mr. De Feo did not receive a performance unit award. For information with respect to the individual restricted stock unit awards and performance stock unit awards made for Fiscal 2018, please see the 2018 Grants of Plan-Based Awards Table.

(2)

These amounts reflect the aggregate grant date fair value of stock option awards granted in the fiscal years noted calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 17 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2018 for a discussion of additional assumptions used in calculating grant date fair value.

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(3)	These amounts are cash payments earned by the NEOs under the AIP, which is discussed in further detail in the CD&A.

(4)

These amounts reflect the aggregate increase in the actuarial present value of the NEO’s accumulated benefits under all pension plans established by us. The total expressed for each NEO includes amounts that the NEO may not currently be entitled to receive because those amounts are not vested. The pension plan for which amounts may be included is the ERP, as applicable to the individual. Please refer to the discussion following the 2018 Pension Benefits Table for a more detailed description of the ERP. We do not provide preferential or above-market earnings on deferred compensation.

(5)	The following table describes each component of the All Other Compensation column:

Supplemental Table to the Summary Compensation Table

Name	Perq./ Other Benefits ($)(a)	Contributions to Thrift Plus Plan ($)(b)	Life Insurance ($)(c)	Total ($)

Christopher Rossi	34,559	16,021	0	50,580

Jan Kees van Gaalen	20,600	15,269	3,217	39,086

Peter A. Dragich	600	16,662	6,934	24,196

Ronald L. Port	650	16,563	0	17,213

Michelle R. Keating	700	15,148	0	15,848

Ronald M. De Feo	50	8,250	0	8,300

Charles M. Byrnes	1,159,242	3,070	0	1,162,312

(a)

For Mr. Rossi, this column represents moving expenses which includes a tax gross up. For Mr. van Gaalen, this column includes a $20,000 perquisite allowance provided by the Company. The first $10,000 installment was paid in December 2017 and the second $10,000 installment was paid in June 2018. All NEOs, except for Messrs. Rossi and De Feo, receive a $600 phone stipend. For Mr. Byrnes, this amount represents salary continuation and a special lump sum payment under severance of $1,158,842, as well as a prorated phone stipend of $325. Mr. Port, Ms. Keating, Messrs. De Feo and Byrnes received an employee recognition award in the amount of $50, $100, $50 and $75 respectively.

(b)	This column includes our contributions on behalf of the NEO under the TPP. Please see the discussion included in the “Retirement Plans” section of the CD&A for more details about the TPP.

(c)

This column includes income imputed to the NEOs based upon premiums paid by the Company to secure and maintain a term life insurance policy for the NEO while such person remains an active employee of the Company.

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

2018 Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Option (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Christopher Rossi		306,000	1,020,000	2,040,000

	8/1/2017							28,800			1,080,000

	8/1/2017				17,280	43,200	77,760				1,676,592

Jan Kees van Gaalen		133,488	444,960	889,920

	8/1/2017							10,382	—	—	389,325

	8/1/2017				6,230	15,574	28,033				604,427

Peter A. Dragich		98,280	327,600	655,200

	8/1/2017							9,318	—	—	349,425

	8/1/2017				5,591	13,978	25,160				542,486

Ronald L Port		75,375	251,250	502,500

	8/1/2017							3,590	—	—	134,625

	8/1/2017				957	2,393	4,307				92,872

	2/1/2018							5,957			293,144

Michelle R. Keating		45,000	150,000	300,000

	8/1/2017							2,992			112,200

	8/1/2017							8,000			300,000

	8/1/2017				1,795	4,488	8,078				174,179

Ronald M. De Feo		294,000	980,000	1,960,000

	8/1/2017							—	—	—	—

	8/1/2017				—	—	—				—

Charles Byrnes		91,541	305,138	610,275

	8/1/2017							7,595	—	—	284,813

	8/1/2017				4,557	11,392	20,506				442,124

Notes and Supplemental Tables to the 2018 Grants of Plan-Based Awards Table

(1)

These columns reflect the possible payouts under the AIP, which is described more fully in the “AIP” section of the CD&A. The amounts presented in these columns reflect the amounts that could have been earned for 2018 based upon the level of achievement of the performance goals underlying such awards. Actual AIP earned for 2018 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)

These columns reflect the performance stock unit awards granted in August 2017 under the 2016 Plan. The amounts presented in these columns reflect the number of shares of our capital stock which could be earned over the course of the applicable performance period based upon the level of achievement of the performance goals underlying such awards. A description of our PSUs is set forth in the “Long-Term Incentives” section of the CD&A.

(3)

This column reflects the number of RSUs awarded to the NEOs in August 2017. For Mr. Port, a grant was provided in February for his promotion to executive officer. For Ms. Keating, a special retention grant was provided in August 2018 in addition to her annual grant. A description of our RSUs is set forth in the “Long-Term Incentives” section of the CD&A.

(4)

The amounts reported in this column represent the grant date fair value of each equity-based award as determined pursuant to FASB ASC Topic 718 (disregarding any estimates of forfeitures). Please refer to Note 17 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2018 for a discussion of additional assumptions used in calculating grant date fair value. The values reported in this column for the performance stock unit awards granted in August 2017 were calculated at target.

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

Outstanding Equity Awards at Fiscal Year End 2018

	Option Awards(1)					Stock Awards(1)

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Christopher Rossi	NA	—	—	—	NA

						8/1/2017(a)	28,800	1,033,920

						8/1/2017(b)	46,094	1,654,775	28,800	1,033,920

Totals		0	0				74,894	2,688,695	28,800	1,033,920

Jan Kees van Gaalen	9/1/2015	32,612	16,306	29.00	9/1/2025

						9/1/2015(a)	4,725	169,628

						9/1/2015(b)	13,897	498,902

						8/1/2016(a)	10,096	362,446

						8/1/2016(b)	19,990	717,641	7,572	271,835

						8/1/2017(a)	10,382	372,714

						8/1/2017(b)	6,234	223,801	10,383	372,750

Totals		32,612	16,306				65,324	2,345,132	17,955	644,585

Peter A. Dragich	8/1/2013	7,958	0	45.24	8/1/2023

	8/1/2014	6,410	2,137	42.13	8/1/2024

	8/1/2015	23,648	11,825	31.69	8/1/2025

						8/1/2014	475	17,053

						9/1/2014	2,223	79,806

						8/1/2015(a)	1,799	64,584

						8/1/2015(b)	10,306	369,985

						8/1/2016(a)	7,853	281,923

						8/1/2016(b)	15,547	558,137	7,572	271,835

						2/1/2017	12,353	443,473

						8/1/2017(a)	9,318	334,516

						8/1/2017(b)	5,595	200,861	10,383	372,750

Totals		38,016	13,962				65,469	2,350,337	17,955	644,585

Ronald L. Port	8/1/2015	6,915	3,458	31.69	8/1/2025

						5/1/2015	532	19,099

						8/1/2015	789	28,325

						8/1/2016(a)	3,082	110,644

						8/1/2016(b)	2,711	97,325	1,028	36,905

						8/1/2017(a)	3,590	128,881

						8/1/2017(b)	958	34,392	1,595	57,261

						2/1/2018	5,957	213,856

Totals		6,915	3,458				17,619	632,522	2,623	94,166

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

	Option Awards(1)					Stock Awards(1)

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Michelle R. Keating	5/1/2010	268	0	33.65	5/1/2020

						8/1/2014	416	14,934

						9/1/2014	374	13,427

						8/1/2015	830	29,797

						3/1/2016	1,000	35,900

						8/1/2016(a)	2,137	76,718

						8/1/2016(b)	4,231	151,893	1,603	57,548

						8/1/2017(a)	2,992	107,413

						8/1/2017(b)	1,797	64,512	2,992	107,413

						8/1/2017(c)	8,000	287,200

Totals		268	0				21,777	781,794	4,595	164,961

Ronald M. De Feo	2/4/2016	85,810	42,906	19.03	2/4/2026

						2/4/2016	9,783	351,210

						8/1/2016(a)	38,462	1,380,786

						8/1/2016(b)	76,153	2,733,893	28,846	1,035,571

Totals(3)		85,810	42,906				124,398	4,465,888	28,846	1,035,571

Charles Byrnes	12/15/2015	0	0	20.71	4/15/2018

						8/1/2016(a)	0	0

						8/1/2016(b)	0	0	0	0

						2/1/2017	0	0

						8/1/2017(a)	0	0	0	0

						8/1/2017(b)	0	0

Totals		0	0				0	0	0	0

Notes and Supplemental Table to “Outstanding Equity Awards at Fiscal Year End 2018” Table

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

(1)	Vesting Information:

Grant Date	Vesting Schedule

8/1/2014	The restricted stock unit awards and stock option awards granted on this date vest 25% each year over four years beginning on the first anniversary of the grant date.

9/1/2014	The restricted stock unit awards and stock option awards granted on this date vest 25% each year over four years beginning on the first anniversary of the grant date.

5/1/2015	The restricted stock unit awards and stock option awards granted on this date vest 25% each year over four years beginning on the first anniversary of the grant date.

8/1/2015	(a) The restricted stock unit awards and stock option awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

(b) The PSU awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each particular year are satisfied. The threshold performance conditions underlying Year 1 (Fiscal 2016) of the performance period for this award were not achieved and therefore no PSUs were earned for that year. The performance conditions underlying Year 2 (Fiscal Year 2017) of the performance period for this award were deemed earned by the Compensation Committee as of June 30, 2017. The performance conditions underlying Year 3 (Fiscal 2018) for ROIC and Years 1-3 of the performance period for these awards were deemed earned by the Compensation Committee as of June 30, 2018. The threshold performance conditions underlying Year 3 (Fiscal 2018) for TSR of the performance period for this award were not achieved and therefore no PSUs were earned for that year. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The number of PSUs which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested” column based on achieving target performance goals.

9/1/2015	(a) The restricted stock unit awards and stock option awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

(b) The PSU awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each particular year are satisfied. The threshold performance conditions underlying Year 1 (Fiscal 2016) of the performance period for this award were not achieved and therefore no PSUs were earned for that year. The performance conditions underlying Year 2 (Fiscal Year 2017) of the performance period for this award were deemed earned by the Compensation Committee as of June 30, 2017. The performance conditions underlying Year 3 (Fiscal 2018) for ROIC and Years 1-3 of the performance period for these awards were deemed earned by the Compensation Committee as of June 30, 2018. The threshold performance conditions underlying Year 3 (Fiscal 2018) for TSR of the performance period for this award were not achieved and therefore no PSUs were earned for that year. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The number of PSUs which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested” column based on achieving target performance goals.

2/4/2016	The RSU awards and stock option awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

Grant Date	Vesting Schedule

3/1/2016	The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

8/1/2016	(a) The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

(b) The PSU awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each year are satisfied. The performance conditions underlying Year 1 (Fiscal 2017) of the performance period for this award were achieved and deemed earned by the Compensation Committee as of June 30, 2017. The performance conditions underlying Year 2 (Fiscal 2018) of the performance period for this award were achieved and deemed earned by the Compensation Committee as of June 30, 2018. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The number of performance stock units which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested” column based on achieving target performance goals.

2/1/2017	The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

8/1/2017	(a) The restricted stock unit awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

(b) The PSU awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each year are satisfied. The performance conditions underlying Year 1 (Fiscal 2018) of the performance period for this award were achieved and deemed earned by the Compensation Committee as of June 30, 2018. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The number of performance stock units which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested” column based on achieving target performance goals.

(c) The RSU awards granted on this date vest 100% on the fifth anniversary of the grant date.

2/1/2018	The restricted stock unit awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

(2)	Market value is calculated using the closing price of our common stock on June 29, 2018 ($35.90).

(3)	The amounts do not include equity awards granted to Mr. De Feo as an independent director prior to serving as CEO and Executive Chairman.

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Option Exercises and Stock Vested In 2018

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)(3)
Christopher Rossi	—	—	—	—
Jan Kees van Gaalen	—	—	9,772	357,191
Peter A. Dragich	—	—	11,080	411,143
Ronald L. Port	—	—	2,862	106,958
Michelle R. Keating	—	—	4,008	152,827
Ronald M. De Feo	7,000	114,660	29,750	1,205,424
Charles M. Byrnes	47,313	1,188,062	9,255	398,687

Notes and Supplemental Tables to Option Exercises and Stock Vested in 2018 Table

(1)

These values represent the difference between the market price of the underlying shares at exercise and the exercise price of the options multiplied by the number of shares acquired on exercise. Value includes amounts granted to Mr. De Feo as an independent director prior to serving as CEO and Executive Chairman.

(2)

These values represent the aggregate dollar amount realized upon vesting. The value is calculated by multiplying the number of shares of stock that vested by the market value of the shares on the vesting date. Value includes amounts granted to Mr. De Feo as an independent director prior to serving as CEO and Executive Chairman.

(3)

Regarding the vesting of restricted stock unit awards, our NEOs surrendered shares to satisfy tax withholding requirements, which reduced the actual value they received upon vesting. The number of shares surrendered and the corresponding value of those shares is shown below.

Name	Number of Shares Surrendered for Tax Withholding	Value of Shares Surrendered ($)
Christopher Rossi	—	—
Jan Kees van Gaalen	3,075	112,400
Peter A. Dragich	3,489	129,466
Ronald L. Port	994	37,141
Michelle R. Keating	1,282	48,944
Ronald M. De Feo	9,283	370,576
Charles M. Byrnes	3,837	168,712

70 |	KENNAMETAL INC. 2018 Proxy Statement

ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

The following table shows benefits our NEOs are entitled to under our retirement programs, which are described more fully in the narrative that follows and in the CD&A.

2018 Pension Benefits

Name(1)	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(3) ($)	Payments During Last Fiscal Year ($)
Christopher Rossi(2)	ERP	N/A	N/A	N/A
Jan Kees van Gaalen	ERP	2.8	1,007,536	—
Peter A. Dragich	ERP	5.7	932,507	—
Ronald L. Port	ERP	N/A	N/A	N/A
Michelle R. Keating	ERP	N/A	N/A	N/A
Ronald M. De Feo	ERP	N/A	N/A	N/A
Charles M. Byrnes	ERP	N/A	N/A	N/A

Notes to 2018 Pension Benefits Table

(1)

Messrs. Rossi, Port, Ms. Keating do not participate and Mr. De Feo did not participate in the Company’s Executive Retirement Program. Mr. Byrnes was not vested in ERP at time of employment termination.

(2)	Refer to the “Retirement Programs” section below for a narrative description of the material factors of the ERP.

(3)

The accumulated benefit is based on the NEO’s historical compensation, length of service, the plan’s provisions, and applicable statutory and regulatory requirements. The present value has been calculated assuming the NEO will remain in service until age 62 for the ERP. Vesting schedules under the plans are disregarded for purposes of these calculations. Refer to note 13 to the financial statements in Kennametal’s 2018 Annual Report for a discussion of additional assumptions used in calculating the present value.

2018 Nonqualified Deferred Compensation

As of June 30, 2018, Mr. De Feo had a balance in the Directors Stock Incentive Plan under which he deferred cash director fees for deferred stock credits, which will entitle him to receive shares of common stock on a deferred payment date. The aggregate balance reported below for Mr. De Feo represents the value of his deferred stock credits as of June 30, 2018, which is not reported as compensation in the Summary Compensation Table.

Name	Executive contributions during FY ($)	Registrant contributions during FY ($)	Aggregate earnings during FY ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at FYE ($)(2)
Ronald M. De Feo	—	—	11,480	—	521,578

Notes to 2018 Nonqualified Deferred Compensation Table

(1)	Represents dividend equivalents which are not reflected as compensation for 2018 in the Summary Compensation Table.

(2)

Represents the aggregate balance based on market value using the closing price of our common stock on June 29, 2018 ($35.90). This amount is not reflected as compensation for 2018 in the Summary Compensation Table.

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Retirement Programs

Qualified Defined Contribution Plan.    The TPP is a defined contribution plan that the Company established to encourage investment and savings for eligible employees of business units, business entities and locations of Kennametal and its affiliates. Most eligible employees may elect to contribute from 1% to 50% of their salary to the TPP in the form of pre-tax, after-tax and/or Roth contributions. Unless they make a contrary election, any eligible employee who does not elect to participate within 45 days of first becoming eligible will have a 3% pre-tax contribution made on his or her behalf.

Participating employees receive a Company matching contribution of 100% of employee pre-tax, after tax and/or Roth contributions up to 6% of eligible compensation. They are also eligible to receive discretionary contributions based on the Company’s overall performance for the fiscal year in such amount as the Company may determine. Matching and/or discretionary contributions made to eligible employees working after January 1, 2017 are 100% vested and can be made in the form of cash or Kennametal stock. The employee contributions, Company contributions and earnings thereon are invested and ultimately paid out in accordance with elections made by the participant. Participants have the right to direct the TPP trustee regarding how to vote any shares of Company stock held in their accounts. Shares as to which no instructions are received are voted by the trustee in its sole discretion. See the Summary Compensation Table and accompanying notes for more information about Company contributions to the NEOs.

Non-Qualified Plans.    Our ERP, a non-qualified retirement plan, provides a formula-based benefit to eligible NEOs that is payable on a lump sum basis. The amount of the benefit is based upon an executive’s accrued benefit percentage (which varies by age) and compensation (base salary together with AIP target awards averaged for the three most recent fiscal years). ERP benefits vest once an executive’s accrued benefit percentage reaches 150%. If an executive terminates employment prior to reaching age 62, then the accrued benefit percentage is reduced to reflect the accrued benefit percentage that was applicable to the executive two years prior to the date of termination. The ERP was frozen as of December 31, 2016, with no new participants permitted into the ERP and those in the ERP as of December 31, 2016, are grandfathered in the ERP.

Beginning January 1, 2018, our 2018 Kennametal Restoration Plan, a non-qualified retirement plan, allows eligible NEOs to make pre-tax contributions on eligible compensation in excess of the Internal Revenue Code (IRC) Section 401(a)(17) dollar limits ($275,000 for 2018) applicable to the TPP. In addition, it provides for a “make whole” Company contribution equal to the maximum matching and discretionary contributions not provided to eligible employees under the TPP on compensation in excess of this IRC limit on compensation that can be taken into account by the TPP. Company contributions are vested when made, however, subject to later forfeiture in the event the NEO is terminated for cause or engages in any business activities determined to be in competition with the Company. The NEO contributions, Company contributions and earnings thereon are invested in the same “notional options” available under the TPP and ultimately paid out in cash, in accordance with elections made by the participant.

72 |	KENNAMETAL INC. 2018 Proxy Statement

EQUITY COMPENSATION PLANS

Equity Compensation Plans

Our equity compensation plans are summarized below. Grant practices and related information are generally described in the CD&A.

Kennametal Inc. 2016 Stock and Incentive Plan.    The 2016 Plan, a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, performance stock unit awards, restricted stock awards, restricted stock unit awards, stock appreciation rights, share awards, stock unit awards and other share-based awards. The aggregate number shares available for issuance under the 2016 Plan as of June 30, 2018 was 5,987,815.

Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013 and as further amended January 27, 2015).    The A/R 2010 Plan, a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards and other share-based awards.

The “Prior Stock Plans” consist of the 2002 Plan, the 2010 Plan and the A/R 2010 Plan, all of which were shareowner approved plans that provided for the granting of nonstatutory and incentive stock options and certain share awards. Although options and RSUs are outstanding under the Prior Stock Plans, no further awards may be made under these plans.

The Performance Bonus Stock Plan of 1995, as amended and restated on December 30, 2008 (the “Bonus Stock Plan”) provided for the issuance of not more than 1,500,000 shares. The Bonus Stock Plan permitted certain persons (including management and/or senior executives of the Company or its subsidiaries) who participated in the Kennametal Inc. AIP, as amended, and certain other performance-based bonus compensation plans to (i) elect to receive shares of the Company’s capital stock in lieu of all or any portion of cash bonus compensation owed to such person; and/or (ii) elect to have stock credits, in lieu of all or any portion of cash bonus compensation owed to such person, credited to an account established for such person by the Company. For Fiscal 2018, the above mentioned election options under the Bonus Stock Plan were not made available to AIP participants.

The Directors Stock Incentive Plan, which is a non-shareowner approved plan, provides for the issuance of not more than 400,000 shares. The plan allows any non-employee director to elect to receive shares of our capital stock in lieu of all or a portion of any Board or committee compensation that is otherwise payable to such non-employee director in any plan year or to receive stock credits for any Board or committee compensation that is deferred for any plan year pursuant to the Deferred Fee Plan.

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EQUITY COMPENSATION PLANS

The following table sets forth information about our equity compensation plans as of June 30, 2018.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights A(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights B(2)	Number of Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) C
Equity compensation plans approved by shareowners(3)	2,527,937	33.08	6,019,102
Equity compensation plans not approved by shareowners(4)	159,374		33,632
TOTAL	2,687,311	33.08	6,052,734

(1)

This column also includes stock credits issued under the Bonus Stock Plan and Directors Stock Incentive Plan, RSUs granted under the 2002 Plan, 2010 Plan, A/R 2010 Plan, and 2016 Plan, performance stock units granted at target under the 2002 Plan and the 2010 Plan, which are then adjusted from target to units deemed earned based on the results of the annual performance period. For a description of the stock credits issued under the Bonus Plan see “Equity Compensation Plans” above. For a description of the stock credits issued under the Directors Stock Incentive Plan, see “Equity Compensation Plans” above and “Board of Directors Compensation and Benefits — Overview of Director Compensation — Directors Stock Incentive Plan.” For a description of the RSUs and PSUs issued under the 2002 Plan, the 2010 Plan, and the 2016 Plan, see the CD&A.

(2)

The calculations of the weighted average exercise prices shown in this column do not include stock credits issued under the Bonus Stock Plan or the Directors Stock Incentive Plan, RSUs issued under the 2002 Plan, 2010 Plan, A/R 2010 Plan, and 2016 Plan or PSUs issued under the 2002 Plan and the 2010 Plan.

(3)

This row includes information related to the 2002 Plan, the 2010 Plan, the A/R 2010 Plan, the 2016 Plan and the Bonus Stock Plan. As noted above, no further grants may be made from the 2002 or 2010 Plans. As of June 30, 2018, the number of securities available for future issuance under the 2016 Plan, other than upon the exercise of options, warrants or rights was 5,896,360, of which 3,701,941 can be granted as full value awards. The number of shares available for future issuance under the Bonus Stock Plan is 122,742.

(4)	This row includes information related to the Directors Stock Incentive Plan. For a description of the Directors Stock Incentive Plan, see “Equity Compensation Plans” above.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential Payments Upon Termination or Change in Control

In certain circumstances, our Officer’s Employment Agreement (the “Employment Agreement”) provides for post-termination payments to our NEOs upon termination of employment and/or in the event of a change in control. The material provisions of the Employment Agreement are described in the CD&A. Under the Employment Agreement, the amount a NEO would receive upon termination of his employment depends on the reason for his or her termination and whether the termination is in connection with a change in control. Our stock and incentive plans and programs, and certain of our retirement plans also include change in control provisions. The following discussion explains the effects of termination, both within and outside of the context of a change in control, under the Employment Agreement, our stock and incentive plans and programs, and our applicable retirement plans.

Termination of Employment — Definitions

The terms set forth below generally have the following meanings under the Employment Agreement and as used in this section:

“Change in Control” — means a change in control transaction of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended. Transactions that would be deemed a Change in Control include:

•	A merger with any other corporation or entity other than one in which the Company owns all of the outstanding equity interests;

•	A sale of all or substantially all of the Company’s assets; and

•	The acquisition of 25% or more of the outstanding shares of the Company or the voting power of the outstanding voting securities of the Company together with or followed by a change in our Board’s composition such that a majority of the Board’s members does not include those who were members at the date of the acquisition or members whose election or nomination was approved by a majority of directors who were on the Board prior to the date of the acquisition.

“Cause” — generally means that the executive: (a) is guilty of malfeasance, willful misconduct or gross negligence in the performance of his duties; (b) has not made his services available to the Company on a full-time basis; or (c) has breached the non-competition provisions of the Employment Agreement.

“Date of Termination” — generally means: (a) if executive’s employment is terminated due to his death or retirement, the date of death or retirement, respectively; or (b) if executive’s employment is terminated for any other reason, the date on which the termination becomes effective as stated in the written notice of termination given to or by the executive.

“Good Reason” — generally means the occurrence of any of the following at or after a Change in Control: (a) a material diminution of responsibilities or such executive’s reporting responsibilities, titles or offices, as in effect immediately prior to a Change in Control; (b) a material reduction in base salary as in effect immediately prior to any Change in Control; (c) failure to provide comparable levels of incentive compensation; (d) a material reduction in benefit programs; (e) failure to obtain the assumption of the Employment Agreement by any successor Company; (f) the relocation of the executive to a facility more than 50 miles from present location; or (g) any purported termination of the executive by Kennametal, which is not for Cause or as a result of the executive’s death.

Termination of Employment —Outside of a Change in Control

Termination Provisions under the Employment Agreement

Cash Severance.     If, with Board authorization, we involuntarily terminate an executive officer’s employment prior to a Change in Control and not for Cause, the

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executive is entitled to cash severance equal to 12 months of base salary as of the date of termination, payable as a lump sum, except for Mr. Rossi, who is entitled to cash severance equal to 24 months of base salary as of the date of termination, payable as a lump sum. Our executive officers are not entitled to severance under any other termination scenario outside of a Change in Control context. Messrs. De Feo and Byrnes are not eligible to receive severance.

Termination Provisions Under Our Equity Compensation Plans and Programs

We provide equity-based (LTI) and, in the past, have provided cash-based (Cash LTIP) long-term incentive awards for executives. (Please see the discussion in the CD&A for further details of these programs.) LTI awards are granted under the 2016 Plan; however, certain of our NEOs also have restricted stock or stock option awards that are outstanding under the 2002 Plan, the 2010 Plan and the A/R 2010 Plan, before the 2016 Plan was adopted.

The 2002 Plan, the 2010 Plan, A/R 2010 Plan and the 2016 Plan do not provide for additional benefits in the event of termination of employment except in the case of death, disability and retirement.

Death and Disability:

•	Stock Option Awards — All options become fully vested and exercisable in full as of the date the awardee’s employment is terminated, with such options being exercisable for a period following termination of the lesser of three years or the remaining original option term.

•	Restricted Stock and RSU Awards —All unvested restricted shares and RSUs become fully vested and all restrictions lapse as of the date the awardee’s employment is terminated.

•	PSU Awards — In the event an awardee’s employment is terminated during the performance period because of death or disability, the service condition applicable to such awards will be waived. For completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For fiscal years not completed, the performance conditions will be deemed to have been achieved at the target level and the awardee will be deemed to have earned for each such fiscal year a number of PSUs that were able to be earned for such fiscal year at the target level. In the event an awardee’s employment is terminated during the period between the end of the performance period and the payment date on account of death or disability, the service condition applicable to the award will be waived and the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions prior to the date of death or disability (as described in this section).

Retirement:

•	Stock Option Awards

•	2002 Plan — Unvested stock options continue to vest in accordance with their original vesting schedule for a two-year period following termination, with such options being exercisable for a period following termination of the lesser of three years or the remaining original option term. Any remaining unvested stock options are forfeited after the expiration of the two-year period.

•

2010 Plan, A/R 2010 Plan and 2016 Plan – All options become fully vested and exercisable in full as of the date awardee’s employment is terminated, except in the case of early retirement under the 2016 Plan, in which case a pro-rata proportion of the options become vested and exercisable based upon the ratio of the number of days of employment during the vesting period, with the balance forfeited. In each case,

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vested options are exercisable for a period following termination of the lesser of three years or the remaining original option term.

•	Restricted Stock and RSU Awards — All unvested restricted shares and RSUs become fully vested and all restrictions lapse as of the date the awardee’s employment is terminated, except in the case of early retirement under the 2016 Plan, in which case a pro-rata portion of the unvested restricted shares and RSUs become vested based upon the ratio of the number of days of employment during the vesting period in relation to the vesting period, with the balance forfeited.

•	PSU Awards — In the event a retirement eligible awardee’s employment is terminated because of retirement during the performance period, the amount of a PSU award to be paid, if any, will be determined as follows. For completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For the fiscal year in which the termination occurs, the awardee will be entitled to receive a pro rata portion of the PSUs that have been earned based on the ratio of the number of complete months the awardee was employed during the performance period to the total number of months in the performance period. All other PSUs granted under the award, including PSUs that could have been earned for fiscal years after the fiscal year in which the termination occurred, will be cancelled and forfeited without payment by the Company.

Non-Competition Provisions:

•	The right to exercise a stock option or vest in any restricted shares, RSUs, or PSUs is conditioned on compliance with certain non-competition provisions during employment and for two years after employment ends. Further, if the NEO received or is entitled to the delivery or vesting of stock during the last 12 months of employment or during the 24 months following termination, the Board of Directors may require the executive to forfeit the shares if it deems the executive engaged in Injurious Conduct (as defined in the plan documents).

Termination Provisions Under Certain of Our Retirement Plans

We maintain various retirement plans: the ERP, the Kennametal Restoration Plan, and the TPP (a 401(k) plan). A full summary all plans is set forth in the CD&A. The ERP was frozen as of December 31, 2016, with no new participants permitted into the ERP and those in the ERP as of December 31, 2016, are grandfathered in the ERP. Not all NEOs participate in each plan. Messrs. van Gaalen and Dragich are the only two NEOs that participate in the ERP. The amount payable under each retirement plan for each eligible NEO is determined by the plan’s benefit formula. The amount of benefits varies based upon the plan, the NEO’s years of service with us, and the NEO’s compensation. There are no additional benefits provided to any NEO in the event of termination of employment prior to a Change in Control. The right to receive benefits under the ERP is conditioned on certain non-competition and non-solicitation provisions applicable during employment and for the three-year period following termination. The Compensation Committee reserves the right to take legal action to recover benefits that have already been paid.

Please see the tabular disclosures in the 2018 Pension Benefits table above as well as the narrative discussion following that table for more information on these plans.

Termination of Employment — In Connection with a Change in Control

Termination Provisions under the Employment Agreement

Cash Severance.    Messrs. De Feo and Byrnes are not eligible to receive any severance in the event of a Change in Control. For Messrs. Rossi and Port and Ms. Keating, if employment is terminated six months prior to a Change in Control or two years after a Change in Control, Messrs. Rossi and Port and Ms. Keating will receive two-times his or her base salary at the rate in effect on the date of the termination and

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

two-times his or her target bonus for the year in which the termination occurred.

If the employment of either Messrs. Dragich or van Gaalen is terminated upon a Change in Control or within three years after a Change in Control, either for Good Reason or by the company other than for Cause or disability, Messrs. Dragich and van Gaalen will receive in cash as severance pay an amount equal to the product of:

(i) the lesser of:

(x) 2 and eight tenths (2.8),

(y) a number equal to the number of calendar months remaining from the Date of Termination to the executive’s retirement date (defined in the Employment Agreement), divided by twelve (12), or

(z) a number equal to the product obtained by multiplying thirty-six (36) less the number of completed months after the date of the Change in Control during which the executive was employed and did not have Good Reason for termination, times one-twelfth (1/12)

times

(ii) the sum of:

(x) executive’s base salary at the annual rate in effect on the Date of Termination (or, if greater, at the annual rate in effect on the first day of the calendar month immediately prior to Change in Control), plus

(y) the average of any bonuses which executive was entitled to or paid during the three most recent fiscal years ending prior to the Date of Termination or, if the executive is employed for less than one year, the target bonus for the year in which the termination occurred.

Continuation of medical and welfare benefits.    For a two-year period following the Date of Termination (or three-years for Messrs. Dragich and van Gaalen), each listed NEO, except Messrs. De Feo and Byrnes, will receive the same or equivalent medical, dental, disability and group insurance benefits that he or she received at the Date of Termination.

To the extent that the benefits cannot be provided by law or plan provision, the Company will make a payment to the executive equal to the difference between the amounts that would have been paid under the programs and the amount paid, if any, by the executive.

Termination Provisions Under Our Equity Compensation Plans and Programs

Equity-based and other cash-based long-term incentive awards.    The following provisions apply to previously granted and outstanding awards in the event of a Change in Control.

2002 Plan, 2010 Plan and A/R 2010 Plan —Unless the Board determines otherwise by resolution prior to a Change in Control, under the 2002 Plan, and in the event of a Change in Control under the 2002 Plan, the 2010 Plan and the A/R 2010 Plan, all options will become exercisable in full immediately prior to the Change in Control and all restricted shares, RSUs, PSUs and Cash LTIP awards will become immediately vested and all restrictions on those awards will lapse immediately prior to the Change in Control. Under the 2010 Plan and A/R 2010 Plan, for completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year, while for fiscal years not completed, the performance conditions will be deemed to have been achieved at target level and the awardee will be deemed to have earned for such fiscal year a number of PSUs that were able to be earned for such fiscal year at the target level. In addition, under each of the three plans, all options held by an employee who is terminated for any reason during the two years following a Change in Control will immediately vest in full and may be exercised at any time within the three-month period following the date of termination (regardless of the expiration date of the option). Similarly, all restricted shares, RSUs, PSUs and Cash LTIP awards held by an employee who is terminated for any reason during the two years following a Change in Control will automatically vest and all restrictions will lapse.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

A/R 2010 Plan, as amended, and the 2016 Plan – For LTIP awards made after Amendment No. 1 to the A/R 2010 Plan dated January 27, 2015, and LTIP awards made under the 2016 Plan, a “double-trigger” applies. Therefore, Cash LTIP awards made under the A/R 2010 Plan, as amended, performance share awards made under the 2016 Plan, and restricted shares, RSU and PSU awards made under both, that are held by an employee who is terminated will not automatically vest, nor will the restrictions lapse, unless a Change in Control occurs and the employee is involuntarily terminated by us or our successor (other than for Cause or voluntary termination by the employee for Good Reason, or, under the amended A/R 2010 Plan, for death or Disability) within 6 months prior to a Change in Control or within 2 years following a Change in Control.

Termination Provisions Under Our Retirement Plans

In the event of a Change in Control, Messrs. Dragich and van Gaalen will become 100% vested in the ERP (to the extent such executive’s benefits have not already vested); provided, however, that with or without a Change in Control, such amount would be reduced by a forfeiture of the last 24 months of credited service for a termination of employment prior to age 62. Receipt of the ERP benefits are conditioned upon compliance with the non-competition and non-solicitation provisions described above. However, under the ERP, if a participant’s employment is terminated (other than in connection with death or disability, and regardless of whether a Change in Control has occurred) prior to attainment of age 62, then the ERP provides that the participant will forfeit the last 24 months of credited service under the ERP. Similar to the A/R 2010 Plan amendment made on January 27, 2015, the Compensation Committee also amended the ERP to implement a “double-trigger” for benefits awarded on or after January 27, 2015. Therefore, in order for ERP benefits to automatically vest and all restrictions to lapse, a Change in Control must take place and an executive must be involuntarily terminated by us or our successor (other than for “cause,” death, Disability or a voluntary termination by the employee for Good Reason) within 6 months prior to a Change in Control or within 2 years following a Change in Control.

A Change in Control will not impact any rights of any executive under the TPP or Kennametal Restoration Plan.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following tables detail the incremental payments and benefits (above those already disclosed in this Proxy Statement) to which the NEOs would have been entitled under each termination of employment and Change in Control scenario, assuming the triggering event occurred on June 29, 2018. On that date, the stock price was $35.90. In addition, the actual amounts that may be payable to any other NEO on a separation from the Company can only be determined at the time of the actual separation and may differ from the amounts set forth in the tables below based on various factors. We have not included Mr. Byrnes in the below tables because he was not employed by us on June 29, 2018, and the amounts paid or payable in Fiscal 2018 to Mr. Byrnes in connection with his separation from employment with the Company are included in the Summary Compensation Table and the Option Exercises and Stock Vested In 2018 table, and the related discussion above, including the CD&A. Please also see the footnotes to the tables below for additional information.

Christopher Rossi	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance(1)	$1,700,000	$—	$—	$—	$3,740,000	$—

Stock Options (Unvested)(2)	$—	$—	$—	$—	$—	$—

Restricted Units (Unvested)(3)	$—	$1,033,920	$1,033,920	$—	$1,033,920	$—

Performance Units (Unvested)(3)	$—	$1,654,789	$1,654,789	$—	$1,654,789	$—

ERP(4)	$—	$—	$—	$—	$—	$—

Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$48,695	$—

Life Insurance Proceeds(6)	$—	$—	$—	$—	$—	$—
Totals	$1,700,000	$2,688,709	$2,688,709	$—	$6,477,404	$—

Jan Kees van Gaalen	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance(1)	$556,200	$—	$—	$—	$2,508,472	$—

Stock Options (Unvested)(2)	$—	$67,962	$67,962	$—	$67,962	$—

Restricted Units (Unvested)(3)	$—	$904,711	$904,711	$—	$904,711	$—

Performance Units (Unvested)(3)	$—	$1,586,045	$1,586,045	$—	$1,586,045	$—

ERP(4)	$—	$—	$—	$—	$285,743	$1,007,536

Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$63,064	$—

Life Insurance Proceeds(6)	$—	$1,080,000	$—	$—	$—	$—
Totals	$556,200	$3,638,718	$2,558,718	$—	$5,415,997	$1,007,536

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Peter A. Dragich	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance(1)	$436,800	$—	$—	$—	$1,842,750	$—

Stock Options (Unvested)(2)	$—	$49,283	$49,283	$—	$49,283	$—

Restricted Units (Unvested)(3)	$—	$1,221,265	$1,221,265	$—	$1,221,265	$96,840

Performance Units (Unvested)(3)	$—	$1,305,026	$1,305,026	$—	$1,305,026	$—

ERP(4)	$—	$—	$—	$—	$577,266	$932,507

Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$66,581	$—

Life Insurance Proceeds(6)	$—	$900,000	$—	$—	$—	$—
Totals	$436,800	$3,475,574	$2,575,574	$—	$5,062,171	$1,029,347

Ronald L. Port	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance(1)	$335,000	$—	$—	$—	$1,172,500	$—

Stock Options (Unvested)(2)	$—	$14,411	$14,411	$—	$14,411	$—

Restricted Units (Unvested)(3)	$—	$506,891	$506,891	$—	$506,891	$—

Performance Units (Unvested)(3)	$—	$225,912	$225,912	$—	$225,912	$—

ERP(4)	$—	$—	$—	$—	$—	$—

Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$41,633	$—

Life Insurance Proceeds(6)	$—	$—	$—	$—	$—	$—
Totals	$335,000	$747,214	$747,214	$—	$1,961,347	$—

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Michelle R. Keating	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance(1)	$300,000	$—	$—	$—	$900,000	$—

Stock Options (Unvested)(2)	$—	$—	$—	$—	$—	$—

Restricted Units (Unvested)(3)	$—	$564,981	$564,981	$—	$564,981	$28,334

Performance Units (Unvested)(3)	$—	$381,344	$381,344	$—	$381,344	$—

ERP(4)	$—	$—	$—	$—	$—	$—

Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$3,613	$—

Life Insurance Proceeds(6)	$—	$—	$—	$—	$—	$—

Totals	$300,000	$946,325	$946,325	$—	$1,849,938	$28,334

Ronald M. De Feo(7)	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance(1)	$—	$—	$—	$—	$—	$—

Stock Options (CEO Grants Unvested)(2)	$716,575	$716,575	$716,575	$716,575	$716,575	$—

Stock Options (BOD Grants Unvested)(8)	$9,725	$9,725	$9,725	$9,725	$9,725	$—

Restricted Units (CEO Grants Unvested)(3)	$1,728,298	$1,728,298	$1,728,298	$1,728,298	$1,728,298	$—

Restricted Units (BOD Grants Unvested)(8)	$15,112	$15,112	$15,112	$15,112	$15,112	$—

Performance Units (Unvested)(3)	$3,769,480	$3,769,480	$3,769,480	$3,769,480	$3,769,480	$—

ERP(4)	$—	$—	$—	$—	$—	$—

Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$—	$—

Life Insurance Proceeds(6)	$—	$—	$—	$—	$—	$—

Totals	$6,239,190	$6,239,190	$6,239,190	$6,239,190	$6,239,190	$—

Footnotes to Potential Payments upon Termination or Change in Control Tables

(1)

Prior to a Change in Control, upon an involuntary, not for Cause termination, each named executive officer is assumed to receive the maximum severance payable under the provisions of his or her Employment Agreement (base salary for 24 months for Mr. Rossi and base salary for 12 months for each other named executive officer).

For purposes of these calculations, upon an involuntary termination, other than for Cause or disability, following a Change in Control, or termination by the named executive officer for Good Reason following a Change in Control, each named executive officer is assumed to receive the

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maximum severance payable under the provisions of his or her Employment Agreement. For Messrs. Rossi and Port and Ms. Keating, this is an amount equal to two (2) times the base salary at the annual rate in effect on the Date of Termination and two (2) times the target bonus for the fiscal year in which the termination occurred. For Messrs. van Gaalen and Dragich, this is an amount calculated by multiplying (i) 2 and eight tenths (2.8), by (ii) the sum of (x) the executive’s base salary at the annual rate in effect on the Date of Termination (or, if greater, at the annual rate in effect on the first day of the calendar month immediately prior to Change in Control), plus (y) the average of any bonuses which the named executive officer was entitled to or paid during the three most recent fiscal years ending prior to the Date of Termination.

Each named executive officer’s Employment Agreement provides that certain severance payments will be cut back to amounts that do not exceed each named executive officer’s respective safe harbor limit, as defined under the golden parachute rules of Internal Revenue Code Section 280G.

(2)

The amounts shown represent for each named executive officer the intrinsic value of stock options that would have become vested and exercisable upon the various scenarios based on the fair market value of the Company’s stock on June 29, 2018 (the last business day of Fiscal 2018) and the exercise price for such option multiplied by the number of shares underlying such option.

(3)

The amounts shown for each named executive officer represent for the value of restricted unit awards and performance unit awards that would have been subject to accelerated vesting upon the various scenarios based on the fair market value of the Company’s stock on June 29, 2018 (the last business day of Fiscal 2018) multiplied by the number of shares that would have vested under each such award. With respect to the performance units outstanding for which the applicable performance period had not been completed as of June 29, 2018, the number of shares reported represents the full number of performance units that were able to be earned at the target level.

(4)

Upon a Change in Control, accrued benefits under the ERP will vest (to the extent not already vested). Under the ERP, if a participant’s employment is terminated (other than in connection with death or disability, and regardless of whether a Change in Control has occurred) prior to attainment of age 62, then the ERP provides that the participant will forfeit the last 24 months of credited service under the ERP.

(5)

For each named executive officer, these benefits consist of continued medical, dental, group term life, long term disability benefits, and accidental death and dismemberment for two (2) years for Mr. Rossi, Mr. Port, and Ms. Keating and for three (3) years for Mr. van Gaalen and Mr. Dragich upon involuntary, not for Cause termination or upon termination by the executive for Good Reason in connection with a Change in Control, as provided under the terms of the executive employment agreements.

(6)	For each named executive officer, the company secures a life insurance policy for executive officers payable to the executive’s beneficiary upon the executive’s death.

(7)

We have included Mr. De Feo in the tables above because he was employed by us on June 30, 2018, his last day of employment. The actual amounts paid or payable in Fiscal 2018 to Mr. De Feo for his employment with the Company are included in the Summary Compensation Table and the Option Exercises and Stock Vested In 2018 table, and the related discussion above, including the CD&A.

(8)

For Mr. De Feo, these amounts reflect Stock Options and RSUs received while he was an Independent Director before 2016, which vest in equal annual installments over three years on the anniversary of the date of grant and which vest if a Director’s service is terminated following a Change in Control.

KENNAMETAL INC. 2018 Proxy Statement	| 83

CEO PAY RATIO FOR FISCAL YEAR 2018

CEO Pay Ratio for Fiscal Year 2018

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our CEO, Mr. Rossi, to the annual total compensation of our median employee. As permitted by SEC rules, we used Target Total Direct Compensation as our consistently applied compensation measure to determine our median employee from our employee population, excluding our CEO, as of June 30, 2018. Target Total Direct Compensation is defined as the sum of annual salary, target annual cash incentives and target long-term incentives. For hourly employees, the annual salary component of Target Total Direct Compensation was calculated using a reasonable estimate of hours worked and their hourly wage rate. We annualized Total Direct Compensation for 10,491 employees who were employed as of June 30, 2018 but were not employed for the full fiscal year. For our

non-U.S. employees, we used the foreign exchange rates applicable at June 1, 2018 to convert their Target Total Direct Compensation into U.S. dollars.

After identifying the median employee, we calculated the annual total compensation for the median employee using the same methodology that we use for determining our CEO total compensation as disclosed in the Summary Compensation Table. For fiscal year 2018, the median employee’s annual total compensation was $74,295.54 and Mr. Rossi’s annual total compensation was $5,644,899, annualized for the year. Accordingly, the fiscal year 2018 ratio of annual total compensation for Mr. Rossi relative to our median employee’s annual total compensation is 76:1, which is a reasonable estimate that has been calculated in a manner consistent with the results adopted by the SEC and is based on our records and the methodology described above.

84 |	KENNAMETAL INC. 2018 Proxy Statement

PROPOSAL III. NON-BINDING (ADVISORY) VOTE TO APPROVE THE COMPENSATION PAID TO THE

COMPANY’S NAMED EXECUTIVE OFFICERS

Proposal III. Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

Our shareowners have the opportunity to vote to approve on a non-binding, advisory basis, the compensation paid to our named executive officers as disclosed in the Compensation Discussion and Analysis and the Executive Compensation section of this Proxy Statement, as required by Section 14A of the Exchange Act. This “Say on Pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A and the compensation tables and narrative included in the Executive Compensation section of this Proxy Statement.

At our 2017 annual meeting of shareowners, the Company held an advisory (non-binding) vote to determine the frequency of future Say on Pay votes. Based on the voting results for this proposal at the 2017 annual meeting, the Board determined that the Say on Pay vote will be conducted annually. We expect that the next Say on Pay vote will occur at the 2019 annual meeting.

We believe that our CD&A and other compensation disclosures included in this Proxy Statement evidence a sound and prudent compensation philosophy and set of policies and practices and that our compensation decisions are consistent with our “Pay for Performance” philosophy and related policies and practices. We also believe that the Company’s compensation programs effectively align the interests of our executive officers with those of our shareowners by tying a significant portion of our executives’ compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to the Company’s long-term success.

For the foregoing reasons, we are asking our shareowners to indicate their approval, on an advisory basis, of the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the CD&A and the compensation tables and narrative following the CD&A. While this vote is non-binding, the Company values the opinions of its shareowners and will consider the outcome of the vote when making future decisions concerning executive compensation.

The compensation paid to our named executive officers, as disclosed in this Proxy Statement, will be approved (on a non-binding advisory basis) if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR (ON A NON- BINDING, ADVISORY BASIS) THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

KENNAMETAL INC. 2018 Proxy Statement	| 85

OWNERSHIP OF CAPITAL STOCK BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Ownership of Capital Stock by Directors, Nominees and Executive Officers

The following table sets forth beneficial ownership information as of August 15, 2018 for our directors, nominees, NEOs and all directors and executive officers as a group.

Name of Beneficial Owner	Total Beneficial Ownership of Common Stock(1)(2)	Stock Credits(3)	Performance Unit Awards(4)	Restricted Units(5)	Total Ownership of Common Stock(6)
Joseph Alvarado	—	—	—	4,469	4,469
Cindy L. Davis	46,296	—	—	7,050	53,346
Ronald M. De Feo	254,437	14,529	76,154	32,327	377,447
William J. Harvey	61,930	2,419	—	7,050	71,399
William M. Lambert	13,604	—	—	7,050	20,654
Lorraine M. Martin	—	—	—	3,589	3,589
Timothy R. McLevish	100,904	29,625	—	—	130,529
Sagar A. Patel	1,201	6,578	—	2,404	10,183
Christopher Rossi	39,554	—	17,294	52,308	109,156
Lawrence W. Stranghoener	68,108	61,346	—	—	129,454
Steven H. Wunning	83,312	12,581	—	7,050	102,943
Jan Kees van Gaalen	75,111	—	26,224	16,695	118,030
Peter A. Dragich	81,989	—	21,142	35,701	138,832
Michelle R. Keating	8,340	—	6,028	16,051	30,419
Ronald L. Port	15,942	—	3,668	18,431	38,041
Charles M. Byrnes	9,315	—	—	—	9,315
Directors and Executive Officers as a Group (19 persons)	966,571	127,078	174,667	267,965	1,536,281

(1)

No individual beneficially owns in excess of one percent of the total shares outstanding. Directors and executive officers as a group beneficially owned 2% of the total shares outstanding as of September 4, 2018. Unless otherwise noted, the shares shown are subject to the sole voting and investment power of the person named.

(2)

In accordance with SEC rules, this column also includes shares that may be acquired pursuant to stock options that are exercisable as of August 15, 2018 or will become exercisable within 60 days of August 15, 2018 as follows: Ms. Davis, 35,000 shares; Mr. De Feo, 134,810 shares; Mr. Harvey, 49,000 shares; Mr. Lambert, 9,333 shares; Mr. McLevish, 49,000 shares; Mr. Stranghoener, 49,000 shares; Mr. Wunning, 49,000 shares; Mr. van Gaalen, 48,918 shares; Mr. Dragich, 51,978 shares; Ms. Keating, 268 shares; Mr. Port, 10,373 shares.

(3)

This column represents shares of common stock to which the individuals are entitled pursuant to their election to defer fees or bonuses as stock credits under the Directors Stock Incentive Plan, the AIP or its predecessor, the Performance Bonus Stock Plan, the 2002 Plan, the 2010 Plan, the A/R 2010 Plan, or the 2016 Plan.

(4)

This column represents FY16/FY17/FY18 PSUs that have been deemed earned by the Compensation Committee, but remain subject to the continued service condition of such awards. Holders of these PSUs have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

86 |	KENNAMETAL INC. 2018 Proxy Statement

OWNERSHIP OF CAPITAL STOCK BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

(5)

This column represents RSUs that were awarded to executives and directors under the 2002 Plan, the 2010 Plan, the A/R 2010 Plan and the 2016 Plan. Holders of RSUs have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

(6)

This column includes the shares reported in the “Total Beneficial Ownership” column, as well as the stock credits, performance stock unit awards and the restricted stock units columns. These numbers (excluding the options that will become exercisable within 60 days which are included in the “Total Beneficial Ownership” amounts included in the table) are used for purposes of determining compliance with our Stock Ownership Guidelines.

KENNAMETAL INC. 2018 Proxy Statement	| 87

PRINCIPAL HOLDERS OF VOTING SECURITIES

Principal Holders of Voting Securities

The following table sets forth each person or entity that may be deemed to have beneficial ownership of more than 5% of our outstanding capital stock based upon information that was available to us as of August 24, 2018 in addition to the information in the filings as indicated in the footnotes below.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Outstanding Capital Stock
BlackRock Inc.(1)	8,524,732	10.5%
55 East 52nd Street New York, NY 10055
Lazard Asset Management LLC(2)	8,258,444	10.12%
30 Rockefeller Plaza New York, NY 10112
The Vanguard Group, Inc.(3)	7,695,885	9.49%
100 Vanguard Blvd. Malvern, PA 19355
Ariel Investments, LLC(4)	5,189,629	6.4%
200 East Randolph Street Suite 2900, Chicago, IL 60601

(1)

Based solely on information included in Form 13G filed with the SEC on January 23, 2018 by BlackRock, Inc., BlackRock, Inc. had sole voting power with respect to 8,352,964 shares and sole dispositive power with respect to 8,524,732 shares, reported as 10.5% of the outstanding capital stock as of such date.

(2)

Based solely on information included in Form 13G filed with the SEC on April 9, 2018 by Lazard Asset Management LLC, Lazard Asset Management LLC had sole voting power with respect to 4,343,260 shares and sole dispositive power with respect to 8,258,444 shares, reported as 10.12% of the outstanding capital stock as of such date.

(3)

Based solely on information included in Form 13G filed with the SEC on February 9, 2018 by The Vanguard Group, Inc., The Vanguard Group, Inc. had sole voting power with respect to 156,378 shares, shared voting power with respect to 17,207 shares, sole dispositive power with respect to 7,529,000 shares, and shared dispositive power with respect to 166,885 shares, reported as 9.49% of the outstanding capital stock as of such date.

(4)

Based solely on information included in Form 13G filed with the SEC on February 13, 2018 by Ariel Investments, LLC, Ariel Investments, LLC had sole voting power with respect to 4,915,600 shares and sole dispositive power with respect to 5,189,629 shares, reported as 6.4% of the outstanding capital stock as of such date.

88 |	KENNAMETAL INC. 2018 Proxy Statement

FORM 10-K ANNUAL REPORT

Form 10-K Annual Report

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 as filed with the SEC are available for viewing at www.envisionreports.com/KMT. You may also request paper copies of the 2018 Annual Report by following the directions included in the Notice. The copies of our 2018 Annual Report do not contain copies of exhibits to that Annual Report.

Copies of all Company filings with the SEC (including the 2018 Annual Report and all exhibits to that report) are available on our website at www.kennametal.com under the “Investor Relations” tab. A shareowner may obtain a paper copy of this Proxy Statement, the 2018 Annual Report, any exhibits to the 2018 Annual Report or any other filing with the SEC without charge by submitting a “Printed Materials Request,” which can be found on our website at www.kennametal.com under the “Investor Relations” tab in the Investor Tool Kit. Alternatively, shareowners may write to: Vice President, Investor Relations, Kennametal Inc., 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219.

KENNAMETAL INC. 2018 Proxy Statement	| 89

OTHER MATTERS

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

Under Securities and Exchange Commission rules, our directors, executive officers and owners of more than 10% of our stock are required to file with the SEC reports of holdings and changes in beneficial ownership of Kennametal stock on Forms 3, 4 and 5. SEC regulations also require our directors, executive officers and greater than ten percent (10%) shareowners to furnish us with copies of all Forms 3, 4 and 5 they file. We routinely provide information and support to our directors and executive officers to assist with the preparation of Forms 4. We have reviewed copies of reports provided to us, as well as other records and information. Based on that review, we concluded that all reports were timely filed for 2018.

90 |	KENNAMETAL INC. 2018 Proxy Statement

Appendix A

Adjusted EBIT, PWCPS and Adjusted ROIC Reconciliations

EBIT

Earnings Before Interest and Taxes (EBIT) is a non-GAAP financial measure and is defined by the Company as net income attributable to Kennametal (which is the most directly comparable GAAP measure), with net income attributable to noncontrolling interests, interest expense or interest income and provision for income taxes added back. Management considers EBIT to be an important indicator of Kennametal’s operational strength and performance. Additionally, Kennametal will present EBIT on an adjusted basis.

Primary Working Capital as a Percentage of Sales Revenues

Primary Working Capital (PWC) is a non-GAAP financial measure and is defined by the Company as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. Primary Working Capital as a Percent of Sales Revenues (PWCPS) is defined by the Company as average of the previous five quarters’ PWC divided by the previous twelve months’ sales. We believe primary working capital and PWCPS better represent Kennametal’s performance in managing certain assets and liabilities controllable at the segment level and is used as such for internal performance measurement.

Adjusted Return on Invested Capital

Adjusted Return on Invested Capital (ROIC) is a non-GAAP financial measure and is defined by the Company as the previous twelve months’ net income, adjusted for interest expense, non-controlling interest and special items, divided by the sum of the previous 5 quarters’ average balances of debt and total equity. The most directly comparable GAAP measure is return on invested capital calculated utilizing GAAP net income. Management believes that adjusted ROIC provides additional insight into the underlying capital structure and performance of the Company.

Management utilizes these non-GAAP measures in determining compensation and assessing the operations of the Company.

EARNINGS BEFORE INTEREST AND TAXES (UNAUDITED) Year ended June 30 (in thousands)	2018
Net income attributable to Kennametal	$200,180
Add back:
Net income attributable to noncontrolling interests	4,880
Interest expense	30,081
Interest income	(3,042)
Provision for income taxes	69,981
EBIT	$302,080
Margin	12.8%
Adjustments:
Restructuring and related charges	15,875
Adjusted EBIT	$317,955
Margin	13.4%

KENNAMETAL INC. 2018 Proxy Statement	| A-1

(in thousands, except percents)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	Average
Current assets	$1,546,166	$1,240,587	$1,128,382	$1,075,915	$1,113,901	$1,220,990
Current liabilities	886,531	477,790	407,621	396,967	461,478	$526,077
Working capital, GAAP	$659,635	$762,797	$720,761	$678,948	$652,423	$694,913
Excluding items:
Cash and cash equivalents	(556,153)	(221,906)	(159,940)	(110,697)	(190,629)	$(247,865)
Other current assets	(63,257)	(70,926)	(68,057)	(64,874)	(55,166)	$(64,456)
Total excluded current assets	(619,410)	(292,832)	(227,997)	(175,571)	(245,795)	$(312,321)
Adjusted current assets	926,756	947,755	900,385	900,344	868,106	$908,669
Current maturities of long-term debt and capital leases, including notes payable	(400,200)	(1,399)	(1,360)	(1,252)	(925)	$(81,027)
Other current liabilities	(264,428)	(256,186)	(215,669)	(209,373)	(244,831)	$(238,097)
Total excluded current liabilities	(664,628)	(257,585)	(217,029)	(210,625)	(245,756)	$(319,125)
Adjusted current liabilities	221,903	220,205	190,592	186,342	215,722	$206,953
Primary working capital	$704,853	$727,550	$709,793	$714,002	$652,384	$701,716

	Three Months Ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	Total
Sales	$646,119	$607,936	$571,345	$542,454	$2,367,854
Primary working capital as a percentage of sales					29.6%

(in thousands, except percents)	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	Average
Current assets	$1,113,901	$1,043,046	$971,745	$991,837	$1,075,341	$1,039,174
Current liabilities	461,478	426,799	390,151	402,574	427,275	$421,655
Working capital, GAAP	$652,423	$616,247	$581,594	$589,263	$648,066	$617,519
Excluding items:
Cash and cash equivalents	(190,629)	(100,817)	(102,001)	(119,411)	(161,579)	$(134,887)
Other current assets	(55,166)	(75,061)	(80,375)	(64,660)	(84,016)	$(71,856)
Total excluded current assets	(245,795)	(175,878)	(182,376)	(184,071)	(245,595)	$(206,743)
Adjusted current assets	868,106	867,168	789,369	807,766	829,746	$832,431
Current maturities of long-term debt and capital leases, including notes payable	(925)	(1,591)	(2,263)	(1,381)	(1,895)	$(1,611)
Other current liabilities	(244,831)	(234,367)	(219,008)	(225,189)	(243,341)	$(233,347)
Total excluded current liabilities	(245,756)	(235,958)	(221,271)	(226,570)	(245,236)	$(234,958)
Adjusted current liabilities	215,722	190,841	168,880	176,004	182,039	$186,697
Primary working capital	$652,384	$676,327	$620,489	$631,762	$647,707	$645,734

	Three Months Ended
	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Total
Sales	$565,025	$528,630	$487,573	$477,140	$2,058,368
Primary working capital as a percentage of sales					31.4%

A-2 |	KENNAMETAL INC. 2018 Proxy Statement

RETURN ON INVESTED CAPITAL (UNAUDITED)

June 30, 2018 (in thousands, except percents)

Invested Capital	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	Average
Debt(1)	$991,705	$697,487	$697,083	$696,609	$695,916	$755,760
Total equity	1,230,328	1,226,155	1,163,949	1,098,078	1,052,653	1,154,233
Total	$2,222,033	$1,923,642	$1,861,032	$1,794,687	$1,748,569	$1,909,993

	Three Months Ended
Interest Expense	6/30/2018	3/31/2018	12/31/2017	9/30/2017	Total
Interest expense	$8,233	$7,468	$7,231	$7,149	$30,081
Income tax benefit					6,889
Total interest expense, net of tax					$23,192

Total Income	6/30/2018	3/31/2018	12/31/2017	9/30/2017	Total
Net income (loss) attributable to Kennametal, as reported	$68,528	$50,867	$41,602	$39,183	$200,180
Restructuring and related charges	5,671	1,229	192	6,378	13,470
Impact of out of period adjustment to provision for income taxes	—	—	5,297	—	5,297
Net impact of tax reform	(2,008)	6,382	(3,886)	—	488
Noncontrolling interest	1,624	2,244	557	455	4,880
Total income, adjusted	$73,815	$60,722	$43,762	$46,016	$224,315
Total interest expense, net of tax					23,192
					$247,507
Average invested capital					$1,909,993
Adjusted Return on Invested Capital					13.0%
Return on invested capital calculated utilizing net income, as reported is as follows:
Net income attributable to Kennametal, as reported					$200,180
Total interest expense, net of tax					23,192
					$223,372
Average invested capital					$1,909,993
Return on Invested Capital					11.7%

KENNAMETAL INC. 2018 Proxy Statement	| A-3

RETURN ON INVESTED CAPITAL (UNAUDITED)

June 30, 2017 (in thousands, except percents)

Invested Capital	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	Average
Debt(1)	$695,916	$696,222	$696,592	$695,408	$701,453	$697,118
Total equity	1,052,653	979,571	934,681	969,409	995,801	986,423
Total	$1,748,569	$1,675,793	$1,631,273	$1,664,817	$1,697,254	$1,683,541

	Three Months Ended
Interest Expense	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Total
Interest expense	$7,367	$7,331	$7,151	$6,993	$28,842
Income tax benefit					5,884
Total interest expense, net of tax					$22,958

Total Income	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Total
Net (loss) income attributable to Kennametal, as reported	$24,643	$38,890	$7,262	$(21,656)	$49,139
Restructuring and related charges	21,186	9,961	10,904	30,603	72,654
Australia deferred tax valuation allowance	—	—	1,288	—	1,288
Noncontrolling interest	969	764	653	455	2,841
Total income, adjusted	$46,798	$49,615	$20,107	$9,402	$125,922
Total interest expense, net of tax					22,958
					$148,880
Average invested capital					$1,683,541
Adjusted Return on Invested Capital					8.8%
Return on invested capital calculated utilizing net loss, as reported is as follows:
Net loss attributable to Kennametal, as reported					$49,139
Total interest expense, net of tax					22,958
					$72,097
Average invested capital					$1,683,541
Return on Invested Capital					4.3%

(1)	Debt as of June 30, 2017 not restated to reflect adoption of FASB ASU No. 2015-03.

A-4 |	KENNAMETAL INC. 2018 Proxy Statement

Kennametal Inc.
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 PM (Eastern Time) October 29, 2018.
Vote by Internet
• Go to www.envisionreports.com/KMT
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals II and III.

I.	Election of Directors:	01 -	Joseph Alvarado (for a term to expire in 2019)	02 -	Cindy L. Davis (for a term to expire in 2019)	03 -	William J. Harvey (for a term to expire in 2019)	04 -	William M. Lambert (for a term to expire in 2019)	+

		05 -	Lorraine M. Martin (for a term to expire in 2019)	06 -	Timothy R. McLevish (for a term to expire in 2019)	07 -	Sagar A. Patel (for a term to expire in 2019)	08 -	Christopher Rossi (for a term to expire in 2019)

		09 -	Lawrence W. Stranghoener (for a term to expire in 2019)	10 -	Steven H. Wunning (for a term to expire in 2019)

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For all EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain

II.	RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2019.	☐	☐	☐

		For	Against	Abstain

III.	NON-BINDING (ADVISORY) VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.	☐	☐	☐

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of the nominees in Item I, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm in Item II and FOR the non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers in Item III. The proxies are authorized to vote, in accordance with their judgment, upon such other matters as may properly come before the meeting and any adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

⬛	+

02VQMD

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareowners. The Proxy Statement and the 2018 Annual Report to Shareowners are available at: www.envisionreports.com/KMT

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — KENNAMETAL INC.	+

2018 ANNUAL MEETING OF SHAREOWNERS – OCTOBER 30, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

You, the undersigned shareowner, appoint each of Timothy R. McLevish, Christopher Rossi and Lawrence W. Stranghoener your attorney and proxy, with full power of substitution, on your behalf and with all powers that you would possess if personally present, to vote all shares of Kennametal Inc. capital stock that you would be entitled to vote at the Annual Meeting of Shareowners of Kennametal Inc. to be held at the Quentin C. McKenna Technology Center, located at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, on Tuesday, October 30, 2018 at 2:00 p.m. (Eastern Time), and at any adjournments thereof. The shares represented by this proxy shall be voted as instructed by you. If you do not otherwise specify, your shares (other than shares held in your Kennametal Inc. 401(k) account, which will be voted by the plan trustee based on your instructions) will be voted in accordance with the recommendations of the Board of Directors, as follows:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM I, FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2019 IN ITEM II AND FOR THE NON-BINDING (ADVISORY) VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN ITEM III.

If you have shares of Kennametal Inc. capital stock in your Kennametal Inc. 401(k) account, you must provide voting instructions to the plan trustee with this proxy or by Internet or telephone no later than Thursday, October 25, 2018 in order for such shares to be voted. Your voting instructions will be held in confidence.

(Continued and to be marked, dated and signed on the other side)

C	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

⬛	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+

Kennametal Inc.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals II and III.

I.	Election of Directors:	01 -	Joseph Alvarado (for a term to expire in 2019)	02 -	Cindy L. Davis (for a term to expire in 2019)	03 -	William J. Harvey (for a term to expire in 2019)	04 -	William M. Lambert (for a term to expire in 2019)	+

		05 -	Lorraine M. Martin (for a term to expire in 2019)	06 -	Timothy R. McLevish (for a term to expire in 2019)	07 -	Sagar A. Patel (for a term to expire in 2019)	08 -	Christopher Rossi (for a term to expire in 2019)

		09 -	Lawrence W. Stranghoener (for a term to expire in 2019)	10 -	Steven H. Wunning (for a term to expire in 2019)

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For all EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain

II.	RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2019.	☐	☐	☐

		For	Against	Abstain

III.	NON-BINDING (ADVISORY) VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.	☐	☐	☐

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of the nominees in Item I, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm in Item II and FOR the non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers in Item III. The proxies are authorized to vote, in accordance with their judgment, upon such other matters as may properly come before the meeting and any adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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⬛	+

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — KENNAMETAL INC.

2018 ANNUAL MEETING OF SHAREOWNERS – OCTOBER 30, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

You, the undersigned shareowner, appoint each of Timothy R. McLevish, Christopher Rossi and Lawrence W. Stranghoener your attorney and proxy, with full power of substitution, on your behalf and with all powers that you would possess if personally present, to vote all shares of Kennametal Inc. capital stock that you would be entitled to vote at the Annual Meeting of Shareowners of Kennametal Inc. to be held at the Quentin C. McKenna Technology Center, located at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, on Tuesday, October 30, 2018 at 2:00 p.m. (Eastern Time), and at any adjournments thereof. The shares represented by this proxy shall be voted as instructed by you. If you do not otherwise specify, your shares (other than shares held in your Kennametal Inc. 401(k) account, which will be voted by the plan trustee based on your instructions) will be voted in accordance with the recommendations of the Board of Directors, as follows:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM I, FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2019 IN ITEM II AND FOR THE NON-BINDING (ADVISORY) VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN ITEM III.

(Continued and to be marked, dated and signed on the other side)